UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Dell Technologies Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

May 16, 2017

Dear fellow stockholders:

On behalf of the Board of Directors, it is my pleasure to invite you to Dell Technologies Inc.’s 2017 Annual Meeting of Stockholders. The meeting will be held virtually on Monday, June 26, 2017, at 11:00 a.m., Central Time. The meeting can be accessed by visiting www.virtualshareholdermeeting.com/DVMT2017, where you will be able to listen to the meeting live, submit questions and vote online.

You will find information regarding the matters to be voted on in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. We are sending many of our stockholders a notice regarding the availability of the proxy statement, our Annual Report on Form 10-K for the fiscal year ended February 3, 2017 and other proxy materials via the Internet. This electronic process is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs. A paper copy of these materials may be requested using one of the methods described in the accompanying proxy statement or the Notice of Internet Availability of Proxy Materials.

You may visit http://investors.delltechnologies.com to access various web-based reports, executive messages and timely information on Dell Technologies’ global business.

Whether or not you plan to attend the annual meeting, please vote by submitting your proxy or voting instructions using one of the voting methods described in the accompanying proxy statement. Submitting your proxy or voting instructions by any of these methods will not affect your right to attend the virtual meeting and vote your shares at the virtual meeting if you wish to do so.

If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares, or need additional copies of the accompanying proxy statement or the proxy card, please contact Investor Relations at (512) 728-7800 or investor_relations@dell.com.

If your bank, brokerage firm or other nominee holds your shares, you also should contact your nominee for additional information.

Sincerely,

Michael S. Dell

Chairman of the Board and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Dell Technologies Inc.:

NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Stockholders of Dell Technologies Inc., or Dell Technologies, will be held virtually on Monday, June 26, 2017, at 11:00 a.m., Central Time. The meeting can be accessed by visiting www.virtualshareholdermeeting.com/DVMT2017, where you will be able to listen to the meeting live, submit questions and vote online. The meeting is being held for the following purposes:

1.	To elect to the Board of Directors the six director nominees specified in the accompanying proxy statement

2.	To ratify the appointment of PricewaterhouseCoopers LLP as Dell Technologies’ independent registered public accounting firm for the fiscal year ending February 2, 2018

3.	To approve, on a non-binding, advisory basis, the compensation of Dell Technologies’ named executive officers as disclosed in the accompanying proxy statement

4.	To vote on a non-binding, advisory basis on whether Dell Technologies should hold a non-binding, advisory vote by stockholders to approve the compensation of Dell Technologies’ named executive officers every 1 year, every 2 years or every 3 years

5.	To adopt an amendment to Dell Technologies’ certificate of incorporation to increase the total authorized number of shares of common stock and of Class C common stock by 7,000,000,000 shares

In addition, stockholders will consider and take action upon any other business that may properly come before the annual meeting or any adjournment or postponement thereof.

The holders of record of Dell Technologies’ outstanding common stock as of the close of business on April 27, 2017, which is the record date fixed by the Board of Directors, are entitled to notice of and to vote at the annual meeting or at any adjournment or postponement thereof.

We encourage you to access the annual meeting before the start time of 11:00 a.m., Central Time, on June 26, 2017. Please allow ample time for online check-in, which will begin at 10:45 a.m., Central Time, on June 26, 2017.

Whether or not you plan to attend the annual meeting, your Board urges you to read the proxy statement and submit a proxy or voting instructions for your shares over the Internet or by telephone, or complete, date, sign and return your proxy card in the pre-addressed, postage-paid envelope provided. We encourage you to vote via the Internet. Internet voting is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs.

This Notice of Annual Meeting of Stockholders and the proxy statement are accompanied by Dell Technologies’ Annual Report on Form 10-K for the fiscal year ended February 3, 2017.

If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares, or need additional copies of the accompanying proxy statement or the proxy card, please contact Investor Relations at (512) 728-7800 or investor_relations@dell.com.

If a bank, brokerage firm or other nominee holds your shares, you also should contact your nominee for additional information.

By Order of the Board of Directors

Richard J. Rothberg

Secretary

May 16, 2017

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend Dell Technologies’ annual meeting, please vote as soon as possible. Under New York Stock Exchange rules, if you hold your shares in street name, your bank, brokerage firm or other nominee holding shares on your behalf will NOT be able to vote your shares on Proposal 1, 3, 4 or 5 (including the election of directors) unless it receives specific instructions from you. We strongly encourage you to vote.

We encourage you to vote by Internet. It is convenient for you, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers About the Proxy Materials and the Annual Meeting” beginning on page 5 of the accompanying proxy statement.

We have been advised that many states are strictly enforcing escheatment laws and requiring shares held in “inactive” accounts to be escheated to the state in which the stockholder was last known to reside. One way you can ensure that your account is active is to vote your shares.

2017 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

DELL TECHNOLOGIES INC.

PROXY STATEMENT

SUMMARY INFORMATION

This summary highlights information contained elsewhere in this proxy statement. For more complete information, we encourage you to review the entire proxy statement and Dell Technologies’ Annual Report on Form 10-K for the fiscal year ended February 3, 2017, or Fiscal 2017.

The Notice of Internet Availability of Proxy Materials is first being distributed to stockholders on or about May 16, 2017. On or about May 19, 2017, we will begin mailing a full set of proxy materials to some of our stockholders. All references to “Dell Technologies,” “we,” “us,” “our” and “Company” in this proxy statement refer to Dell Technologies Inc.

Annual Meeting of Stockholders

• Date:	Monday, June 26, 2017
• Time:	11:00 a.m., Central Time
• Record Date:	April 27, 2017
• Webcast:	The meeting can be accessed by visiting www.virtualshareholdermeeting.com/DVMT2017, where you will be able to listen to the meeting live, submit questions and vote online.
• Voting Methods:

Vote by Internet	Vote by Mobile Device	Vote by Telephone	Vote by Mail	Vote On Day of Meeting

Go to www.proxyvote.com and enter the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.	Scan this QR code to vote with your mobile device. You will need the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.	Call 1-800-690-6903 or the number on your proxy card or voting instruction form. You will need the 16 digit control number provided on your proxy card or voting instruction form.	Complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope.	See the instructions above regarding attendance at the virtual annual meeting.

We encourage you to vote by Internet. Internet voting is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs.

Meeting Agenda and Voting Recommendations

Agenda Items	Board Recommendation	Page
Election of the director nominees specified in this proxy statement	FOR ALL NOMINEES	16

Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending February 2, 2018	FOR	32

Non-binding, advisory vote to approve named executive officer compensation as disclosed in this proxy statement, or Say-on-Pay	FOR	34

Non-binding, advisory vote on whether Dell Technologies should hold a non-binding, advisory vote by stockholders to approve the compensation of the Company’s named executive officers every 1 year, every 2 years or every 3 years, or Say-on-Pay Frequency	FOR EVERY 1 YEAR	35

Vote to adopt an amendment to Dell Technologies’ certificate of incorporation to increase the authorized number of shares of common stock	FOR	36

Director Nominees (Proposal 1)

The Board of Directors is asking you to vote “FOR” each of the director nominees listed below with respect to the shares of Dell Technologies common stock you are entitled to vote. Dell Technologies’ stockholders will vote on the election of directors as follows:

•	the holders of the outstanding shares of all outstanding classes of our common stock (including holders of Class V common stock), voting as a single class, will vote on the election of the three Group I directors;

•	the holders of the outstanding shares of Class A common stock, voting as a separate class, will vote on the election of the Group II director; and

•	the holders of the outstanding shares of Class B common stock, voting as a separate class, will vote on the election of the two Group III directors.

Each director will be elected for a term commencing on the date of that director’s election and ending on the earliest of (1) the date on which the director’s successor is elected and qualified, (2) the date of the director’s death, resignation, disqualification or removal, (3) solely in the case of the Group II directors, the occurrence of a Designation Rights Trigger Event (as defined in Annex A) with respect to the Class A common stock and (4) solely in the case of the Group III directors, the occurrence of a Designation Rights Trigger Event with respect to the Class B common stock.

Each nominee currently serves as a member of the Board of Directors, or the Board. In Fiscal 2017, each member of the Board of Directors attended at least 75% of the total number of meetings of the Board of Directors and each applicable Board committee held during the period in which such member served as a director of Dell Technologies or as a member of such committee. Set forth below is summary information about each director nominee.

Nominee and Principal Occupation	Age	Director Since	Director Group	Independent	Current Committee Membership
Michael S. Dell	52	2013	II		• Executive (Chair)
Chairman and Chief Executive Officer of Dell Technologies Inc.
David W. Dorman	63	2016	I	Ö	• Audit
Founding Partner of Centerview Capital Technology Management, L.P.					• Capital Stock (Chair)
Egon Durban	43	2013	III		• Executive
Managing Partner and Managing Director of Silver Lake Partners
William D. Green	63	2016	I	Ö	• Audit
Former Chairman of Accenture plc					• Capital Stock
Ellen J. Kullman	61	2016	I	Ö	• Audit (Chair)
Former Chair and Chief Executive Officer of E. I. du Pont de Nemours and Company (DuPont)					• Capital Stock
Simon Patterson	44	2013	III
Managing Director of Silver Lake Partners

Independent Registered Public Accounting Firm (Proposal 2)

The Board of Directors is asking you to vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP, or PwC, as our independent registered public accounting firm for the fiscal year ending February 2, 2018, or Fiscal 2018. All PwC fees incurred in connection with professional services rendered to Dell Technologies during Fiscal 2017 and the fiscal year ended January 29, 2016, or Fiscal 2016, are summarized under “Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm.”

Say-on-Pay (Proposal 3)

The Board of Directors is asking you to vote, on a non-binding, advisory basis, “FOR” the approval of the compensation of our named executive officers as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure beginning on page 42. The Board of Directors and the Executive Committee of the Board value the views of the Company’s stockholders and will take the outcome of the advisory vote into account when considering future executive compensation decisions.

Say-on-Pay Frequency (Proposal 4)

The Board of Directors is asking you to vote, on a non-binding, advisory basis, on whether future non-binding, advisory votes on the compensation of our named executive officers as disclosed in the Company’s annual proxy statement should be held every 1 year, every 2 years or every 3 years. The Board of Directors unanimously recommends that stockholders vote “FOR” “Every 1 year” as the frequency with which Dell Technologies should hold this vote.

Amendment to Company’s Certificate of Incorporation (Proposal 5)

The Board of Directors is asking you to vote “FOR” adoption of an amendment to the Company’s certificate of incorporation to increase the authorized number of shares of common stock as described under “Proposal 5 – Adoption of Amendment to Dell Technologies’ Certificate of Incorporation to Increase Authorized Number of Shares of Common Stock.”

Stockholder Proposals for 2018 Annual Meeting of Stockholders

•	Deadline for stockholder proposals for inclusion in our 2018 proxy statement: January 16, 2018

•	Deadline for proposed business and nominations for director: February 26, 2018 – March 28, 2018

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting To Be Held on Monday, June 26, 2017:

The accompanying notice of annual stockholder meeting, proxy statement,

form of proxy card and Dell Technologies’ Annual Report on Form 10-K for the fiscal year ended February 3, 2017 are available electronically on our website at http://investors.delltechnologies.com under the

Financial Information section and at www.proxyvote.com.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

The following summary briefly answers some questions you may have regarding these proxy materials and the annual meeting. This summary may not address all questions that could be important to you as a Dell Technologies stockholder. Please refer to the more detailed information contained elsewhere in this proxy statement, including the definitions of selected capitalized terms set forth in Annex A to this proxy statement, and the documents referred to in this proxy statement.

Q:	Why am I receiving these materials?

A:	You are receiving these proxy materials in connection with the solicitation of proxies on behalf of our Board of Directors for use at the 2017 Annual Meeting of Stockholders, which will take place on Monday, June 26, 2017, at 11:00 a.m., Central Time. As a stockholder as of the close of business on April 27, 2017, which is the record date fixed by the Board of Directors, you are entitled, and are urged, to vote your shares on the proposals described in this proxy statement, and are invited to attend the annual meeting, which will be held online.

Q:	What information is contained in these materials?

A:	These materials include

•	our notice of the annual meeting;

•	our proxy statement for the annual meeting; and

•	our Annual Report on Form 10-K for Fiscal 2017, which includes our audited consolidated financial statements.

If you received a full set of printed versions of these materials by mail, these materials also should have included a proxy card or voting instruction form.

The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of the Company’s most highly paid executive officers and its directors, and other required information.

Q:	Why might I have received a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

A:	As permitted by the rules of the Securities and Exchange Commission, or the SEC, we are furnishing proxy materials to many of our stockholders via the Internet, rather than mailing printed copies of those materials to each stockholder. If you received a Notice of Internet Availability of Proxy Materials, or Notice, by mail, you will not receive a paper or e-mail copy of the proxy materials unless you request one. To request a printed or e-mail copy of the proxy materials (free of charge), you should follow the instructions included in the Notice. The Notice also provides instructions on how to access the proxy materials online and how to vote via the Internet, by telephone or mail or online at the annual meeting.

Q:	Why did some stockholders not receive a Notice in the mail?

A:	Some Dell Technologies stockholders, including stockholders who previously have requested to receive paper copies of the proxy materials, will receive paper copies of the proxy materials instead of a Notice.

In addition, stockholders who previously have elected delivery of proxy materials electronically will receive a Notice by e-mail. Those stockholders should have received an e-mail containing a link to the website where the proxy materials are available and a link to the proxy voting website.

Q:	How do I access the proxy materials or request a paper or electronic copy of the materials if I received a Notice?

A:	The Notice you received from Dell Technologies or your bank, brokerage firm or other nominee provides instructions regarding how to view Dell Technologies’ proxy materials for the annual meeting online. As explained in greater detail in the Notice, to view the proxy materials and submit your proxy or voting instructions, you will need to follow the instructions in your Notice and have available your 16 digit control number contained in your Notice. The proxy statement and Dell Technologies’ Annual Report on Form 10-K for Fiscal 2017 are also available electronically on our website at http://investors.delltechnologies.com under the Financial Information section.

A paper or e-mail copy of the proxy materials may be requested (free of charge) using one of the methods described in the Notice.

Q:	What proposals will be voted on at the annual meeting?

A:	Stockholders will vote on five proposals at the annual meeting:

•	Proposal 1 – To elect to the Board of Directors the six director nominees specified in this proxy statement. The holders of the outstanding shares of all outstanding classes of our common stock (including holders of Class V common stock), voting as a single class, will vote on the election of the three Group I directors; the holders of the outstanding shares of Class A common stock, voting as a separate class, will vote on the election of the Group II director; and the holders of the outstanding shares of Class B common stock, voting as a separate class, will vote on the election of the two Group III directors.

•	Proposal 2 – To ratify the appointment of PwC as Dell Technologies’ independent registered public accounting firm for Fiscal 2018.

•	Proposal 3 – To approve Say-on-Pay on a non-binding, advisory basis.

•	Proposal 4 – To approve Say-on-Pay Frequency on a non-binding, advisory basis.

•	Proposal 5 – To adopt an amendment to Dell Technologies’ certificate of incorporation to increase the authorized number of shares of common stock.

Q:	How does the Board of Directors recommend that I vote on these proposals?

A:	The Board of Directors unanimously recommends that you vote your shares:

•	“FOR” the election of each of the Board’s director nominees, as described in Proposal 1.

•	“FOR” the ratification of the appointment of PwC as Dell Technologies’ independent registered public accounting firm for Fiscal 2018, as described in Proposal 2.

•	“FOR” approval of Say-on-Pay on a non-binding, advisory basis, as described in Proposal 3.

•	“FOR” approval of a Say-on-Pay Frequency of “Every 1 year” on a non-binding, advisory basis, as described in Proposal 4.

•	“FOR” adoption of an amendment to Dell Technologies’ certificate of incorporation to increase the authorized number of shares of common stock, as described in Proposal 5.

Q:	Who is entitled to vote at the annual meeting?

A:	Holders of record of our Class A common stock, Class B common stock, Class C common stock and Class V common stock as of the close of business on April 27, 2017, which is the record date fixed by the Board of Directors, are entitled to vote their shares at the annual meeting.

A complete list of stockholders entitled to vote at the annual meeting will be available for inspection by any stockholder for any purpose germane to the annual meeting for at least ten days before the annual meeting during ordinary business hours at our headquarters located at One Dell Way, Round Rock, Texas 78682. In addition, the list will be available to any stockholder for examination online during the annual meeting. To access the list during the annual meeting, please visit www.virtualshareholdermeeting.com/DVMT2017 and enter the 16 digit control number provided on your proxy card, voting instruction form or Notice.

Q:	What constitutes a quorum for the annual meeting?

A:	To conduct any business at the annual meeting, a quorum must be present in person or represented by valid proxies. The holders of record of issued and outstanding shares of Dell Technologies’ common stock representing a majority of the voting power of all issued and outstanding shares of common stock entitled to vote at the meeting, present or represented by proxy, will constitute a quorum for the transaction of business at the meeting.

However, where a separate vote by a class is required with respect to any matter, the holders of the outstanding shares of that class representing a majority of the voting power of all outstanding shares of that class, present or represented by proxy, will constitute a quorum entitled to take action with respect to the vote on that matter. As discussed in this proxy statement, with respect to Proposal 1, a separate vote by the holders of the outstanding shares of Class A common stock is required for the election of the Group II director and a separate vote by the holders of the outstanding shares of Class B common stock is required for the election of the Group III directors. Further, approval of Proposal 5 requires, in addition to the affirmative vote of the holders of a majority of the outstanding shares of all outstanding classes of common stock, the separate affirmative votes of the holders of a majority of the outstanding shares of Class A common stock and the holders of a majority of the outstanding shares of Class B common stock.

Q:	How many shares may be voted at the annual meeting?

A:	Dell Technologies has issued and outstanding shares of four classes of its authorized common stock:

•	Class A common stock

•	Class B common stock

•	Class C common stock

•	Class V common stock

Our Class V common stock is listed on the New York Stock Exchange, or the NYSE, and is registered under Section 12 of the Securities Exchange Act of 1934, or the Exchange Act. No other class of our common stock is listed on the NYSE or registered under the Exchange Act.

As of the record date for the annual meeting, an aggregate of 773,425,884 shares of Dell Technologies common stock are outstanding and entitled to vote at the meeting, of which 409,684,386 shares are shares of Class A common stock, 136,986,858 shares are shares of Class B common stock, 22,231,439 shares are shares of Class C common stock and 204,523,201 shares are shares of Class V common stock.

Q:	What shares may I vote and what are the voting rights of the holders of Dell Technologies’ common stock?

A:	You may vote all of the shares of Dell Technologies’ common stock owned by you as of the close of business on the record date.

•	Each share of Class A common stock is entitled to ten votes per share.

•	Each share of Class B common stock is entitled to ten votes per share.

•	Each share of Class C common stock is entitled to one vote per share.

•	Each share of Class V common is entitled to one vote per share.

Stockholders are not entitled to cumulate their votes in the election of directors.

At the annual meeting:

•	the holders of the outstanding shares of all outstanding classes of our common stock (including holders of Class V common stock), voting as a single class, will vote (a) on the election of the three Group III directors and (b) on approval of Proposals 2, 3, 4 and 5;

•	the holders of the outstanding shares of Class A common stock, voting as a separate class, will vote (a) on the election of the Group II director and (b) on approval of Proposal 5 (in addition to voting on approval of Proposal 5 as a single class with the other classes of common stock); and

•	the holders of the outstanding shares of Class B common stock, voting as a separate class, will vote (a) on the election of the Group III directors and (b) on approval of Proposal 5 (in addition to voting on approval of Proposal 5 as a single class with the other classes of common stock).

Q:	What is the difference between a “stockholder of record” and a “beneficial owner”?

A:	Whether you are a “stockholder of record” or a “beneficial owner” with respect to your shares of Dell Technologies common stock depends on how you hold your shares:

•	Stockholder of Record: If you hold shares directly in your name on records maintained by Dell Technologies’ transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the “stockholder of record” with respect to those shares, the proxy materials or Notice have been sent directly to you by Dell Technologies, and you may vote those shares in the manner described in this proxy statement.

•	Beneficial Owner: If your shares are held through a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and these proxy materials are being forwarded to you by your nominee along with a voting instruction form. You may use the voting instruction form to direct your nominee on how to vote your shares, using one of the methods described on the voting instruction form.

Q:	May I attend the annual meeting? What do I need in order to attend the meeting?

A:	The annual meeting will be conducted completely online via the Internet. Stockholders may attend and participate in the meeting by visiting www.virtualshareholdermeeting.com/DVMT2017. To access the annual meeting, you will need the 16 digit control number included on your Notice, on your proxy card or on the instructions that accompany your proxy materials.

We encourage you to access the meeting before the start time of 11:00 a.m., Central Time, on June 26, 2017. Please allow ample time for online check-in, which will begin at 10:45 a.m., Central Time, on June 26, 2017.

Q:	Why is the annual meeting a virtual, online meeting?

A:	By conducting our annual meeting solely online via the Internet, we eliminate many of the costs associated with a physical meeting. In addition, we anticipate that a virtual meeting will provide greater accessibility for stockholders, encourage stockholder participation from around the world, and improve our ability to communicate more effectively with our stockholders during the meeting.

Q:	How may I vote my shares at the virtual annual meeting?

A:	If you hold shares of Dell Technologies common stock as the stockholder of record or in street name as a beneficial owner, you have the right to vote those shares at the virtual annual meeting. If you choose to do so, please follow the instructions at www.virtualshareholdermeeting.com/DVMT2017 in order to vote or submit questions during the meeting.

Even if you plan to attend the virtual annual meeting, you should submit a proxy card or voting instruction form for your shares in advance as described in the answer to the question immediately below so that your vote will be counted if you later decide not to attend the virtual annual meeting.

Q:	How may I vote my shares without attending the annual meeting?

A:	Even if you plan to attend the virtual annual meeting, you should submit a proxy card or voting instruction form in advance of the annual meeting. All stockholders as of the record date may submit a proxy in advance. Beneficial owners holding shares through a bank, brokerage firm or other nominee will be able to submit a voting instruction form. Please refer to the applicable method or methods below:

•	For stockholders who received a Notice by mail: You may access the proxy materials and voting instructions over the Internet via the web address provided in the Notice. To access the materials and to vote, you will need the 16 digit control number provided on the Notice you received in the mail. You may vote by following the instructions on the Notice or on the proxy voting website.

•	For stockholders who received the proxy materials by e-mail: You may access the proxy materials and voting instructions over the Internet via the web address provided in the e-mail. To vote, you will need the 16 digit control number provided in the e-mail. You may vote by following the instructions in the e-mail or on the proxy voting website.

•	For stockholders who received the proxy materials by mail: You may vote your shares by following the instructions provided on the proxy card or voting instruction form. If you vote by Internet or telephone, you will need the 16 digit control number provided on the proxy card or voting instruction form. If you vote by mail, please complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope.

Q:	What is the deadline for voting my shares if I do not vote at the virtual annual meeting?

A:	If you are a stockholder of record and do not vote at the virtual annual meeting, you may vote by Internet or by telephone until 11:59 p.m., Eastern Time (10:59 p.m., Central Time), on Sunday, June 25, 2017.

If you are a beneficial owner of shares held through a bank, brokerage firm or other nominee, please follow the voting instructions provided by your nominee.

If you own shares of Class V common stock through the EMC Corporation 401(k) Savings Plan or the EMC Corporation Deferred Compensation Retirement Plan, see “How may I vote my shares of Class V common stock that I own through the EMC Corporation 401(k) Savings Plan for employees or the EMC Corporation Deferred Compensation Retirement Plan?” below for the applicable voting deadline.

Q:	May I revoke my proxy or change my vote after I have voted?

A:	Yes. Stockholders generally have the right to revoke their proxy at any time before it is voted at the annual meeting and subject to the voting deadlines described in the immediately preceding question. How you revoke your proxy or change your vote depends on how you hold your shares, as described below. Your attendance at the annual meeting will not automatically revoke your proxy unless you vote again at the meeting or file a written notice with the Corporate Secretary of Dell Technologies requesting that your prior proxy be revoked (see instructions below).

•	Stockholders of Record: If you are a stockholder of record, you may revoke a proxy or change your vote before the completion of voting at the annual meeting by:

•	signing another proxy card with a later date and delivering it to an officer of the Company before the annual meeting;

•	voting again over the Internet or by telephone before 11:59 p.m., Eastern Time (10:59 p.m., Central Time), on June 25, 2017;

•	voting online at the annual meeting; or

•	providing written notice of your revocation to Dell Technologies’ Corporate Secretary at Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682, Attn: Corporate Secretary.

Stockholders of record may change their proxy by using any one of these methods regardless of the method they previously used to submit their proxy. Only the latest dated proxy card you submit will be counted.

•	Beneficial Owners: If you are a beneficial owner of shares held through a bank, brokerage firm or other nominee, you may submit new voting instructions by:

•	submitting new voting instructions in the manner stated in the instructions provided by your nominee; or

•	voting your shares online at the annual meeting.

•	If you own shares of Class V common stock through the EMC Corporation 401(k) Savings Plan or the EMC Corporation Deferred Compensation Retirement Plan: If you own shares of Class V common stock through either of these two plans, see “How may I vote my shares of Dell Technologies Class V common stock that I own through the EMC Corporation 401(k) Savings Plan for employees or the EMC Corporation Deferred Compensation Retirement Plan?” below for the applicable voting deadline, after which your voting instructions may not be changed.

Q:	How do I elect to receive future proxy materials electronically?

A:	If you received a paper copy of the proxy materials or the Notice, you may elect to receive future Dell Technologies proxy materials electronically by following the instructions on your proxy card or voting instruction form or at www.proxyvote.com. Choosing to receive future proxy materials by e-mail will help us conserve natural resources and reduce the costs of printing and distributing our proxy materials. If you choose to receive future proxy materials by e-mail, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Q:	What does it mean if I receive more than one proxy card or voting instruction form?

A:	If your shares are held in more than one account, you will receive a proxy card or voting instruction form for each account. To ensure that all of your shares are voted, please follow the instructions you receive for each account to submit a proxy or voting instructions over the Internet or by telephone, or by completing, dating, signing and returning your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided.

Whether or not you plan to attend the annual meeting, you are strongly urged to submit your proxy or voting instructions over the Internet or by telephone, or by completing, dating, signing and returning your proxy card or voting instruction form in the postage-paid envelope provided. Only the latest dated proxy card you submit will be counted.

Q:	How may I vote my shares of Class V common stock that I own through the EMC Corporation 401(k) Savings Plan for employees or the EMC Corporation Deferred Compensation Retirement Plan?

A: If you own shares of Class V common stock through either of these two plans, you may direct the trustee to vote the shares held in your accounts in accordance with your instructions by returning the voting instruction form for your accounts or by registering your instructions over the Internet or by telephone as directed on the voting instruction form for your accounts. If you wish to instruct the trustee on the voting of shares held in your accounts, you should submit those instructions no later than 11:59 p.m., Eastern Time

(10:59 p.m., Central Time), on Wednesday, June 21, 2017. For any shares for which the trustee does not receive voting instructions by that time, (1) if your shares are held in the EMC Corporation Deferred Compensation Retirement Plan, they will not be voted and (2) if your shares are held in the EMC Corporation 401(k) Savings Plan, the trustee will vote your shares with respect to the proposals to be voted on at the annual meeting in proportion to responses received from other participants in the plan. If you own shares of Class V common stock through either of these two plans, you will not be able to cast your vote at the annual meeting, but you will still be able to listen to the annual meeting webcast and ask questions during the annual meeting.

Q:	How will my shares be voted if I submit my proxy card or voting instruction form but do not provide specific voting instructions in the proxy card or voting instruction form I submit?

A:	The effect of submitting a proxy or voting instruction form without providing specific voting instructions depends on how you hold your shares.

•	Stockholders of Record: If you sign and submit a proxy card to Dell Technologies but do not indicate any voting instructions, your shares will be voted as follows:

•	“FOR” the election of each director nominee specified under Proposal 1 on which you are entitled to vote

•	“FOR” Proposal 2 (ratification of independent registered public accounting firm)

•	“FOR” Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement)

•	“FOR” “Every 1 year” on Proposal 4 (advisory vote on frequency of holding future advisory votes to approve named executive officer compensation)

•	“FOR” Proposal 5 (adoption of an amendment to Dell Technologies’ certificate of incorporation to increase the authorized number of shares of common stock)

If any other business properly comes before the stockholders for a vote at the meeting, or any adjournment or postponement of the meeting, your shares will be voted according to the discretion of the persons named as proxy holders or the persons designated by them.

•	Beneficial Owners: A bank, brokerage firm or other nominee that holds shares for a beneficial owner will be entitled to vote those shares without instructions from the beneficial owner on matters that are considered to be “routine” in nature. The ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies’ independent registered public accounting firm for Fiscal 2018 is the only proposal to be acted on at the annual meeting that would be considered routine (Proposal 2). Unless instructed by the beneficial owner on how to vote, a bank, brokerage firm or other nominee is not entitled to vote shares it holds for a beneficial owner on any proposals that are considered “non-routine,” which includes the election of directors (Proposal 1), advisory vote to approve named executive officer compensation (Proposal 3), advisory vote on the frequency of holding future advisory votes to approve named executive officer compensation (Proposal 4) and vote to adopt an amendment to Dell Technologies’ certificate of incorporation to increase the authorized number of shares of common stock (Proposal 5).

Consequently, if you hold your shares of Dell Technologies common stock through a bank, brokerage firm or other nominee and do not submit any voting instructions to your nominee, your nominee (1) may not exercise its discretion to vote your shares on Proposal 1, 3, 4 or 5 but (2) may exercise its discretion to vote your shares on Proposal 2 (ratification of independent registered public accounting firm). If your shares are voted as directed by your bank, brokerage firm or other nominee on the routine proposal, Proposal 2, then your shares will constitute “broker non-votes” on each of the non-routine proposals and will not be counted in determining the number of shares necessary for approval of Proposal 1, 3, 4 or 5 (see below for a further discussion of broker non-votes). If you are a beneficial owner and want your vote to count on Proposals 1, 3, 4 and 5 (including the election of directors), it is critical that you instruct your bank, brokerage firm or other nominee how to vote your shares.

•	If you own shares of Class V common stock through the EMC Corporation 401(k) Savings Plan or the EMC Corporation Deferred Compensation Retirement Plan: If you own shares of Class V common stock through either of these two plans, you may instruct the trustee how to vote the shares held in your account as discussed above. In the event the trustee does not receive voting instructions from you on or before the deadline specified under “How may I vote my shares of Class V common stock that I own through the EMC Corporation 401(k) Savings Plan for employees or the EMC Corporation Deferred Compensation Retirement Plan?” above, (1) if your shares are held in the EMC Corporation Deferred Compensation Retirement Plan, they will not be voted and (2) if your shares are held in the EMC Corporation 401(k) Savings Plan, the trustee will vote your shares with respect to the proposals to be voted on at the annual meeting in proportion to responses received from other participants in the plan.

Q:	What vote is required to approve each of the proposals?

A:	The voting requirements for approval of the proposals at the annual meeting, assuming a quorum is present or represented by proxy at the meeting, are as follows:

Proposal	Vote required	Broker discretionary voting allowed?
Proposal 1: Election of directors	Plurality of votes cast with respect to shares present and entitled to vote on the election of directors constituting each director group*	No

Proposal 2: Ratification of appointment of independent registered public accounting firm	Affirmative vote of holders of shares representing a majority of voting power of shares present and entitled to vote on the proposal	Yes

Proposal 3: Advisory vote to approve named executive officer compensation as disclosed in this proxy statement (Say-on-Pay)	Affirmative vote of holders of shares representing a majority of voting power of shares present and entitled to vote on the proposal	No

Proposal 4: Advisory vote on whether future advisory votes to approve named executive officer compensation should be held every 1 year, every 2 years or every 3 years (Say-on-Pay Frequency)	Affirmative vote of holders of shares representing a majority of voting power of shares present and entitled to vote on the proposal (if no option – every 1 year, every 2 years or every 3 years – is approved by shares representing a majority of the voting power, then the option receiving greatest number of votes will be considered the preference of stockholders)	No

Proposal	Vote required	Broker discretionary voting allowed?

Proposal 5: Adoption of amendment to Dell Technologies’ certificate of incorporation to increase the authorized number of shares of common stock	Affirmative vote of holders of (1) shares representing a majority of voting power of the outstanding shares of all outstanding classes of common stock, (2) a majority of the outstanding shares of Class A common stock and (3) a majority of the outstanding shares of Class B common stock	No

*	The holders of outstanding shares of all outstanding classes of Dell Technologies’ common stock (including holders of Class V common stock), voting as a single class, will vote on the election of the three Group I directors; the holders of the outstanding shares of Class A common stock, voting as a separate class, will vote on the election of the Group II director; and the holders of the outstanding shares of Class B common stock, voting as a separate class, will vote on the election of the two Group III directors.

Q:	What effect do abstentions and “broker non-votes” have on the proposals?

A:	If your shares are counted as either a broker non-vote or an abstention, your shares will be included in the number of shares represented for purposes of determining whether a quorum is present. In regard to the effect of each on the outcome of each proposal:

•	Abstentions: Abstentions will have no effect on the outcome of Proposal 1. Abstentions will have the same effect as a vote against Proposal 2, Proposal 3, Proposal 4 and Proposal 5. With respect to Proposal 4, however, if none of the specified frequency options receives the affirmative vote of holders of shares representing a majority of the voting power of the shares present or represented by proxy, the choice of frequency of future advisory votes to approve named executive officer compensation that receives the greatest number of votes will be considered the frequency recommendation by stockholders and, in that case, abstentions will have no effect on the outcome of the vote.

•	Broker non-votes: Broker non-votes will have no effect on the outcome of Proposal 1, 3 or 4. Broker non-votes will have the same effect as a vote against Proposal 5. A “broker non-vote” occurs when (1) the beneficial owner of shares held through a bank, brokerage firm or other nominee in “street name” does not give the nominee specific voting instructions on the matter, (2) one of the proposals being voted on is a matter that is considered “non-routine” in nature and (3) there is at least one “routine” proposal being voted on at the same meeting. If you are a beneficial owner of Dell Technologies common stock and do not submit any voting instructions to your bank, brokerage firm or other nominee, your nominee may exercise its discretion to vote your shares on Proposal 2, because that proposal is considered routine. However, a nominee is not entitled to vote the shares it holds for a beneficial owner on any “non-routine” proposals. Therefore, if you do not provide specific voting instructions to your nominee, and if your shares are voted as directed by your nominee on Proposal 2, your shares will constitute broker non-votes with respect to Proposal 1, 3, 4 or 5, as applicable, because these are non-routine proposals.

Q:	How will the voting power of shares held by our principal stockholders affect approval of the proposals being voted on at the annual meeting?

A:

As of the record date for the annual meeting, Michael S. Dell and a separate property trust for the benefit of Mr. Dell’s wife (referred to as the MD stockholders) beneficially owned, in aggregate, approximately 49% of the outstanding shares of our common stock, representing approximately 66% of the total voting power of the outstanding shares of all outstanding classes of common stock. As of the record date for the annual meeting, certain investment funds affiliated with Silver Lake Partners (referred to as the SLP stockholders)

beneficially owned, in aggregate, approximately 18% of the outstanding shares of our common stock, including all of the Class B common stock, representing approximately 24% of the total voting power of the outstanding shares of all outstanding classes of common stock. As indicated above, each share of Class A common stock is entitled to ten votes per share and each share of Class B common stock is entitled to ten votes per share.

By reason of their ownership of Class A common stock entitled to a majority of the aggregate votes entitled to be cast by the holders of the Class A common stock, the Class B common stock, the Class C common stock and the Class V common stock, voting together as a single class, the MD stockholders have the ability to approve any matter submitted to the vote of all of the outstanding shares of our common stock, voting together as a single class. As a result:

•	by reason of their ownership of a majority of the Class A common stock, the MD stockholders have the ability to elect all of the Group I directors, who have an aggregate of 3 of the 13 total votes on the Board of Directors;

•	by reason of their ownership of a majority of the Class A common stock, the MD stockholders have the ability to elect the Group II director, who has an aggregate of 7 of the 13 total votes on the Board of Directors;

•	by reason of their ownership of all of the Class B common stock, the SLP stockholders have the ability to elect all of the Group III directors, who have an aggregate of 3 of the 13 total votes on the Board of Directors; and

•	by reason of their ownership of Class A common stock entitled to a majority of the aggregate votes entitled to be cast by the holders of the Class A common stock, the Class B common stock, the Class C common stock and the Class V common stock, voting together as a single class, the MD stockholders have the ability to determine the outcome of Proposals 2, 3 and 4.

Approval of Proposal 5 also will require the affirmative vote of the Class A common stock held by the MD stockholders and the affirmative vote of the Class B common stock held by the SLP stockholders.

Q:	What happens if additional matters are presented at the annual meeting?

A:	If you grant a proxy by means of the proxy card or over the Internet or by telephone, the persons named as proxy holders or the persons designated by them will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. Other than matters and proposals described in this proxy statement, as of the date of this proxy statement, the Company has not received valid notice of any other business to be acted upon at the annual meeting.

Q:	Who will count the votes?

A:	Broadridge Financial Solutions, Inc. will tabulate and certify the votes as the inspector of election for the annual meeting.

Q:	Where can I find the voting results of the annual meeting?

A:	Dell Technologies will report the voting results by filing a current report on Form 8-K within four business days following the date of the annual meeting. If the final voting results are not known when Dell Technologies files its report, it will amend the initial report within four business days after the final voting results become known in order to disclose those results.

Q:	Who will bear the cost of soliciting votes for the annual meeting?

A:

Dell Technologies will bear all costs of this proxy solicitation. Proxies may be solicited by mail, in person, by telephone, by facsimile, by electronic means or by advertisements by directors, executive officers and other employees of Dell Technologies or its subsidiaries, without additional compensation. Dell Technologies will reimburse banks, brokerage firms and other nominees for their reasonable expenses to forward proxy materials to beneficial owners.

Q:	Are copies of the proxy materials for the annual meeting and Dell Technologies’ Annual Report on Form 10-K available electronically?

A:	Yes. Copies of the proxy materials for the annual meeting and Dell Technologies’ Annual Report on Form 10-K for Fiscal 2017 are available without exhibits at http://investors.delltechnologies.com under the Financial Information section, and with exhibits at the website maintained by the SEC at www.sec.gov.

Q:	How may I propose matters for inclusion in Dell Technologies’ proxy materials for the 2018 Annual Meeting of Stockholders or for consideration at the 2018 Annual Meeting of Stockholders, and what are the deadlines?

A:	For information on how to propose matters for inclusion in Dell Technologies’ proxy materials for the 2018 Annual Meeting of Stockholders or for consideration at the 2018 Annual Meeting of Stockholders, and for the specification of the applicable deadlines, see “Additional Information – Stockholder Proposals for Next Year’s Annual Meeting.”

Q:	What is “householding” and how does it affect me?

A:	For information on “householding” of proxy materials and how it may affect you, including how to obtain a separate set of voting materials, see “Additional Information – Stockholders Sharing the Same Last Name and Address.”

Q:	What is the address of Dell Technologies’ principal executive offices?

A:	The mailing address of Dell Technologies’ principal executive offices is One Dell Way, Round Rock, Texas 78682.

Q:	Who can help answer my other questions or help me if I need other assistance?

A:	If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares, or need additional copies of the proxy statement or the proxy card, please contact Investor Relations at investor_relations@dell.com.

If your bank, brokerage firm or other nominee holds your shares, you also should contact your nominee for additional information.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board of Directors is currently composed of six members. Under Dell Technologies’ Fourth Amended and Restated Certificate of Incorporation, which we refer to as the Dell Technologies Certificate, and Dell Technologies’ Sponsor Stockholders Agreement (as defined in Annex A), our Board of Directors consists of three groups called the Group I directors, the Group II directors and the Group III directors. There are currently three Group I directors, one Group II director and two Group III directors, consisting of the following directors:

•	David W. Dorman, William D. Green and Ellen J. Kullman are the Group I directors.

•	Michael S. Dell is the sole Group II director.

•	Egon Durban and Simon Patterson are the Group III directors.

Director Groups

The rights of Dell Technologies’ stockholders to elect the directors composing each group, the terms of the members of each group, and the voting power of the members of each group are described below.

Stockholder Rights to Elect Directors – Dell Technologies’ stockholders are entitled to elect, remove and fill vacancies in respect of members of the Board of Directors as follows:

•	Group I Directors. The holders of Dell Technologies common stock (other than the holders of Class D common stock), voting together as a single class, are entitled to elect, vote to remove or fill any vacancy in respect of any Group I director. The total number of Group I directors may be increased (to no more than seven) or decreased (to no fewer than three) by action of the Board of Directors that includes the affirmative vote of (1) a majority of the Board of Directors, (2) a majority of the Group II directors and (3) a majority of the Group III directors. Any newly created directorship on the Board of Directors with respect to the Group I directors that results from an increase in the number of Group I directors may be filled by the affirmative vote of a majority of the Board of Directors then in office, so long as a quorum is present, and any other vacancy occurring on the Board of Directors with respect to the Group I directors may be filled by the affirmative vote of a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. The holders of a majority of the Dell Technologies common stock (other than the Class D common stock), voting together as a single class, are entitled to remove any Group I director with or without cause at any time. In the event that the Board of Directors consists of a number of directors entitled to an aggregate amount of votes that is fewer than seven votes, the number of Group I directors will automatically be increased to such number as is necessary to ensure that the voting power of the Board of Directors is equal to an aggregate of seven votes (assuming, for each such calculation, full attendance by each director).

•	Group II Directors. Until a Designation Rights Trigger Event (as defined in Annex A) has occurred with respect to the Class A common stock, the holders of Class A common stock (and no other class of common stock) have the right, voting separately as a class, to elect up to three Group II directors, and, voting separately as a class, are solely entitled to elect, vote to remove without cause or fill any vacancy in respect of any Group II director. Upon the occurrence of a Designation Rights Trigger Event with respect to the Class A common stock, the rights of the Class A common stock described in this paragraph will immediately terminate and no right to elect Group II directors will thereafter attach to the Class A common stock. The total number of Group II directors may be increased (to no more than three) by action of the Group II directors or by vote of the holders of Class A common stock, voting separately as a class, or decreased (to no less than one) by vote of the holders of Class A common stock, voting separately as a class. In the case of any vacancy or newly created directorship occurring with respect to the Group II directors, such vacancy or newly created directorship will be filled only by the vote of the holders of the outstanding Class A common stock, voting separately as a class. The holders of Class A common stock, voting separately as a class, are entitled to remove any Group II director with or without cause at any time.

•	Group III Directors. Until a Designation Rights Trigger Event (as defined in Annex A) has occurred with respect to the Class B common stock, the holders of Class B common stock (and no other class of common stock) have the right, voting separately as a class, to elect the Group III directors, and, voting separately as a class, are solely entitled to elect, vote to remove without cause or fill any vacancy in respect of any Group III director. Upon the occurrence of a Designation Rights Trigger Event with respect to the Class B common stock, the rights of the Class B common stock described in this paragraph will immediately terminate and no right to elect Group III directors will thereafter attach to the Class B common stock. The total number of Group III directors may be increased (to no more than three) by action of the Group III directors or by vote of the holders of Class B common stock, voting separately as a class, or decreased (to no less than one) by vote of the holders of Class B common stock, voting separately as a class. In the case of any vacancy or newly created directorship occurring with respect to the Group III directors, such vacancy or newly created directorship will be filled only by the vote of the holders of the outstanding Class B common stock, voting separately as a class. The holders of Class B common stock, voting separately as a class, are entitled to remove any Group III director with or without cause at any time.

Under the Sponsor Stockholders Agreement, the MD stockholders and the SLP stockholders have agreed to vote their shares in favor of the Group I director nominees they jointly designate.

Terms of Directors – Elections of the members of the Board of Directors will be held annually at the annual meeting of Dell Technologies stockholders and each director will be elected for a term commencing on the date of that director’s election and ending on the earliest of (1) the date on which the director’s successor is elected and qualified, (2) the date of the director’s death, resignation, disqualification or removal, (3) solely in the case of the Group II directors, the occurrence of a Designation Rights Trigger Event with respect to the Class A common stock and (4) solely in the case of the Group III directors, the occurrence of a Designation Rights Trigger Event with respect to the Class B common stock.

Voting Power of Directors – Under the Dell Technologies Certificate and the Sponsor Stockholders Agreement, the directors composing each group are currently entitled to the following number of votes while serving on the Board of Directors:

•	Each Group I director is entitled to cast one vote.

•	Each Group II director is entitled to cast the number of votes (or a fraction thereof) which is equal to the quotient obtained by dividing (1) the Aggregate Group II Director Votes (as defined in Annex A), which currently equals seven, by (2) the number of Group II directors then in office.

•	Each Group III director is entitled to cast the number of votes (or a fraction thereof) which is equal to the quotient obtained by dividing (1) the Aggregate Group III Director Votes (as defined in Annex A), which currently equals three, by (2) the number of Group III directors then in office.

In accordance with the Dell Technologies Certificate, as the sole Group II director, Mr. Dell is entitled to cast a majority of the votes of the whole Board and therefore is able to approve any matter submitted to a vote of the Board of Directors other than those matters that also require the approval of either the Capital Stock Committee or the Audit Committee, and other than matters for which the approval of other groups is specified in the Dell Technologies Certificate or the Amended and Restated Bylaws of Dell Technologies Inc., which we refer to as the Dell Technologies Bylaws.

The following table summarizes certain features relating to the election, number and voting power of members of the Board of Directors:

Director Group	Stockholders Entitled to Vote in Election of Each Director Group		Number of Directors Constituting Director Group	Total Number of Votes Entitled to be Cast by Director Group	% of Board Votes Entitled to be Cast by Director Group
	Class of Common Stock	% of Total Votes for Each Group Entitled to be Cast by Class
Group I	Class A	72%	Three (Messrs. Dorman and Green and Mrs. Kullman)	Three (one per Group I director)	23%
Group I	Class B	24%
Group I	Class C	*
Group I	Class V	4%

Group II	Class A	100%	One (Mr. Dell)	Seven (regardless of the number of Group II directors)	54%

Group III	Class B	100%	Two (Messrs. Durban and Patterson)	Three (regardless of the number of Group III directors)	23%

*	Less than 1%.

The Board of Directors has nominated the six individuals named below for election at the annual meeting of stockholders. Each nominee is currently a director. Each of the nominees has consented to serve as a nominee, to serve as a director if elected, and to be named as a nominee in this proxy statement. If any of these nominees is unavailable for election or unable to serve upon election, the individuals named as proxy holders or the persons designated by them will vote the shares of common stock for which they have received validly executed proxies for any substitute nominee proposed by the Board of Directors (unless the Board of Directors chooses to reduce the number of directors on the Board in accordance with the Dell Technologies Certificate).

Biographical and qualification information about each of the nominees is included under “– Director Qualifications and Information.” The Board’s recommendation of its director nominees is based on its carefully considered judgment that the qualifications and experience of the nominees, particularly in areas relevant to Dell Technologies’ strategy and operations, make them suitable candidates to serve on the Board.

Director Qualifications and Information

Director Qualifications – The Board of Directors believes that individuals who serve on the Board should have demonstrated notable or significant achievements in business, education or public service; should possess the requisite intelligence, education, experience and judgment to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and should have the highest standards of ethics and integrity, a strong sense of professionalism and intense dedication to serving the interests of Dell Technologies’ stockholders. The following are qualifications, experience and skills for Board members which are important to Dell Technologies’ business and its future:

•

Leadership Experience – Dell Technologies seeks directors who demonstrate extraordinary leadership qualities. Strong leaders bring vision, strategic agility, diverse and global perspectives, and broad business insight to the Company. They demonstrate practical management experience, skills for managing change, and deep knowledge of industries, geographies and risk management strategies relevant to the Company. They have experience in identifying and developing Dell Technologies’ current and future leaders. The relevant leadership experience Dell Technologies seeks includes a past or current leadership role in a major public company or recognized privately held entity; a past or current leadership role at a prominent educational institution or senior faculty position in an area of study important or relevant to the Company; a past elected or appointed senior government position; or a past or current senior managerial or advisory position with a highly visible nonprofit organization.

•	Finance Experience – Dell Technologies believes that all directors should possess an understanding of finance and related reporting processes. Dell Technologies also seeks directors who qualify as an “audit committee financial expert,” as defined in the SEC’s rules, for service on the Audit Committee.

•	Industry Experience – Dell Technologies seeks directors who have relevant industry experience. Dell Technologies values experience in areas in which Dell Technologies places strategic importance, including new or expanding businesses, customer segments or geographies, organic and inorganic growth strategies, and existing and new technologies; deep or unique understanding of Dell Technologies’ business environments; and experience with, exposure to, or reputation among a broad subset of Dell Technologies’ customer base.

•	International Experience – Dell Technologies seeks directors who have experience attained through key leadership or management roles in a global business or responsibility for non-U.S. operations.

•	Diversity of Background – Although the Board of Directors has not established any formal diversity policy to be used to identify director nominees, it recognizes that a current strength of the Board stems from the diversity of perspective and understanding that arises from discussions involving individuals of diverse backgrounds and experience. When assessing a candidate’s background and experience, the Board of Directors takes into consideration a broad range of relevant factors, including a candidate’s gender and ethnic and geographic backgrounds.

Director Matrix – The Board of Directors selects, evaluates and nominates qualified candidates for election or appointment to the Board. The matrix below shows how the director nominees contribute the various skills, experiences and perspectives that the Board of Directors considers important.

	Leadership			Financial		International	Diversity
Name	Technology Industry	Chief Executive Officer Experience	Public Company Board Experience	Financial Literacy	Audit Committee Financial Expert	Global Mindset, Emerging Markets, Operational Experience
Michael S. Dell	X	X	X	X		X
David W. Dorman	X	X	X	X	X	X
Egon Durban	X		X	X		X
William D. Green	X	X	X	X	X	X
Ellen J. Kullman	X	X	X	X	X	X	X
Simon Patterson	X		X	X		X

The Board of Directors unanimously recommends a vote “FOR” each of the Board’s nominees for director as listed below and on the enclosed proxy card.

Set forth below is biographical information, as of May 1, 2017, about the persons whom the Board of Directors has nominated for election at the annual meeting, and the qualifications, experience and skills the Board considered in determining that each person should serve as a director:

Michael S. Dell Group II Director Age: 52 Director since October 2013 Board committees: • Executive (Chair)

Mr. Dell serves as Chairman of the Board and Chief Executive Officer of Dell Technologies. Mr. Dell has held the title of Chairman of the Board of Dell Inc., a wholly owned subsidiary of Dell Technologies from the time of the closing of Dell Inc.’s going-private transaction in October 2013, since he founded Dell Inc. in 1984. Mr. Dell also served as Chief Executive Officer of Dell Inc. from 1984 until July 2004 and resumed that role in January 2007. In 1998, Mr. Dell formed MSD Capital for the purpose of managing his and his family’s investments, and, in 1999, he and his wife established the Michael & Susan Dell Foundation to provide philanthropic support to a variety of global causes. He is an honorary member of the Foundation Board of the World Economic Forum and is an executive committee member of the International Business Council. He serves as a member of the Technology CEO Council and is a member of the U.S. Business Council and the Business Roundtable. He also serves on the governing board of the Indian School of Business in Hyderabad, India, and is a board member of Catalyst, Inc., a non-profit organization that promotes inclusive workplaces for women. In June 2014, Mr. Dell was named the United Nations Foundation’s first Global Advocate for Entrepreneurship. Mr. Dell is also Chairman of the Board of VMware, Inc., a cloud infrastructure and digital workspace technology company, and Non-Executive Chairman of SecureWorks Corp., a global provider of intelligence-driven information security solutions focused on protecting its clients from cyber attacks. VMware, Inc. and SecureWorks Corp. are majority-owned subsidiaries of Dell Technologies. See “– Settlement of SEC Proceeding with Mr. Dell” below for information about legal proceedings to which Mr. Dell has been a party.

The Board selected Mr. Dell to serve as a director because of his leadership experience as founder of Dell Inc. and Chairman and Chief Executive Officer of Dell Technologies and his deep technology industry experience.

David W. Dorman Group I Director Age: 63 Director since September 2016 Board committees: • Capital Stock (Chair) • Audit

Mr. Dorman has been a Founding Partner of Centerview Capital Technology, or Centerview, a private investment firm, since July 2013. Before his association with Centerview, Mr. Dorman served as a Senior Advisor and Managing Director to Warburg Pincus LLC, a global private equity firm, from October 2006 through April 2008, and in a number of positions with AT&T Corp., or AT&T, a global telecommunications company, from 2000 to 2006. Mr. Dorman joined AT&T as President in December 2000 and was named Chairman and Chief Executive Officer in November 2002, a position he held until November 2005, and served as President and Director of AT&T from November 2005 to January 2006. Before his appointment as President of AT&T, Mr. Dorman served as Chief Executive Officer of Concert Communications Services, a global venture created by AT&T and British Telecommunications plc, from 1999 to 2000, as Chief Executive Officer of PointCast Inc., a web-based media company, from 1997 to 1999 and as Chief Executive Officer and Chairman of Pacific Bell Telephone Company from 1994 to 1997. Mr. Dorman has served as Non-Executive Chairman of the Board of CVS Health Corporation (formerly known as CVS Caremark Corporation), a pharmacy healthcare provider, since May 2011, and as a director of CVS Health Corporation since March 2006. He also serves as a director of PayPal Holdings, Inc., an online payments system operator, and Yum! Brands, Inc., a fast food restaurant company. Mr. Dorman became a board member of Motorola Solutions, Inc., a provider of business and mission critical communication products and services for enterprise and government customers, in July 2006, served as Non-Executive Chairman of the Board from May 2008 to May 2011, and served as Lead Director until his retirement from his board position in May 2015. He served as a director of SecureWorks Corp. from April 2016 to July 2016, a director of eBay Inc., an e-commerce company, from May 2014 until July 2015, when he joined the board of directors of PayPal Holdings Inc. upon its separation from eBay Inc., and a director of Scientific-Atlanta, Inc., a manufacturer of cable television, telecommunications and broadband equipment, from 1998 until that company was acquired by Cisco Systems, Inc. in 2006. Mr. Dorman currently serves as a member of the board of trustees of the Georgia Tech Foundation, a member of the board of directors of Qadium Inc. and a member of the board of trustees of Smartvue Corporation.

The Board selected Mr. Dorman to serve as a director because of his expertise in management, finance and strategic planning gained through his experience as a principal and founder of Centerview and as Chief Executive Officer of AT&T, and because of his extensive public company board and committee experience.

Egon Durban Group III Director Age: 43 Director since October 2013 Board committees: • Executive

Mr. Durban has been a member of the boards of directors of Dell Technologies and Dell Inc. since the closing of Dell Inc.’s going-private transaction in October 2013. Mr. Durban is a Managing Partner and Managing Director of Silver Lake Partners, or Silver Lake, a global private equity firm. Mr. Durban joined Silver Lake in 1999 as a founding principal and is based in the firm’s Menlo Park office. He has previously worked in the firm’s New York office, as well as the London office, which he launched and managed from 2005 to 2010. Mr. Durban is Chairman of the board of WME | IMG and serves on the boards of directors of Motorola Solutions, Inc., Pivotal Software, Inc., SecureWorks Corp., UFC and VMware, Inc. Pivotal Software, Inc. is a majority-owned subsidiary of Dell Technologies. Previously, Mr. Durban served on the board of directors and was the chairman of the operating committee of Skype Global S.à r.l., served on the supervisory board and operating committee of NXP B.V., a manufacturer of semiconductor chips, and served on the boards of directors of Intelsat S.A., a communications services provider, and MultiPlan Inc., a provider of healthcare cost management solutions. Mr. Durban currently serves on the board of directors of Tipping Point, a poverty-fighting organization that identifies and funds leading non-profit programs in the Bay Area to assist individuals and families in need. Before joining Silver Lake, Mr. Durban worked in Morgan Stanley’s investment banking division.

The Board selected Mr. Durban to serve as a director because of his strong experience in technology and finance, and his extensive knowledge of and years of experience in global strategic leadership and management of multiple companies.

William D. Green Group I Director Age: 63 Director since September 2016 Board committees: • Audit • Capital Stock

Mr. Green served as a director of EMC Corporation, or EMC, from July 2013 to August 2016 and as EMC’s independent Lead Director from February 2015 to August 2016. He served on the leadership and compensation committee, the audit committee, and the mergers and acquisitions committee of the EMC board of directors. Mr. Green served as Chairman of the Board of Accenture plc, a global management consulting, technology services and outsourcing company, from August 2006 until his retirement in February 2013, and as Chief Executive Officer of that company from September 2004 through December 2010. He was elected as a partner of Accenture plc in 1986. Mr. Green is a member of the board of directors of S&P Global Inc. (formerly known as McGraw Hill Financial, Inc.), where he serves on the board’s compensation and leadership development committee and the nominating and corporate governance committee.

The Board selected Mr. Green to serve as a director because of his leadership and operating experience as the former Chairman and CEO of Accenture, deep understanding of the IT industry and broad international business expertise.

Ellen J. Kullman Group I Director Age: 61 Director since September 2016 Board committees: • Audit (Chair) • Capital Stock

Mrs. Kullman served as Chief Executive Officer of E. I. du Pont de Nemours and Company, or DuPont, a provider of basic materials and innovative products and services for diverse industries, from January 2009 to October 2015 and as Chair of DuPont from December 2009 to October 2015. She served as President of DuPont from October 2008 to December 2008. From June 2006 through September 2008, she served as Executive Vice President of DuPont. Before her service in that position, Mrs. Kullman was Group Vice President-DuPont Safety & Protection. She was Chair of the US-China Business Council, a member of the US-India CEO Forum and on the executive committee of the Business Council. She is a member of the National Academy of Engineering and co-chaired their Committee on Changing the Conversation: From Research to Action. Mrs. Kullman has been a director of United Technologies Corporation since January 2011, Carbon3D, Inc. since April 2016, Amgen Inc. since October 2016 and Goldman Sachs since December 2016. She is a member of the board of trustees of Northwestern University and serves on the board of overseers at Tufts University School of Engineering.

The Board selected Mrs. Kullman to serve as a director because of her leadership and operating experience as the former Chair and CEO of DuPont, her extensive experience with technology and product development, and experience implementing business strategy around the world.

Simon Patterson Group III Director Age: 44 Director since October 2013 No Board committees

Mr. Patterson has been a member of the boards of directors of Dell Technologies and Dell Inc. since the closing of Dell Inc.’s going-private transaction in October 2013. Mr. Patterson is a Managing Director of Silver Lake, which he joined in 2005. Mr. Patterson previously worked at Global Freight Exchange Limited, a logistics software company acquired by Descartes Systems Group, the Financial Times, and McKinsey & Company. Mr. Patterson serves on the boards of directors of Cegid Group S.A., FlixBus and Tesco plc. He is also on the boards of trustees of the Natural History Museum in London and The Royal Foundation of The Duke and Duchess of Cambridge and Prince Harry. Previously, he served on the boards of directors of Intelsat S.A., Skype Global S.à r.l., Gerson Lehrman Group, Inc., MultiPlan, Inc. and N Brown Group plc.

The Board selected Mr. Patterson to serve as a director because of his extensive knowledge of and years of experience in finance, technology and global operations.

Settlement of SEC Proceeding with Mr. Dell – On October 13, 2010, a federal district court approved settlements by Dell Inc. and Mr. Dell with the SEC resolving an SEC investigation into Dell Inc.’s disclosures and alleged omissions before fiscal year 2008 regarding certain aspects of its commercial relationship with Intel Corporation and into separate accounting and financial reporting matters. Dell Inc. and Mr. Dell entered into the settlements without admitting or denying the allegations in the SEC’s complaint, as is consistent with common SEC practice. The SEC’s allegations with respect to Mr. Dell and his settlement were limited to the alleged failure to provide adequate disclosures with respect to Dell Inc.’s commercial relationship with Intel Corporation before fiscal year 2008. Mr. Dell’s settlement did not involve any of the separate accounting fraud charges settled by Dell Inc. and others. Moreover, Mr. Dell’s settlement was limited to claims in which only negligence, and not fraudulent intent, is required to establish liability, as well as secondary liability claims for other non-fraud charges. Under his settlement, Mr. Dell consented to a permanent injunction against future violations of these negligence-based provisions and other non-fraud based provisions related to periodic reporting. Specifically, Mr. Dell consented to be enjoined from violating Sections 17(a)(2) and (3) of the Securities Act of 1933 and Rule 13a-14 under the Exchange Act, and from aiding and abetting violations of Section 13(a) of the Exchange Act and Rules 12b-20, 13a-1 and 13a-13 under the Exchange Act. In addition, Mr. Dell agreed to pay a civil monetary penalty of $4 million, which has been paid in full. The settlement did not include any restrictions on Mr. Dell’s continued service as an officer or director of Dell Inc.

Corporate Governance

Corporate Governance Principles – The Board of Directors is committed to the achievement of business success and the enhancement of long-term stockholder value with the highest standards of integrity and ethics. In that regard, the Board of Directors has adopted the Dell Technologies Corporate Governance Principles to provide an effective corporate governance framework for the Company, intending to reflect a set of core values that provide the foundation for Dell Technologies’ governance and management systems and Dell Technologies’ interactions with others. A copy of those principles can be found on our website at http://investors.delltechnologies.com under the Corporate Governance section.

Controlled Company Status – The Class V common stock is listed on the NYSE. As a result, Dell Technologies is subject to governance requirements under the NYSE rules.

Dell Technologies is a “controlled company” under the rules of the NYSE. As a result, it qualifies for exemptions from, and has elected not to comply with, certain corporate governance requirements under NYSE rules, including the requirements that within one year of the date of the listing of Dell Technologies’ Class V common stock on the NYSE, Dell Technologies have a board that is composed of a majority of “independent directors,” as defined under NYSE rules, and a compensation committee and a nominating committee that are composed entirely of independent directors. Even though Dell Technologies is a controlled company, it is required to comply with the rules of the SEC and the NYSE relating to the membership, qualifications and operations of the Audit Committee, as discussed below.

The rules of the NYSE define a “controlled company” as a company of which more than 50% of the voting power for the election of directors is held by an individual, a group or another company. Mr. Dell beneficially owns shares of our Class A common stock representing more than 50% of the voting power of our shares of common stock eligible to vote in the election of our directors. If Dell Technologies ceases to be a controlled company and the Class V common stock continues to be listed on the NYSE, Dell Technologies will be required to comply with the director independence requirements of the NYSE relating to the board of directors, compensation committee and nominating committee by the date its status changes or within specified transition periods applicable to certain provisions, as the case may be.

Director Independence – The Board of Directors has affirmatively determined that Messrs. Dorman and Green and Mrs. Kullman, constituting three of our six directors, are independent under the NYSE rules and the standards for independent directors established in our Corporate Governance Principles, which incorporate the director independence requirements of the NYSE rules. The NYSE rules provide that, in order to determine that a director is independent, the Board of Directors must determine that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). In accordance with the NYSE rules, when assessing the materiality of a director’s relationship (if any) with the Company, the Board of Directors considers materiality both from the standpoint of the director and from the standpoint of persons or organizations with which the director has an affiliation. In making its determinations, the Board of Directors considered transactions in which Dell Technologies, in the ordinary course of business, purchased products or services from, or sold products or services to, companies of which Mr. Dorman and Mrs. Kullman serve as independent directors, and determined that such transactions did not affect the independence of these directors under the NYSE rules and our Corporate Governance Principles.

Board Leadership – The Dell Technologies Bylaws provide that the Chairman of the Board will preside over all meetings of the Board of Directors at which he is present. The Chief Executive Officer has management responsibility for the business and affairs of the Company. Both the Chairman and Chief Executive Officer positions are currently held by Mr. Dell.

Dell Technologies’ Corporate Governance Principles contain several features which the Company believes will help ensure that the Board of Directors maintains effective and independent oversight of management, including the following:

•	Executive sessions of the independent directors are held at any time requested by a majority of the independent directors and, in any event, are held at least twice during each fiscal year in connection with regularly scheduled Board meetings. The agenda for each executive session focuses principally on whether management is performing its responsibilities in a manner consistent with the direction of the Board.

•	All members of the Audit Committee and the Capital Stock Committee are independent directors. The chairs of these committees have authority to conduct executive sessions of each committee without management and non-independent directors present.

At each executive session of the independent directors, those directors elect an independent director as presiding director to chair the next executive session.

The Board of Directors has determined that its current structure, with combined Chairman and Chief Executive Officer roles and exercise of key Board oversight responsibilities by the independent directors serving on the Audit and Capital Stock Committees, is in the best interests of Dell Technologies and our stockholders. The Board of Directors believes that combining the Chairman and Chief Executive Officer positions is currently the most effective leadership structure for the Company given Mr. Dell’s in-depth knowledge of Dell Technologies’ business and industry, his ability to formulate and implement strategic initiatives, and his extensive contact with and knowledge of customers. As Chief Executive Officer, Mr. Dell is intimately involved in the day-to-day operations of the Company and is thus in a position to elevate the most critical business issues for consideration by the Board’s independent directors.

Board Committees – The Board of Directors has established three standing committees which consist of the Audit Committee, the Capital Stock Committee and the Executive Committee. These committees assist the Board of Directors in discharging its oversight responsibilities. The Board of Directors has adopted a written charter for each of the standing committees. These charters form an integral part of Dell Technologies’ Corporate Governance Principles. A current copy of each charter can be found on Dell Technologies’ website at http://investors.delltechnologies.com under the Corporate Governance section.

The following table shows the current members of the Board of Directors and the committees and director groups to which each director belongs and indicates the directors determined by the Board of Directors to be independent under the NYSE rules and our Corporate Governance Principles.

	Audit Committee	Capital Stock Committee	Executive Committee	Director Group	Independent
Michael S. Dell			Chair	II
David W. Dorman	Ö	Chair		I	Ö
Egon Durban			Ö	III
William D. Green	Ö	Ö		I	Ö
Ellen J. Kullman	Chair	Ö		I	Ö
Simon Patterson				III

Descriptions of the primary responsibilities of each committee are set forth below.

Audit Committee

The Audit Committee has three members and is composed entirely of members of the Board of Directors who satisfy the standards of independence established for independent directors under the NYSE rules and the additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Exchange Act, as determined by the Board of Directors. Under the Sponsor Stockholders Agreement, the membership of the Audit Committee is required to consist entirely of the Group I directors. The Board of Directors has determined that each member of the Audit Committee meets the “financial literacy” requirement for Audit Committee members under the NYSE rules and that each member is an “audit committee financial expert” within the meaning of SEC rules.

The Audit Committee’s primary responsibilities include, among other matters:

•	appointing, retaining, compensating and overseeing a qualified firm to serve as the independent registered public accounting firm to audit Dell Technologies’ financial statements;

•	assessing the independence and performance of the independent registered public accounting firm;

•	reviewing and discussing the scope and results of the audit and Dell Technologies’ interim and year-end operating results with the independent registered public accounting firm and management;

•	establishing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•	reviewing Dell Technologies’ policies on risk assessment and risk management;

•	reviewing and, if appropriate, approving or ratifying transactions with related persons;

•	obtaining and reviewing a report by the independent registered public accounting firm, at least annually, that describes the accounting firm’s internal quality control procedures, any material issues raised by those procedures or other review or inspection, and any steps taken to deal with those issues; and

•	pre-approving all audit and all permissible non-audit services, other than de minimis non-audit services in accordance with SEC rules, to be performed by the independent registered public accounting firm.

In conjunction with the mandatory rotation of the audit firm’s lead engagement partner or partner responsible for reviewing the audit, the Audit Committee and its chair are directly involved in the selection of the independent registered public accounting firm’s new lead engagement partner. In Fiscal 2017, before the listing of the Class V common stock on the NYSE, the Dell Technologies directors then serving on the Audit Committee selected a new lead engagement partner.

Capital Stock Committee

Under the Dell Technologies Certificate and the Dell Technologies Bylaws, the Capital Stock Committee must consist of a majority of independent directors under the listing standards of the NYSE and SEC rules and regulations (as determined by the Board of Directors). The Capital Stock Committee currently consists solely of independent directors.

The Capital Stock Committee has been granted powers, authority and responsibilities by the Board of Directors in connection with the adoption of general policies governing the relationship between business groups or otherwise, including with respect to, among other matters: (1) the business and financial relationships between the DHI Group (as defined in Annex A) or any business or subsidiary allocated to it, on the one hand, and the Class V Group (as defined in Annex A) or any business or subsidiary allocated to it, on the other hand; and (2) any matters arising in connection therewith. The grant of such powers, authority and responsibilities has been made pursuant to the Dell Technologies Bylaws and the Tracking Stock Policy governing the Class V common stock.

Without the approval of the Capital Stock Committee, the Board of Directors may not approve any (1) investment made by or attributed to the Class V Group, including any investment of any dividends received on the common stock of VMware, Inc., or VMware, attributed to the Class V Group, other than (a) investments made by VMware or (b) any reallocation related to the Retained Interest Dividend Amount (as defined in Annex A) or Retained Interest Redemption Amount (as defined in Annex A), (2) allocation of any acquired assets, businesses or liabilities to the Class V Group, (3) allocation or reallocation of any assets, businesses or liabilities from one group to the other (other than a pledge of any assets of one group to secure obligations of the other, or any foreclosure on the assets subject to such a pledge), or (4) resolution, or the submission to the Dell Technologies stockholders of any resolution, setting forth an amendment to the Dell Technologies Certificate to increase the number of authorized shares of Class V common stock or any series thereof at any time the common stock of VMware is publicly traded and VMware is required to file reports under Sections 13 and 15(d) of the Exchange Act. Any determination by the Board of Directors to amend, modify or rescind such general policies may become effective only with the approval of the Capital Stock Committee.

For so long as any shares of Class V common stock remain outstanding, the provisions of the Dell Technologies Bylaws creating the Capital Stock Committee may not be amended or repealed (1) by the Dell Technologies stockholders unless such action has received the affirmative vote of the holders of record (other than shares held by Dell Technologies’ affiliates), as of the record date for the meeting at which such vote is taken, of (a) Class V common stock representing a majority of the aggregate voting power (other than shares held by the Dell Technologies’ affiliates) of Class V common stock present at such meeting and entitled to vote thereon, voting together as a separate class, and (b) common stock representing a majority of the aggregate voting power of the Dell Technologies common stock present, in person or by proxy, at such meeting and entitled to vote thereon or (2) by any action of the Board of Directors.

A copy of the Tracking Stock Policy governing the Class V common stock is available on our website at http://investors.delltechnologies.com under the Tracking Stock Information section.

Executive Committee

Under the Sponsor Stockholders Agreement, the Executive Committee must consist entirely of at least one Group II director and one Group III director. The voting power of the Group II directors and the Group III directors on the Executive Committee is proportionate to their respective voting power on the Board of Directors, as described above. The Executive Committee is responsible for, among other matters:

•	providing our executive officers with advice and input regarding the operations and management of our business; and

•	considering and making recommendations to the Board of Directors regarding Dell Technologies’ business strategy.

The Executive Committee has been delegated the power and authority of the Board of Directors over the following matters to the fullest extent permitted under Delaware law:

•	review and approval of acquisitions and dispositions by Dell Technologies and its subsidiaries, excluding dispositions of shares of Class V common stock or VMware common stock;

•	review and approval of the annual budget and business plan of Dell Technologies and its subsidiaries;

•	the incurrence of indebtedness by Dell Technologies and its subsidiaries, to the extent that the incurrence requires approval of the Board of Directors;

•	the entering into of material commercial agreements, joint ventures and strategic alliances by Dell Technologies and its subsidiaries, to the extent the action requires approval by the Board of Directors;

•	acting as the compensation committee of the Board of Directors, including (1) reviewing and approving the compensation policy for Dell Technologies’ senior executives and directors and approving (or making recommendations to the full Board of Directors to approve) cash and equity compensation for Dell Technologies’ senior executives and directors, (2) the appointment and removal of senior executives of Dell Technologies and its subsidiaries, (3) reviewing and approving recommendations regarding aggregate salary and bonus budgets and guidelines for other employees and (4) acting as administrator of Dell Technologies’ equity and cash compensation plans;

•	the adoption of employee benefit plans by Dell Technologies and its subsidiaries, to the extent that the action requires approval of the Board of Directors;

•	the redemption or repurchase by Dell Technologies of DHI Group common stock (as defined in Annex A);

•	the commencement and settlement by Dell Technologies and its subsidiaries of material litigation, to the extent that the action requires approval of the Board of Directors; and

•	any other matters that may be delegated by the Board of Directors to the Executive Committee.

Compensation Committee Interlocks and Insider Participation – The Executive Committee, which is composed of Messrs. Dell and Durban, acts as the compensation committee of the Board. Mr. Dell is our Chief Executive Officer. None of Dell Technologies’ executive officers served on the board of directors or compensation committee (or other committee serving an equivalent function) of any other entity that has or had one or more executive officers who served as a member of Dell Technologies’ Board of Directors or the Executive Committee during Fiscal 2017. For information concerning transactions among each of Messrs. Dell and Durban and related persons, on the one hand, and Dell Technologies and its subsidiaries, on the other hand, see “Additional Information – Certain Relationships and Related Transactions.”

Board Risk Oversight – The Board of Directors oversees and maintains Dell Technologies’ governance and compliance processes and procedures to promote the conduct of Dell Technologies’ business in accordance with applicable laws and regulations and with the highest standards of responsibility, ethics and integrity. As part of its oversight responsibility, the Board is responsible for the oversight of risks facing the Company and seeks to provide guidance with respect to the management and mitigation of those risks. An analysis of strategic and operational risks is presented to the Board in reports submitted by the Chief Executive Officer, the Chief Financial Officer and the General Counsel, as well as by other members of Dell Technologies’ senior management who regularly appear before the Board to provide detailed overviews of the businesses they oversee. Directors also have complete and open access to all Dell Technologies employees and are free to communicate, and do communicate, directly with management.

The Board of Directors delegates oversight of the following specific areas of risk to its committees:

•	The Audit Committee is responsible for the oversight of risk policies and processes relating to Dell Technologies’ financial statements and financial reporting processes. The Audit Committee reviews and discusses with management, the independent registered public accounting firm and the Vice President of Corporate Audit significant risks and exposures to Dell Technologies and the steps management has taken or plans to take to minimize or manage these risks. The Audit Committee also is responsible for discussing policies and guidelines governing compliance risk assessment and management and for reviewing and assessing with management Dell Technologies’ major information technology risk exposures and risk monitoring and mitigation measures. The Audit Committee meets in executive session with each of the Chief Financial Officer, the Chief Accounting Officer, the Vice President of Corporate Audit, the Vice President for Ethics and Compliance and Dell Technologies’ independent registered public accounting firm at each regular meeting of the Audit Committee.

•	The Executive Committee monitors the risks associated with succession planning and development as well as compensation plans and arrangements and, in this role, evaluates the effect Dell Technologies’ compensation arrangements may have on risk decisions.

Each of the committee chairs reports to the full Board of Directors at its regular meetings concerning the activities of the committee, the significant issues it has discussed, and the actions taken by the committee.

Although the Board of Directors is responsible for risk oversight, management is responsible for risk management. Dell Technologies seeks to maintain an effective internal control environment and has processes to identify and manage risk, including an Executive Risk Steering Committee. This committee exercises oversight of the various risk assessment and monitoring and controls processes across the Company, which include an annual risk assessment process that supports the annual internal audit plan. Dell Technologies also maintains and enforces a Code of Conduct, a Code of Ethics for Senior Financial Officers, an Accounting Code of Conduct, an ethics and compliance program, a comprehensive internal audit process, and approved quality standards.

Meetings and Attendance – In Fiscal 2017, including the portion of the fiscal year before the listing of the Class V common stock on the NYSE, the full Board of Directors met five times and the Audit Committee met six times. The Capital Stock Committee and the Executive Committee, which were initially constituted as of September 7, 2016, did not meet during Fiscal 2017, instead acting through unanimous written consent. In Fiscal 2017, each member of the Board of Directors attended at least 75% of the total number of meetings of the Board and each applicable Board committee held during the period in which such member served as a director of Dell Technologies or as a member of such committee.

Dell Technologies does not have a policy on director attendance at annual meetings of stockholders. This year’s meeting will be our first annual meeting following the listing of the Class V common stock on the NYSE.

Communications with Directors – Any interested person (whether or not a Dell Technologies stockholder) may send communications to the Board of Directors as a whole, the independent directors as a group, any Board committee, or any individual member of the Board. Any person who wishes to send this type of communication may obtain the appropriate contact information at http://investors.delltechnologies.com under the Corporate Governance section.

In addition, any person who has a concern about the Dell Technologies’ conduct, accounting, financial reporting, internal controls or auditing matters may communicate that concern directly to the independent directors or to the Audit Committee (through the committee chair). These communications may be made on a confidential and anonymous basis, and may be e-mailed, submitted in writing or reported by phone to the Company’s Global Ethics and Compliance office. Any person who wishes to send this type of communication may obtain the appropriate contact information at http://investors.delltechnologies.com under the Corporate Governance section. All of these concerns will be forwarded to the appropriate directors for their review and will be simultaneously reviewed and addressed by the Global Ethics and Compliance office in the same manner in which such concerns are addressed by the Company’s management.

The status of all outstanding concerns addressed to the independent directors or the Audit Committee will be reported to the full Board of Directors on a quarterly basis. The independent directors or the Audit Committee may undertake special action, including the retention of outside advisors or counsel, with respect to any concern addressed to them. Dell Technologies’ Code of Conduct prohibits any employee from retaliating or taking any adverse action against any other employee or other person for raising in good faith, or helping to resolve, an integrity concern.

Director Compensation

Our Board of Directors has adopted a compensation program for our independent directors that we believe will enable us to attract and retain qualified directors, provide them with compensation at a level that is consistent with our compensation objectives and encourage their ownership of our common stock to further the alignment of their interests with the interests of our stockholders. Our compensation program for independent directors includes the following elements:

•	an annual cash retainer of $75,000, all or a portion of which the director may elect to receive in the form of deferred stock units;

•	an annual equity retainer of $225,000 payable (a) 25% in options to purchase shares of Class C common stock, (b) 25% in options to purchase shares of Class V common stock, (c) 25% in restricted stock units that settle in shares of Class C common stock and (d) 25% in restricted stock units that settle in shares of Class V common stock, all or a portion of which restricted stock units the director may elect to receive in the form of deferred stock units;

•	an additional annual cash retainer of $25,000 for service as chair of the Audit Committee or Capital Stock Committee, all or a portion of which the director may elect to receive in the form of deferred stock units; and

•	an initial equity retainer of $1,000,000 upon the director’s appointment to the Board, payable 50% in options to purchase shares of Class C common stock and 50% in options to purchase shares of Class V common stock.

We believe that granting to each independent director the initial equity retainer described above will, among other objectives, provide those directors with an equity interest in the Company that will enhance the alignment of their interests with those of our stockholders.

An independent director appointed to the Board of Directors, other than through election at an annual meeting of stockholders, will be awarded a pro-rated portion of each applicable annual retainer.

All of the equity-based awards are granted under the Dell Technologies Inc. 2013 Stock Incentive Plan. Each equity-based award will vest in full on the first anniversary of the grant date, except that the initial equity retainer awards will vest annually in equal installments over four years from the grant date and deferred stock units will settle in Class C common stock or Class V common stock, as applicable, on the earlier of the termination of service on the Board by the applicable director for any reason or a change in control of Dell Technologies. The vesting of unvested equity-based awards will be accelerated upon the director’s death or disability, the termination of the director’s service without cause and a change in control of Dell Technologies. The shares of Class C common stock received in the settlement of the restricted stock units and stock options exercisable for Class C common stock are subject to the terms and conditions of the management stockholders agreement discussed under “Additional Information – Certain Relationships and Related Transactions – Certain Agreements Relating to Our Capital Stock – Management Stockholders Agreement.”

We reimburse our directors for their reasonable expenses incurred in attending meetings of our Board of Directors or committees.

We also provide our independent directors with liability insurance coverage for their activities as directors. The Dell Technologies Certificate and the Dell Technologies Bylaws provide that our directors are entitled to indemnification and advancement of expenses from us to the fullest extent permitted by Delaware law. We have entered into indemnification agreements with each of our directors to afford them contractual assurances regarding the scope of their indemnification and to provide procedures for the determination of a director’s right to receive indemnification and to receive reimbursement of expenses as incurred in connection with any related legal proceedings.

The following table sets forth the compensation paid to our independent directors for Fiscal 2017.

Director Compensation for Fiscal 2017

Name	Fees earned or paid in cash (1) ($)	Stock awards (2) ($)	Option awards (3) ($)	Total ($)
David W. Dorman	83,333	112,469	1,065,312	1,261,114
William D. Green	62,500	112,469	1,065,312	1,240,281
Ellen J. Kullman	83,333	112,469	1,065,312	1,261,114

(1)	Each of Mr. Dorman and Mrs. Kullman elected to receive 75% of the annual cash retainer and committee chair retainer to which such director was entitled in the form of deferred stock units, which will be split equally between units that settle in Class C common stock and units that settle in Class V common stock. The number of deferred stock units to be issued will be determined by dividing such portion of each award by the fair market value of the Class C common stock or Class V common stock, as applicable, as of a future grant date to be determined in accordance with our compensation program for independent directors.
(2)	Stock awards were made in the form of restricted stock units that settle in Class C common stock or Class V common stock. Each of Messrs. Dorman and Green and Mrs. Kullman received 2,045 units that settle in Class C common stock and 1,163 units that settle in Class V common stock. These awards vest 100% on the first anniversary of the grant date. The aggregate grant date fair values, computed in accordance with FASB ASC Topic 718, of the award of units that settle in Class C common stock and the award of units that settle in Class V common stock received by each director were $56,238 and $56,231, respectively. The assumptions used by us in calculating these amounts are incorporated herein by reference to Note 19 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended February 3, 2017, filed with the SEC on March 31, 2017, which we refer to as our 2017 Form 10-K. Each of Messrs. Dorman and Green and Mrs. Kullman held an aggregate of 3,208 outstanding restricted stock units as of February 3, 2017.
(3)	Consists of initial equity retainer and annual awards that are allocated between options to purchase Class C common stock and options to purchase Class V common stock. For the initial equity retainer, each of Messrs. Dorman and Green and Mrs. Kullman received 40,551 options to purchase Class C common stock and 35,511 options to purchase Class V common stock. Such awards vest 25% on each of the first four anniversaries of the grant date. For the annual awards, each of Messrs. Dorman and Green and Mrs. Kullman received 4,472 options to purchase Class C common stock and 4,300 options to purchase Class V common stock. Annual awards vest 100% on the first anniversary of the grant date. With respect to the initial equity retainer, the aggregate grant date fair values, computed in accordance with FASB ASC Topic 718, of the award of options to purchase Class C common stock and the award of options to purchase Class V common stock received by each director were $496,109 and $477,921, respectively. With respect to the annual awards, the aggregate grant date fair values, computed in accordance with FASB ASC Topic 718, of the award of options to purchase Class C common stock and the award of options to purchase Class V common stock received by each director were $46,317 and $44,964, respectively. The assumptions used by us in calculating these amounts are incorporated herein by reference to Note 19 to our consolidated financial statements in our 2017 Form 10-K. Each of Messrs. Dorman and Green and Mrs. Kullman held an aggregate of 84,834 outstanding option awards as of February 3, 2017.

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors is asking the stockholders to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP, or PwC, as Dell Technologies’ independent registered public accounting firm for Fiscal 2018.

PwC is a registered independent public accounting firm and has served as Dell Inc.’s independent registered public accounting firm since 1986 and Dell Technologies’ independent registered public accounting firm since the closing of Dell Inc.’s going-private transaction in October 2013. Although current law, rules and regulations, as well as the Audit Committee’s charter, require Dell Technologies’ independent registered public accounting firm to be engaged, retained and supervised by the Audit Committee, the Board of Directors considers the selection of an independent registered public accounting firm to be an important matter of stockholder concern and considers a proposal for stockholders to ratify this selection to be an opportunity for stockholders to provide direct feedback to the Board on an important issue of corporate governance. If the stockholders do not ratify the selection of PwC, the Audit Committee will take the vote into consideration in determining whether to retain PwC and whether to engage the firm in future years, but may continue to retain PwC. If the appointment is ratified by stockholders, the Audit Committee in its discretion nevertheless may change the appointment at any time during the current fiscal year if it determines that a change would be in the best interests of the Company and its stockholders.

The Board of Directors unanimously recommends a vote “FOR” the ratification of PwC as Dell Technologies’ independent registered public accounting firm for Fiscal 2018.

In addition to retaining PwC to conduct an independent audit of the consolidated financial statements, Dell Technologies engages PwC from time to time to perform other permissible non-audit services. The following table sets forth all fees incurred in connection with professional services rendered to Dell Technologies by PwC during each of the last two fiscal years.

Independent Registered Public Accounting Firm Fees (in millions)

Fee Type	Fiscal 2017	Fiscal 2016
Audit Fees(a)	$29.0	$20.6
Audit-Related Fees(b)	8.2	19.5
Tax Fees(c)	3.7	0.5
All Other Fees(d)	0.1	0.9

Total	$41.0	$41.5

(a)	This category includes fees incurred for professional services rendered in connection with the audit of the annual financial statements, for the review of the quarterly financial statements, for comfort letters and consents, for the statutory audits of international subsidiaries and for Form S-4 and merger-related procedures.
(b)	This category includes fees incurred for professional services rendered in connection with assurance and other activities reasonably related to the audit or review of Dell Technologies’ financial statements, including the audits of Dell Technologies’ employee benefit plans, contract compliance reviews and accounting research. Audit-related fees in both years also included services related to carve-out audits for our discontinued operations of approximately $4.9 million in Fiscal 2017 and $18.9 million in Fiscal 2016.
(c)	This category includes fees incurred for domestic and international income tax compliance and tax audit assistance, and corporate-wide tax planning services.
(d)	This category consists of fees for all products and services other than the services reported in notes (a) through (c) above, and includes fees primarily incurred for benchmarking functions.

The Audit Committee has determined that the provision of the non-audit services described in notes (c) and (d) to the table above was compatible with maintaining the independence of PwC.

The Audit Committee pre-approved performance by PwC of the foregoing services that were required to be pre-approved under SEC rules. The Audit Committee has adopted a policy requiring pre-approval by the committee of all services (audit and non-audit) to be provided by Dell Technologies’ independent registered public accounting firm other than in accordance with a limited de minimis exception as provided for under SEC rules. In accordance with that policy, the Audit Committee has given its pre-approval for the provision of audit services by PwC for Fiscal 2018, including PwC’s audit fees, and has also given its pre-approval for up to one year in advance for the provision by PwC of particular categories or types of audit-related, tax and other permitted non-audit services. In circumstances in which the services proposed to be provided by PwC are not covered by one of those pre-approvals, the Audit Committee may delegate authority to the chair or other designated members of the Audit Committee to pre-approve those services. Any pre-approvals granted under this delegated authority are then communicated to the full Audit Committee.

Representatives of PwC are expected to be present at the annual meeting and available to respond to appropriate questions, and will have an opportunity to make a statement if they desire to do so.

PROPOSAL 3 – ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

In this Proposal 3, in accordance with Section 14A of the Exchange Act and the SEC’s rules thereunder, the Board of Directors is asking stockholders to approve, on a non-binding, advisory basis, the compensation of Dell Technologies’ named executive officers as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosures.

The Board of Directors unanimously recommends a vote “FOR” approval of Dell Technologies’ compensation of its named executive officers as disclosed in this proxy statement.

As described below in the sections of this proxy statement under “Compensation Discussion and Analysis” and “Compensation of Executive Officers,” the Executive Committee has structured Dell Technologies’ executive compensation program to emphasize long-term, performance-dependent pay to motivate and reward long-term value creation for Dell Technologies’ stockholders. Dell Technologies’ executive compensation program has a number of features designed to ensure adherence to the Company’s pay-for-performance philosophy.

The Board of Directors urges stockholders to read the Compensation Discussion and Analysis below, which describes in detail how Dell Technologies’ executive compensation practices operate and are designed to achieve Dell Technologies’ core executive compensation objectives. The Board also urges stockholders to review the Fiscal 2017 Summary Compensation Table and other compensation tables and the narrative disclosures accompanying the tables appearing under “Compensation of Executive Officers,” which provide detailed information about the compensation of our named executive officers. The Executive Committee and the Board of Directors believe that the compensation practices described in the Compensation Discussion and Analysis are effective in achieving Dell Technologies’ core executive compensation objectives and that the compensation of its named executive officers as disclosed in this proxy statement reflects and supports the appropriateness of Dell Technologies’ executive compensation philosophy and practices. This vote is not intended to address any specific item of compensation, but rather the overall compensation paid to our executive officers and the philosophy, policies and practices described in this proxy statement.

In accordance with Section 14A of the Exchange Act and the SEC’s rules thereunder, Dell Technologies is asking stockholders to approve this proposal by approving the following non-binding resolution:

RESOLVED, that the compensation paid to Dell Technologies’ named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

A vote on this resolution, commonly referred to as a Say-on-Pay resolution, is not binding on the Executive Committee, the Board of Directors or Dell Technologies. Although the vote is advisory in nature and non-binding, the Executive Committee will review and consider the voting results on this proposal when evaluating the compensation program for Dell Technologies’ named executive officers.

PROPOSAL 4 – ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

In Proposal 3, the Board of Directors is asking stockholders to vote, on a non-binding, advisory basis, to approve the compensation of Dell Technologies’ named executive officers as disclosed in this proxy statement. Dell Technologies is required under Section 14A of the Exchange Act and the SEC’s rules thereunder to hold this advisory Say-on-Pay vote at least once every three years and to hold an advisory vote regarding the frequency with which Say-on-Pay votes will be included in the Company’s annual proxy statement at least once every six years. In accordance with these requirements, the Board of Directors is asking stockholders in this Proposal 4 to vote, on a non-binding, advisory basis, on whether future advisory votes on named executive officer compensation should occur every 1 year, every 2 years or every 3 years (sometimes referred to as “Say-on-Frequency”).

The Board of Directors unanimously recommends that stockholders vote “FOR” “Every 1 year” as the frequency with which Dell Technologies should hold a stockholder advisory vote to approve the compensation of its named executive officers as disclosed in the Company’s annual proxy statement.

After careful consideration, the Board of Directors has determined to recommend that future advisory votes on named executive officer compensation occur every 1 year (annually). Although Dell Technologies’ executive compensation program is designed to promote a long-term connection between pay and performance, the Company’s public disclosures on executive compensation are made annually. The Board of Directors has considered that an advisory vote on named executive officer compensation annually will allow stockholders to provide more immediate feedback on Dell Technologies’ compensation philosophy, objectives and practices as disclosed in the Company’s annual proxy statement.

Stockholders are not voting in this proposal to approve or disapprove the Board’s recommendation. Stockholders will be able to specify one of the following four choices for this proposal on the proxy card or voting instruction form:

•	a Say-on-Pay advisory vote every 1 year;

•	a Say-on-Pay advisory vote every 2 years;

•	a Say-on-Pay advisory vote every 3 years; or

•	abstention from voting.

Generally, a proposal presented to stockholders, such as Proposal 4, will be approved by the affirmative vote of holders of a majority of the voting power of the shares of common stock present or represented by proxy at the annual meeting and entitled to vote on the proposal. However, because the vote on this proposal is not binding on the Board of Directors or Dell Technologies, if none of the specified frequency options – every 1 year, every 2 years or every 3 years – receives the affirmative vote of holders of a majority of the voting power of the shares present or represented by proxy, the option receiving the greatest number of votes will be considered the frequency preferred by the stockholders.

Although this vote is not binding on the Board of Directors, the Board will take into account the outcome of this vote in making a determination on the frequency with which advisory votes on named executive officer compensation will be included in the Company’s annual proxy statement. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board in the future may decide to conduct advisory votes on a more or less frequent basis.

Following the annual meeting, the Board of Directors will make its frequency determination and disclose that determination to stockholders in a current report on Form 8-K.

PROPOSAL 5 – ADOPTION OF AMENDMENT TO DELL TECHNOLOGIES’ CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

The Board of Directors is asking stockholders to adopt an amendment to the Fourth Amended and Restated Certificate of Incorporation of Dell Technologies Inc., which we refer to as the Dell Technologies Certificate, that would increase the total authorized number of shares of Class C common stock by 7,000,000,000 shares from 900,000,000 shares to 7,900,000,000 shares. Consistent with this increase, the proposed amendment to the Dell Technologies Certificate, which we refer to as the charter amendment, also would increase by 7,000,000,000 shares (a) the total authorized number of shares of capital stock from 2,144,025,308 shares to 9,144,025,308 shares and (b) the total authorized number of shares of common stock from 2,143,025,308 shares to 9,143,025,308 shares. The text of the charter amendment is attached as Annex B to this proxy statement.

The Board of Directors approved and declared advisable the charter amendment on May 11, 2017.

The Board of Directors believes that the charter amendment is in the best interests of our stockholders to permit Dell Technologies to take timely advantage of favorable opportunities for corporate transactions without the delay of having to call a meeting of stockholders to authorize additional shares. Such transactions could include acquisitions and business combinations, capital-raising transactions, strategic transactions, and other corporate transactions. As of the date of this proxy statement, we have no understandings or agreements that would require us to issue the additional shares of Class C common stock that would be authorized under the charter amendment. For additional information on why the Board of Directors recommends approval of this proposal, see “– Reasons for Charter Amendment” below.

The Class C common stock is not registered under the Exchange Act or listed on any securities exchange. We are asking stockholders to adopt the charter amendment in accordance with provisions of Delaware law that require stockholder adoption of certain amendments to a Delaware corporation’s certificate of incorporation.

Reasons for Charter Amendment

The Board of Directors recommends that stockholders adopt the charter amendment to increase the total authorized number of shares of Class C common stock by 7,000,000,000 shares from the 900,000,000 shares currently authorized by the Dell Technologies Certificate to 7,900,000,000 shares.

We seek stockholder approval to increase the number of our currently authorized shares of Class C common stock to permit us to pursue potential transactions as and when they arise and to provide for our growth and financial stability. As of the record date for the annual meeting, of the 900,000,000 shares of authorized Class C common stock:

•	22,231,439 shares are issued and outstanding;

•	81,458,471 shares are reserved for issuance under the Dell Technologies Inc. 2013 Stock Incentive Plan and our other incentive compensation arrangements, of which 54,680,641 shares are subject to outstanding awards and 26,777,830 shares are available for issuance pursuant to future awards;

•	409,684,386 shares are reserved, as required under the Dell Technologies Certificate, for possible conversion of outstanding shares of Class A common stock into shares of Class C common stock in accordance with the conversion provisions of the Dell Technologies Certificate described below under “– Certain Terms of Class C Common Stock – Conversion”; and

•	136,986,858 shares are reserved, as required under the Dell Technologies Certificate, for possible conversion of outstanding shares of Class B common stock into shares of Class C common stock in accordance with the conversion provisions of the Dell Technologies Certificate described below under “– Certain Terms of Class C Common Stock – Conversion.”

The foregoing shares of Class C common stock that are issued and outstanding or reserved for future issuance totaled approximately 650,361,154 shares, or approximately 72.3% of the currently authorized Class C common stock, as of the record date for the annual meeting. As of that date, the number of unissued and unreserved shares of Class C common stock available for future issuance totaled approximately 249,638,846 shares, or approximately 27.7% of the currently authorized Class C common stock. As described below under “– Certain Terms of Class C Common Stock – Conversion,” we are obligated under the Dell Technologies Certificate to reserve additional shares of Class C common stock for possible conversion of the Class A common stock, Class B common stock and Class D common stock if we issue additional shares of Class A common stock or Class B common stock, or issue any shares of Class D common stock. The reservation of any such additional shares would further reduce the number of unissued and unreserved shares available for the corporate purposes described below.

The proposed increase in the authorized number of shares of Class C common stock will enhance our ability to pursue and complete corporate transactions requiring future issuances of our Class C common stock or securities convertible into or exercisable or exchangeable for the Class C common stock, which we refer to as convertible securities. Those transactions may include, among others:

•	the issuance of Class C common stock and convertible securities in connection with acquisitions of other companies and other business combinations, and otherwise in connection with the growth and expansion of our business;

•	the issuance of Class C common stock or convertible securities in connection with capital-raising and other financing transactions, strategic transactions and recapitalization transactions, or the declaration of stock dividends;

•	any conversion, at our option, of the shares of our Class V common stock into shares of Class C common stock in accordance with the conversion provisions of the Dell Technologies Certificate described below under “– Certain Terms of Class C Common Stock – Conversion”;

•	the future authorization of additional shares of Class C common stock or convertible securities for issuance under the Dell Technologies Inc. 2013 Stock Incentive Plan or any other additional incentive compensation plans we may adopt; and

•	the issuance of Class C common stock or convertible securities in connection with other corporate transactions that implement proper business purposes determined by our Board of Directors to be in the best interest of the Company and our stockholders.

As of the date of this proxy statement, we have no understandings or agreements that would require us to issue the additional shares of Class C common stock that would be authorized under the charter amendment. Many of the above types of transactions arise under circumstances requiring prompt action and do not allow the necessary time to seek stockholder approval to authorize additional shares. Our Board of Directors believes that it is important for it to have the flexibility to be able to act promptly in the best interests of the Company and our stockholders when such circumstances arise. The terms of any future issuance of Class C common stock, including any issuance pursuant to convertible securities, will depend largely upon market and financial conditions, the nature and terms of any prospective transaction, and other factors existing at the time of issuance. If we determine to issue shares in connection with future transactions or for other corporate needs, we do not expect that we will seek stockholder approval of any such issuance unless we are required to do so under the circumstances described below under “– Future Stockholder Approval of Issuances of Class C Common Stock.”

We have not proposed the increase in the authorized number of shares of Class C common stock with the intention of using the additional shares for anti-takeover purposes. Notwithstanding the foregoing, we could use the additional shares of Class C common stock to make more difficult or to discourage a change of control of our company, even if some stockholders consider such a change of control to be in their best interest. We are not aware of any pending or threatened efforts to acquire control of the Company.

Currently Authorized Capital Stock

The Dell Technologies Certificate currently authorizes us to issue a total of 2,144,025,308 shares of capital stock, each with a par value of $0.01 per share, consisting of:

•	2,143,025,308 shares of common stock, of which a total of 773,425,884 shares were issued and outstanding as of the record date for the annual meeting; and

•	1,000,000 shares of preferred stock, of which no shares were issued and outstanding as of the record date for the annual meeting.

The Dell Technologies Certificate currently authorizes us to issue shares of the following classes of common stock:

•	600,000,000 shares of Class A common stock, of which 409,684,386 shares were issued and outstanding as of the record date for the annual meeting;

•	200,000,000 shares of Class B common stock, of which 136,986,858 shares were issued and outstanding as of the record date for the annual meeting;

•	900,000,000 shares of Class C common stock, of which 22,231,439 shares were issued and outstanding as of the record date for the annual meeting;

•	100,000,000 shares of Class D common stock, of which no shares were issued and outstanding as of the record date for the annual meeting; and

•	343,025,308 shares of Class V common stock, of which 204,523,201 shares were issued and outstanding as of the record date for the annual meeting.

In addition, as of the record date for the annual meeting, the Board of Directors had reserved:

•	628,129,715 shares of Class C common stock for possible issuance in the future pursuant to the requirements summarized above under “– Reasons for Charter Amendment”; and

•	500,000 shares of Class V common stock for possible issuance in the future under the Dell Technologies Inc. 2013 Stock Incentive Plan, of which 122,922 shares were subject to outstanding awards and 377,078 were available for issuance pursuant to future awards.

The Class V common stock is registered under the Exchange Act and listed on the NYSE. No other class of our common stock is registered under the Exchange Act or listed on any securities exchange.

Beneficial Ownership of Class C Common Stock

See “Security Ownership of Certain Beneficial Owners and Management” for information about the beneficial ownership of the Class C common stock and our other classes of common stock by our directors, executive officers and each person known by us to own beneficially more than 5% of any class of our common stock.

Agreements and Arrangements Relating to Class C Common Stock

See “Additional Information – Certain Relationships and Related Transactions – Certain Agreements Relating to Our Capital Stock” for a description of certain agreements and other arrangements relating to the Class C common stock.

Certain Terms of Class C Common Stock

General

If the charter amendment is adopted by stockholders and is filed with the Secretary of State of the State of Delaware, the additional authorized shares of Class C common stock will be part of the existing class of Class C common stock and will increase the number of shares of Class C common stock available for issuance by the Company, but will have no effect on the terms of the Class C common stock or the rights of the holders of the Class C common stock. If and when issued, the proposed additional authorized shares of Class C common stock will have the same rights and privileges as the shares of Class C common stock that are currently outstanding and, following any conversion of shares of Class V common stock into shares of Class C common stock, the same rights and privileges as all other shares of Class C common stock outstanding after any such conversion. Any such issuance will have a dilutive effect on existing stockholders. Holders of the proposed additional shares of Class C common stock will not have preemptive rights to purchase any of such additional shares of Class C common stock.

Conversion

The Dell Technologies Certificate contains provisions specifying circumstances in which shares of the other classes of our common stock may be converted into shares of Class C common stock.

Conversion of Class A Common Stock, Class B Common Stock and Class D Common Stock into Class C Common Stock – At any time and from time to time, any holder of Class A common stock, Class B common stock or Class D common stock will have the right by written election to Dell Technologies to convert all or any of the shares of such class, as applicable, held by such holder into shares of Class C common stock on a one-to-one basis, subject, in the case of any holder of Class D common stock, to any legal requirements applicable to such holder (including any applicable requirements under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and any other applicable antitrust laws).

Upon any transfer of shares of Class A common stock or Class B common stock to any person, such shares will automatically be converted into shares of Class C common stock on a one-for-one basis, except (1) a transfer to certain affiliated or related persons permitted under the Dell Technologies Certificate, (2) in the case of the Class A common stock, (a) in a transfer pursuant to certain change of control transactions described in the Dell Technologies Certificate or (b) in connection with the transfer, at substantially the same time, of an aggregate number of shares of DHI Group common stock held by the MSD Partners stockholders and their permitted transferees greater than 50% of the outstanding shares of DHI Group common stock owned by the MSD Partners stockholders immediately following the closing of the EMC merger (as adjusted for any stock split, stock dividend, reverse stock split or similar event occurring after the closing of the EMC merger) to any person or group of affiliated persons, or (3) in the case of the Class B common stock, in connection with the transfer, at substantially the same time, of an aggregate number of shares of DHI Group common stock held by the transferor and its permitted transferees greater than 50% of the outstanding shares of DHI Group common stock owned by the SLP stockholders immediately following the closing of the EMC merger (as adjusted for any stock split, stock dividend, reverse stock split or similar event occurring after the closing of the EMC merger) to any person or group of affiliated persons.

Dell Technologies is required by the Dell Technologies Certificate at all times to reserve and keep available out of its authorized but unissued shares of Class C common stock, solely for the purpose of issuance upon conversion of outstanding shares of Class A common stock, Class B common stock and Class D common stock, such number of shares of Class C common stock as will be issuable upon the conversion of all such outstanding shares of Class A common stock, Class B common stock and Class D common stock.

Conversion of Class V Common Stock into Class C Common Stock at the Option of Dell Technologies – At the option of Dell Technologies, exercisable at any time the Class C common stock is then traded on a U.S. securities exchange, the Board of Directors may authorize (the date on which the Board of Directors makes such an authorization being referred to as the Class V Conversion Determination Date) that each outstanding share of Class V common stock be converted into a number (or fraction) of fully paid and non-assessable publicly traded shares of Class C common stock equal to the amount (calculated to the nearest five decimal places) obtained by multiplying the Applicable Conversion Percentage (as defined in Annex A) as of the Class V Conversion

Determination Date by the amount (calculated to the nearest five decimal places) obtained by dividing (1) the average market value of a share of Class V common stock over the 10-trading day period ending on the trading day preceding the Class V Conversion Determination Date by (2) the average market value of a share of Class C common stock over the same 10-trading day period.

At the option of Dell Technologies, if certain tax events described in the Dell Technologies Certificate occur, the Board of Directors may authorize that each outstanding share of Class V common stock be converted into a number (or fraction) of fully paid and non-assessable shares of Class C common stock equal to the amount (calculated to the nearest five decimal places) obtained by multiplying 100% by the amount (calculated to the nearest five decimal places) obtained by dividing (1) the average market value of a share of Class V common stock over the 10-trading day period ending on the trading day preceding the Class V Conversion Determination Date by (2) the average market value of a share of Class C common stock over the same 10-trading day period, except that such a conversion will occur only if the Class C common stock, upon issuance in such conversion, will have been registered under all applicable U.S. securities laws and will be listed for trading on a U.S. securities exchange.

If Dell Technologies determines to convert shares of Class V common stock into shares of Class C common stock as described above, such conversion will occur on a Class V Group Conversion Date (as defined in Annex A) on or before the 45th day following the Class V Conversion Determination Date and will otherwise be effected pursuant to the applicable notice provisions of the Dell Technologies Certificate.

Dell Technologies may not convert shares of Class V common stock into shares of Class C common stock as described above without converting all outstanding shares of Class V common stock into shares of Class C common stock as described above.

Future Stockholder Approval of Issuances of Class C Common Stock

The additional shares of Class C common stock that would be authorized by the charter amendment would be available for future issuance without future action by our stockholders, unless such an action would be required by applicable laws or regulations, including requirements of Delaware law or the rules of the New York Stock Exchange, on which our Class V common stock currently is listed, or of any other national securities exchange on which shares of the Class C common stock or any other class of our common stock may be listed in the future. Generally, NYSE rules require stockholder approval of proposed issuances of additional shares if the issuance would result in an increase of 20% or more in the total number of shares of common stock outstanding before any such proposed issuance, or if such additional shares would have voting power of 20% or more of the voting power of such previously outstanding shares, subject to exemptions for certain public offerings for cash and certain bona fide private financings. Stockholder approval also is required under NYSE rules before an issuance of common stock that would result in a change of control of the Company. Further, NYSE rules require stockholder approval under specified circumstances with respect to certain stock incentive plans or other equity compensation arrangements and with respect to certain proposed issuances of common stock or convertible securities to directors, officers or substantial stockholders of the company or its affiliates.

Effectiveness of Charter Amendment

The charter amendment will become effective upon the filing of the amendment with the Secretary of State of the State of Delaware. We currently plan to file the charter amendment promptly after the annual meeting if this proposal is approved by our stockholders.

The Board of Directors may determine, in its sole discretion and without any further action by our stockholders, to abandon the charter amendment before or after any adoption of the charter amendment by our stockholders and before the charter amendment is filed with the Secretary of State of the State of Delaware.

The Board of Directors unanimously recommends a vote “FOR” adoption of the amendment to Dell Technologies’ certificate of incorporation to increase the authorized number of shares of common stock.

COMPENSATION COMMITTEE REPORT

The Executive Committee of the Board of Directors of Dell Technologies Inc., acting as the compensation committee of the Board of Directors, has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussion, the Executive Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into Dell Technologies Inc.’s Annual Report on Form 10-K for the fiscal year ended February 3, 2017.

EXECUTIVE COMMITTEE

Michael S. Dell, Chair

Egon Durban

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis is intended to provide stockholders with an understanding of Dell Technologies’ compensation philosophy, its core principles and the compensation in effect during Fiscal 2017 for the executive officers identified in the Fiscal 2017 Summary Compensation Table under “Compensation of Executive Officers.” We refer to those executive officers as the Named Executive Officers.

Named Executive Officers

The Named Executive Officers are as follows:

Name	Title
Michael S. Dell	Chairman and Chief Executive Officer
Thomas W. Sweet	Chief Financial Officer
Jeremy Burton	Executive Vice President, Marketing & Corporate Development
Howard D. Elias	President, Global Services & IT
David I. Goulden	President, Infrastructure Solutions

On September 7, 2016, Dell Technologies completed its acquisition by merger of EMC Corporation, or the EMC merger. In connection with that acquisition and the resulting consolidation of the two companies’ management teams, Messrs. Burton, Elias and Goulden became executive officers of Dell Technologies during Fiscal 2017. Mr. Dell served as our principal executive officer and Mr. Sweet served as our principal financial officer throughout Fiscal 2017.

Executive Compensation Philosophy and Core Objectives

The Executive Committee of the Board of Directors of Dell Technologies acts as the compensation committee of the Board, and is composed of Mr. Dell, as Chair of the Committee, and Egon Durban. In that capacity, the Executive Committee is responsible for reviewing, approving and administering compensation programs for executive officers that ensure a suitable link between pay and performance, while appropriately balancing risk. It seeks to increase stockholder value by rewarding performance and ensuring that Dell Technologies can attract and retain the best executive talent through adherence to the following core compensation objectives:

•	aligning the interests of executive officers with those of Dell Technologies’ stockholders by emphasizing long-term, performance-dependent compensation;

•	providing appropriate cash incentives for achieving Dell Technologies’ financial goals and strategic objectives;

•	creating a culture of meritocracy by linking pay to individual and Company performance; and

•	providing compensation opportunities that are competitive with companies with which Dell Technologies competes for executive talent.

Executive Compensation

Elements of Total Compensation Package – The primary components of Dell Technologies’ compensation program for executive officers consist of base salary, annual incentive bonuses, long-term equity and cash incentives, benefits and limited perquisites. Dell Technologies does not target a fixed mix of pay for executive officers, but instead evaluates each executive officer individually, and may consider such factors, among others, as individual level of responsibility, market practices and internal equity considerations.

Because executive officers are in a position to directly influence Dell Technologies’ performance, a significant portion of their compensation is delivered in the form of short-term and long-term incentives for which payment or vesting are tied to individual or corporate performance to assist in motivating executives in regard to the achievement of Dell Technologies’ strategic and financial objectives. In addition, the value ultimately realized from equity awards is a function of the value of our common stock.

As a result of our acquisition of EMC and negotiation regarding the terms of the employment of former EMC employees with Dell Technologies, we assumed some of the compensatory arrangements for certain former employees of EMC, including Messrs. Burton, Elias and Goulden, who continued to participate in those arrangements as Dell Technologies employees during Fiscal 2017. While certain compensation was paid by Dell Technologies after the closing of the EMC merger in connection with these programs, the compensation arrangements were determined by EMC before the EMC merger. In general, Messrs. Burton, Elias and Goulden will participate in the same compensation programs as our other Dell Technologies executive officers beginning in Fiscal 2018. For more information about the compensation arrangements of Messrs. Burton, Elias and Goulden, see “– Individual Compensation Components – Other Compensation Components – New-Hire Packages” below.

Compensation Consultants – The Executive Committee did not engage any compensation consultant to advise on executive officer compensation matters for Fiscal 2017.

Process for Evaluating and Determining Executive Officer Compensation – Dell Technologies’ management conducts a subjective evaluation of the performance of each executive officer annually and then makes a recommendation to the Executive Committee regarding such officer’s compensation for the current year. The Executive Committee, considering input from management and human resources, then determines the individual compensation elements and associated amounts for each executive officer other than Mr. Dell. When making individual compensation decisions for executive officers, the Executive Committee may take a variety of factors into account, including:

•	the performance of Dell Technologies and the executive officer’s business unit, if applicable;

•	the executive officer’s performance, experience and ability to contribute to Dell Technologies’ long-term strategic goals;

•	the executive officer’s historical compensation;

•	internal pay equity; and

•	retention considerations.

As a controlled company, Dell Technologies is not subject to requirements under NYSE rules that executive compensation decisions be made by a committee of the Board of Directors consisting solely of independent directors. However, directors nominated by Dell Technologies’ major stockholders – the MD stockholders and the SLP stockholders – currently serve on the Executive Committee to help ensure that compensation decisions are aligned with stockholder interests.

Matters regarding Mr. Dell’s compensation are subject to review and approval by the Board of Directors rather than the Executive Committee.

Compensation Risk Oversight – The Executive Committee oversees the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking. Because the EMC merger occurred late in Fiscal 2017, the Executive Committee relied in part on the prior assessments of EMC’s historical executive compensation programs undertaken by EMC’s Leadership and Compensation Committee. The Executive Committee expects to undertake a full risk assessment of the Dell Technologies compensation program for Fiscal 2018.

Consideration of Say-On-Pay Results – The compensation of Dell Technologies’ Named Executive Officers has not previously been considered in a stockholder advisory vote on named executive officer compensation, commonly referred to as a “say-on-pay” vote.

Individual Compensation Components

Base Salary

We use base salary to attract and retain talented executive officers needed to manage the business. Salaries for each Named Executive Officer (other than Mr. Dell) are determined annually by the Executive Committee. The base salaries determined by the Executive Committee vary based on each executive officer’s level of responsibility, performance, experience, retention concerns, historical compensation and internal equity considerations.

For Fiscal 2017, Mr. Dell received a base salary at an annual rate of $950,000 in accordance with his employment agreement. Under the employment agreement, Mr. Dell’s base salary is subject to annual review by the Board of Directors and subject to increase, but not decrease. For additional information concerning Mr. Dell’s employment agreement, see “– Other Compensation Matters – Employment Agreements; Severance and Change-in-Control Arrangements – Employment Agreement with Michael S. Dell.”

The table below summarizes the base salary during Fiscal 2017 of each of the Named Executive Officers. As a result of payroll processes, the actual base salaries paid during the fiscal year may vary from those shown below. The base salaries for Messrs. Burton, Elias and Goulden shown below reflect annualized salaries based on their salary rates following the closing of the EMC merger.

Name	Salary During Fiscal 2017 ($)
Michael S. Dell	950,000
Thomas W. Sweet	725,000	(1)
Jeremy Burton	800,000
Howard D. Elias	800,000
David I. Goulden	850,000

(1)	Mr. Sweet’s annual base salary rate increased from $650,000 to $675,000 in March 2016 and from $675,000 to $725,000 in October 2016.

Cash Bonus Plans

For Fiscal 2017, Messrs. Dell and Sweet participated in the Dell Inc. Incentive Bonus Plan, or IBP, a program that forms a part of the Dell Inc. Annual Bonus Plan, while Messrs. Burton, Elias and Goulden continued participating in the EMC II Corporate Incentive Plan and the EMC Executive Management By Objectives Plan, or Executive MBO, discussed below, for the period from the closing of the EMC merger through the end of Fiscal 2017. Beginning with Fiscal 2018, all of Dell Technologies’ executive officers will participate in the IBP.

Dell Technologies Incentive Bonus Plan

The IBP is designed to align executive officer pay with Dell Technologies’ short-term financial and strategic results, while also serving to attract, retain and motivate executive officers. For each element described below, determinations are made by the Executive Committee for the Named Executive Officers other than Mr. Dell. The Executive Committee establishes a target incentive opportunity annually for each executive officer expressed as a percentage of eligible earnings for that fiscal year. Under his employment agreement, Mr. Dell is eligible for an annual bonus with a target opportunity equal to 200% of his base salary. For Fiscal 2017, target annual incentives for Messrs. Dell and Sweet were as follows:

Name	Target Annual Incentive Opportunity as % of Eligible Earnings
Michael S. Dell	200%
Thomas W. Sweet	100%

IBP Formula

To arrive at a Fiscal 2017 IBP payout amount for the executive officers, the target annual incentive opportunity for each executive officer was multiplied by a formula based on corporate performance and individual performance. In determining the amount of the actual bonus payout, the Executive Committee may consider the potential payout number produced by the formula and any other factors it deems appropriate.

IBP Corporate Performance Modifier

The Executive Committee selects corporate performance measures and target goals annually. For Fiscal 2017, the selected corporate performance measures and target goals were designed to drive profitable growth and achieve strategic objectives. The targets for the IBP were intended to be stretch goals that could not be easily achieved.

The Executive Committee retains subjective discretion to adjust IBP measures as it determines appropriate. During Fiscal 2017, we closed our divestitures of Dell Services and Dell Software Group, and our final revenue and operating income targets for the IBP were adjusted to reflect the divestiture of those businesses during the fiscal year. For the Fiscal 2017 IBP, the corporate performance goals excluding EMC, as adjusted for the sale of Dell Services and Dell Software Group and Fiscal 2017 results, were as follows:

	Threshold	Plan (Target)	200% Modifier (1)	Actual
Non-GAAP revenue (millions) (2)	$42,414	$53,070	$68,923	$52,656
Non-GAAP operating income (millions) (3)	$1,843	$2,308	$2,994	$2,643
IBP modifier	50%	100%	200%	125%

(1)	For Fiscal 2017, there was no cap on the IBP modifier. The modifier would increase on a linear basis for performance above target.
(2)	For purposes of the IBP, non-GAAP revenue is generally calculated by adjusting Dell Technologies’ net revenue as computed in accordance with accounting principles generally accepted in the United States, or GAAP, to exclude the impact of purchase accounting, as well as adjusting for the EMC merger and the divestitures of Dell Services and Dell Software Group as discussed above.
(3)	For purposes of the IBP, non-GAAP operating income is generally calculated by adjusting Dell Technologies’ operating income as computed on a GAAP basis to exclude the impact of purchase accounting, amortization of intangibles, transaction-related expenses and other corporate expenses, as well as adjusting for the EMC merger and the divestitures of Dell Services and Dell Software Group as discussed above.

For Fiscal 2017, Dell Technologies exceeded the target corporate non-GAAP revenue and non-GAAP operating income threshold goals, resulting in a final corporate bonus modifier of 125% of target.

IBP Individual Performance Modifier

In view of the executive officers’ potential to influence corporate performance, the Executive Committee (or, in regard to Mr. Dell, the Board of Directors) may take into account personal performance in determining executive officers’ bonus amounts, assigning each executive officer an individual modifier from zero to 150% generally following the end of each fiscal year. In determining individual bonus modifiers, the Committee may consider such factors as achieving financial targets for the business, cost management, strategic and transformational objectives relating to the executive officer’s business unit or function, as applicable, and ethics and compliance. The Committee does not place specific weightings on any such objective, but assigns each individual executive officer a subjective individual performance modifier based on a holistic and subjective assessment of the officer’s performance. Following the end of Fiscal 2017, the Executive Committee approved Mr. Sweet’s bonus amount and the Board of Directors approved Mr. Dell’s bonus amount. The individual modifiers for Messrs. Dell and Sweet are shown below along with the corresponding bonus payment amounts:

Name	Individual Modifier (%)	Corporate Modifier (%)	Bonus Payment ($)
Michael S. Dell	100%	125%	$2,375,000
Thomas W. Sweet	120%	125%	$1,029,809

EMC Corporate Incentive Plans

Before the closing of the EMC merger, Messrs. Burton, Elias and Goulden were eligible to participate in the EMC II Corporate Incentive Plan and the EMC Executive MBO. The EMC II Corporate Incentive Plan featured semi-annual payouts and was intended to incentivize the achievement of financial metrics aligned with EMC’s calendar year 2016 annual operating plan. The Executive MBO was intended to incentivize the achievement of strategic and operational goals, and performance was assessed qualitatively. Of the cash bonus opportunity for each individual, 75% was allocated to the EMC II Corporate Incentive Plan and 25% was allocated to the EMC Executive MBO.

For Fiscal 2017, following the EMC merger, the Executive Committee determined the cash bonuses of Messrs. Burton, Elias and Goulden based on the metrics established by EMC for the second half of calendar year 2016 before the closing of the EMC merger. The Executive Committee exercised upward discretion with respect to the modifier used to calculate bonuses under both plans in light of the contributions of each of Messrs. Burton, Elias and Goulden to our integration and transformation efforts following the EMC merger and applied that modifier through the end of Fiscal 2017.

Plan Name	Weighting	Metric	Second Half 2016 Target	Second Half 2016 Actual	Second Half 2016 Performance Relative to Target	Modifier
EMC II Corporate Incentive Plan	40%	Non-GAAP revenue (millions) (1)	$9,582	$8,601	89.8%	75.0%
	40%	Non-GAAP operating income (millions) (2)	$2,217	$1,547	69.8%
	20%	Free cash flow (millions) (3)	$1,777	$1,802	101.4%
EMC Executive MBO	100%	Qualitative	—	—	—	100%

(1)	For purposes of the EMC II Corporate Incentive Plan, non-GAAP revenue is generally calculated by adjusting net revenue for certain EMC subsidiaries as computed on a GAAP basis to exclude certain corporate items.
(2)	For purposes of the EMC II Corporate Incentive Plan, non-GAAP operating income is generally calculated by adjusting operating income for certain EMC subsidiaries as computed on a GAAP basis to exclude stock-based compensation expense, amortization of intangibles and certain corporate expenses.
(3)	For purposes of the EMC II Corporate Incentive Plan, free cash flow is generally calculated by adjusting net cash provided by operating activities for certain EMC subsidiaries as computed on a GAAP basis to exclude EMC’s additions to property, plant and equipment and capitalized software development costs.

Based on the foregoing, Dell Technologies paid bonuses to Messrs. Burton, Elias and Goulden for Fiscal 2017 as follows:

Name	Plan	Modifier (%)	Bonus Payment ($)
Jeremy Burton	EMC II Corporate Incentive Plan	75%	262,500
	EMC Executive MBO	100%	116,667
Howard D. Elias	EMC II Corporate Incentive Plan	75%	262,500
	EMC Executive MBO	100%	116,667
David I. Goulden	EMC II Corporate Incentive Plan	75%	377,344
	EMC Executive MBO	100%	167,708

Special Incentive Bonus Plan

The Dell Inc. Special Incentive Bonus Plan, or SIB, is an annual discretionary bonus plan designed to reward and motivate executives who, for the fiscal year, are the most critical to driving Dell Technologies’ business unit goals and delivering key, business-critical objectives. The Executive Committee determines the maximum SIB opportunity amount for each executive officer selected to participate. For Fiscal 2017, Mr. Sweet was the only Named Executive Officer eligible to participate in the SIB program. Messrs. Burton, Elias and Goulden will be eligible to participate in the SIB program for Fiscal 2018.

Mr. Sweet’s discretionary SIB payment for Fiscal 2017 was determined by the Executive Committee based on a holistic and subjective assessment of his and his management team’s contributions to Dell Technologies’ performance, his contributions during Fiscal 2017 to major strategic initiatives, including our acquisition of EMC, and his responsibilities as our principal financial officer. Mr. Sweet’s target and payment for Fiscal 2017 under the SIB are shown below:

Name	Special Incentive Bonus Target ($)	Special Incentive Bonus Payment ($)
Thomas W. Sweet	2,000,000	2,000,000

Equity Incentives

We believe that equity incentive opportunities are the most significant individual component of total target executive officer compensation. The equity incentive program in which our executive officers other than Mr. Dell participate is referred to as the Management Equity Program, or MEP. MEP awards motivate executive officers to make decisions in support of long-term corporate financial interests and align them with the interests of Dell Technologies’ stockholders by providing a return if Dell Technologies’ stock price appreciates, while also serving as a significant tool for attracting and retaining qualified employees.

Awards pursuant to the MEP under the Dell Technologies Inc. 2013 Stock Incentive Plan are in the form of either stock option awards or full-value (restricted stock or restricted stock unit) awards, and typically consist of a combination of time-based vesting awards and performance-based vesting awards. The Executive Committee’s allocation of MEP awards between time-based and performance-based awards for each executive officer may vary, but generally at least half of an executive officer’s MEP award is in the form of a performance-based award.

Stock Options

MEP stock option awards consist of two types of award. The first type of award is a time-based stock option to purchase shares of our Class C common stock. Our time-based option awards generally vest ratably over five years. Certain time-based options under the MEP granted to Messrs. Burton, Elias and Goulden vest based on a schedule corresponding to that of certain EMC equity awards that were converted to cash awards in connection with the EMC merger.

The second type of award, which we refer to as a performance-based award, is a stock option to purchase Class C common stock that becomes exercisable only if a prescribed level of return is achieved on the initial Dell Technologies equity investment of Mr. Dell and the SLP stockholders in connection with the 2013 going-private transaction in which Dell Technologies acquired Dell Inc., or the going-private transaction. We refer to this return as return on equity.

Return on equity for performance-based MEP option awards is measured on specified measurement dates or upon the occurrence of specified events related to Dell Technologies, and the number of performance-based MEP option shares eligible to test for vesting varies depending upon the measurement date or event. The Executive Committee believes the vesting design of performance-based MEP awards further aligns the interests of executive officers with the interests of Dell Technologies’ stockholders by compensating executive officers only if a minimum level of return on equity is achieved. Stock option awards are granted with an exercise price based on the fair market value of Dell Technologies’ common stock on the date of grant as determined by the Board of Directors.

MEP PERFORMANCE OPTIONS

(1)	Return on equity for performance-based MEP option awards granted following the going-private transaction are based on a starting value of $13.75 per share.

MEP stock options awards were first granted in fiscal year 2014 following the closing of the going-private transaction. MEP option award sizes were intended to be sufficient to address long-term incentive compensation for an executive officer for a period of approximately five years from the grant date. No MEP stock option awards were granted to our Named Executive Officers during Fiscal 2017.

After the going-private transaction, Mr. Dell was granted an option award to purchase shares of our Series A common stock, which were converted on a one-for-one basis into shares of our Class A common stock in connection with the EMC merger. This award vests ratably over five years from the grant date. Mr. Dell does not currently participate in any other long-term incentive compensation programs.

For more information about outstanding option awards, see “Compensation of Executive Officers – Outstanding Equity Awards at End of Fiscal 2017” and “– Stock Incentive Plan.”

Full-Value Stock Awards

In connection with the EMC merger and in order to retain EMC executive talent, Dell Technologies granted equity incentive awards in the form of full-value awards consisting of restricted stock or restricted stock units during Fiscal 2017. As with our stock option awards, these full-value MEP awards consist of two types of award. The first is a time-based award to purchase shares of our Class C common stock, which vests ratably over three years. The second, which we refer to as a performance-based award, vests only if a prescribed level of return is achieved on the Dell Technologies equity investment of Mr. Dell and the SLP stockholders in connection with the EMC merger, which we also refer to as return on equity.

Return on equity for performance-based MEP full-value awards is measured on specified measurement dates or upon the occurrence of specified events related to Dell Technologies, and the number of performance-based MEP full-value shares eligible to test for vesting varies depending upon the measurement date or event. As with our performance-based MEP stock options, the Executive Committee believes the vesting design of these awards aligns the interests of executive officers with the interests of Dell Technologies’ stockholders by compensating executive officers only if a minimum level of return on equity is achieved.

MEP PERFORMANCE SHARES

(1)	Return on equity for full-value awards granted in connection with the EMC merger is determined based on a starting value of $27.50 per share.

For more information about our outstanding full-value awards, see “Compensation of Executive Officers – Outstanding Equity Awards at End of Fiscal 2017” and “– Stock Incentive Plan.”

Long-Term Cash Incentives

To attract or retain executive officers, Dell Technologies may use long-term incentive cash awards in addition to equity-based incentives. See “– Other Compensation Components – New-Hire Packages” below.

Other Compensation Components

New-Hire Packages

To build a world-class leadership team, Dell Technologies strives to offer competitive new-hire compensation packages. In evaluating executive officer new-hire compensation packages, the Executive Committee may consider such factors as the individual’s role, skills, experience and unique competencies; aligning interests of the new hire with those of Dell Technologies’ stockholders; internal pay equity; value of compensation elements forgone by leaving a previous employer; and market considerations. New-hire packages may include signing bonuses, relocation benefits and similar compensation elements. Three of the Named Executive Officers, Messrs. Burton, Elias and Goulden, were hired during Fiscal 2017.

Jeremy Burton – In connection with his appointment as an executive officer of Dell Technologies, Mr. Burton and Dell Technologies negotiated terms of his employment, which consist principally of the following elements of compensation:

•	Base Salary: An annual base salary of $800,000.

•	Annual Bonus Opportunity: Continued participation in existing EMC bonus programs during Fiscal 2017 and, beginning in Fiscal 2018, an annual IBP bonus target of 100% of eligible compensation.

•	Special Incentive Bonus Opportunity: Beginning in Fiscal 2018, a bonus opportunity of not less than $1,000,000.

•	Sign-On Award: A one-time cash sign-on award of $5,000,000, payable ratably over three years beginning in February 2017, with vesting to be partially accelerated upon a termination other than for serious misconduct.

•	Management Equity Program: A one-time grant under the MEP of time-based and performance-based restricted shares. For more information, see the stock awards column in the Fiscal 2017 Summary Compensation Table.

•	Employee Benefits: Continued participation in existing EMC benefit programs through calendar year 2016.

Howard D. Elias – In connection with his appointment as an executive officer of Dell Technologies, Mr. Elias and Dell Technologies negotiated terms of his employment, which consist principally of the following elements of compensation:

•	Base Salary: An annual base salary of $800,000.

•	Annual Bonus Opportunity: Continued participation in existing EMC bonus programs during Fiscal 2017 and, beginning in Fiscal 2018, an annual IBP bonus target of 100% of eligible compensation.

•	Special Incentive Bonus Opportunity: Beginning in Fiscal 2018, a bonus opportunity of not less than $1,000,000.

•	Sign-On Award: A one-time cash sign-on award of $5,000,000, payable ratably over three years beginning in February 2017, with vesting to be partially accelerated upon a termination other than for serious misconduct.

•	Management Equity Program: A one-time grant under the MEP of time-based and performance-based restricted shares. For more information, see the stock awards column in the Fiscal 2017 Summary Compensation Table.

•	Employee Benefits: Continued participation in existing EMC benefit programs through calendar year 2016.

David I. Goulden – In connection with his appointment as an executive officer of Dell Technologies, Mr. Goulden and Dell Technologies negotiated terms of his employment, which consist principally of the following elements of compensation:

•	Base Salary: An annual base salary of $850,000.

•	Annual Bonus Opportunity: Continued participation in existing EMC bonus programs during Fiscal 2017 and, beginning in Fiscal 2018, an annual IBP bonus target of 100% of eligible compensation.

•	Special Incentive Bonus Opportunity: Beginning in Fiscal 2018, a bonus opportunity of not less than $3,000,000.

•	Sign-On Award: A one-time cash sign-on award of $8,000,000, payable ratably over three years beginning in February 2017, with vesting to be partially accelerated upon a termination other than for serious misconduct.

•	Management Equity Program: A one-time grant under the MEP of time-based and performance-based restricted shares. For more information, see the stock awards column in the Fiscal 2017 Summary Compensation Table.

•	Employee Benefits: Continued participation in existing EMC benefit programs through calendar year 2016.

Benefits and Perquisites

Dell Technologies provides executive officers limited benefits and perquisites. While the limited benefits and perquisites are not a significant part of Dell Technologies’ executive officer compensation on a quantitative basis, the Executive Committee (or, with respect to Mr. Dell, the Board of Directors) believes that these elements of compensation are important to delivering a competitive package to attract and retain qualified executive officers. Benefits and perquisites include those described below.

•	Annual Physical – Dell Technologies pays for a comprehensive annual physical for each executive officer and the executive officer’s spouse or domestic partner and reimburses the executive officer’s related travel and lodging costs, each subject to an annual maximum payment of $5,000 per person.

•	Technical Support – Dell Technologies provides executive officers with computer technical support and, in some cases, certain home network equipment. The incremental cost to Dell Technologies of providing these services is limited to the cost of hardware provided and is not material.

•	Security – Dell Technologies provides executive officers with security services, including alarm installation and monitoring and, in some cases, certain home security upgrades in accordance with the recommendations of an independent security study. Mr. Dell reimburses the Company for costs related to his family’s personal security protection.

•	Financial Counseling and Tax Preparation Services – Under the terms of his employment agreement, Mr. Dell is entitled to reimbursement for financial counseling services (including tax preparation) up to $12,500 annually.

•	Spousal Travel Expenses – Dell Technologies pays for reasonable spousal travel expenses to attend Dell Technologies-sponsored events, if the spousal travel is at the request of Dell Technologies.

•	Other – The executive officers participate in Dell Technologies’ other benefit plans on the same terms as other employees. These plans include medical, dental and life insurance benefits, and the Dell Inc. 401(k) retirement savings plan. For additional information, see “Compensation of Executive Officers – Other Benefit Plans.”

Messrs. Burton, Elias and Goulden continued to be eligible during Fiscal 2017 for certain perquisites offered by EMC to its executive officers before EMC’s acquisition by Dell Technologies. These perquisites included limited tax and financial planning services, executive physicals, temporary housing allowances and limited personal use of company-owned aircraft. Additional information regarding these perquisites is included in the Fiscal 2017 Summary Compensation Table.

For more information on Dell Technologies’ arrangements with Mr. Dell with respect to security, travel and certain other benefits, see “Additional Information – Certain Relationships and Related Transactions – Transactions with Michael S. Dell and Other Related Persons.”

Other Compensation Matters

Stock Ownership Guidelines; Prohibited Transactions

The Board of Directors does not currently apply stock ownership guidelines for directors or executive officers of Dell Technologies. The Board of Directors and the Executive Committee believe that at this time the design of Dell Technologies’ equity compensation strategy for executive officers links the interests of executive officers closely with those of other Dell Technologies stockholders.

Dell Technologies maintains a securities trading policy that applies to our directors and executive officers and prohibits certain activities relating to Company stock, including hedging transactions, transactions in put options, call options or other derivative securities on an exchange or in any other organized market, and the holding of Company stock in a margin account or other pledging of Company stock as collateral for a loan.

Employment Agreements; Severance and Change-in-Control Arrangements

Employment Agreement with Michael S. Dell

On October 29, 2013, Dell Technologies and Dell Inc. entered into an employment agreement with Mr. Dell, pursuant to which Mr. Dell serves as Chief Executive Officer and Chairman of the Board of Directors of Dell Technologies. Mr. Dell may resign for any or no reason or the Board of Directors may terminate him for “cause” (as defined below) at any time. In addition, following a change in control of Dell Technologies (as defined below) or a qualified initial public offering (as defined in the agreement), the Board of Directors may terminate Mr. Dell for any or no reason.

Under the employment agreement, Mr. Dell receives an annual base salary of $950,000 and is eligible for an annual bonus with a target opportunity equal to 200% of his base salary. Mr. Dell’s base salary is subject to annual review by the Board of Directors and subject to increase, but not decrease. Dell Technologies reimburses Mr. Dell for financial counseling and tax preparation up to $12,500 per year, an annual physical (for himself and his spouse) up to $5,000 per person and all travel and business expenses reasonably incurred by Mr. Dell. Dell Technologies also provides Mr. Dell with business-related security protection.

Pursuant to the agreement, Mr. Dell received a stock option to purchase 10,909,091 shares of the Class A common stock of Dell Technologies (formerly Series A common stock) with a per share exercise price equal to $13.75. Subject to Mr. Dell’s continued employment, the option vests ratably over a five-year period, with accelerated vesting upon a change in control. Dell Technologies believes that providing for “single trigger” acceleration of vesting of Mr. Dell’s option award was appropriate because a change in control of Dell Technologies would be likely to materially alter his role with the Company. Mr. Dell’s employment agreement does not provide for other severance benefits. The unvested portion of the foregoing option will be forfeited upon the latest to occur of (1) a resignation of employment by Mr. Dell, (2) a termination of his employment by Dell Technologies for cause and (3) Mr. Dell ceasing to serve as a member of the board of directors of Dell Technologies or Dell Inc.

Mr. Dell is subject to an indefinite covenant not to disclose confidential information and an obligation to assign to Dell Technologies and Dell Inc. any intellectual property created by Mr. Dell during his employment.

Under the employment agreement, “cause” is generally defined as any of the following events:

•	the conviction of Mr. Dell for a felony resulting in his incarceration; or

•	the legal incapacity of Mr. Dell to serve as (1) a director of Dell Technologies or certain subsidiaries of Dell Technologies or (2) the chief executive officer of Dell Technologies or certain subsidiaries of Dell Technologies.

Under the employment agreement, a “change in control” is generally defined as any of the following events:

•	a sale or disposition of all or substantially all of the assets of Dell Technologies and its subsidiaries, taken as a whole, to any person, entity or group;

•	any person, entity or group (other than Mr. Dell, the SLP stockholders or certain related parties) becomes the beneficial owner of capital stock representing more than 50% of the total voting power of Dell Technologies’ outstanding capital stock, other than pursuant to a merger or consolidation of Dell Technologies with or into any other entity that does not constitute a “change in control” under the following change-in-control event; or

•	any merger or consolidation of Dell Technologies with or into any other entity unless the holders of Dell Technologies’ outstanding voting securities immediately before the closing directly or indirectly beneficially own a majority of the total voting power of the resulting entity in substantially the same proportions as their ownership in Dell Technologies immediately before such transaction.

Severance and Change-in-Control Arrangements with Other Named Executive Officers

Each Named Executive Officer other than Mr. Dell has entered into a severance agreement with Dell Technologies, pursuant to which, if the executive’s employment is terminated without “cause,” or if the executive resigns for “good reason” (each as defined below), the executive will receive a severance payment in effect in the year of termination. The severance payment will be equal to 300% of the executive’s then-current annual base salary. Two-thirds of this severance amount will be payable following termination of employment and the remainder will be payable on the one-year anniversary of such termination. The severance agreements obligate each executive to comply with certain non-competition and non-solicitation obligations for a period of 12 months following termination of employment and also provide that each executive will not use or disclose certain confidential information of Dell Technologies as set forth in the agreements at any time during or after the executive’s employment.

If any of Messrs. Burton, Elias or Goulden is terminated by Dell Technologies in the absence of serious misconduct, or if the executive terminates his employment for good reason, the next installment of the sign-on cash award such officer received in connection with the commencement of his employment with Dell Technologies will vest upon such termination. If any of Messrs. Burton, Elias or Goulden is terminated by Dell Technologies by reason of his death or permanent disability, the sign-on cash award he received in connection with the commencement of his employment with Dell Technologies will fully vest upon such termination. In addition, if any of Messrs. Burton, Elias or Goulden is terminated, other than as a result of a termination by the executive without good reason (unless due to retirement), the cash awards granted in connection with EMC equity awards that were not vested before the closing of the EMC merger will vest upon such termination.

Except as indicated below, if a Named Executive Officer is terminated without cause, or resigns for good reason, during the period beginning three months before and ending 18 months after a change in control of Dell Technologies (as defined below), which we refer to as the “change-in-control period,” the outstanding, unvested portion of such Named Executive Officer’s time-based vesting MEP awards will vest upon such Named Executive Officer’s termination of employment or, if later, upon the occurrence of the change in control. If a Named Executive Officer is terminated without cause or resigns for good reason during the change-in-control period or such Named Executive Officer dies or becomes disabled at any time, the outstanding, unvested portion of the Named Executive Officer’s performance-based vesting MEP award will not be forfeited, but will remain outstanding (subject to expiration in accordance with its terms) and eligible to vest based on Dell Technologies’ achievement of return on equity, as described above. If a termination without cause or a resignation for good reason occurs during the three-month period before a change in control, such performance-based vesting MEP award will remain outstanding for the three-month period to determine whether the change in control occurs. If no change in control occurs on or before the expiration of that period, the performance-based vesting MEP award will be forfeited. Dell Technologies believes that providing for “double trigger” acceleration will help to prevent the loss of key personnel in the event of a change in control and is consistent with the practices of many companies with which it competes for executive talent. The foregoing “double trigger” protections do not apply with respect to Mr. Dell’s stock option granted pursuant to his employment agreement described above. These protections also do not apply with respect to certain outstanding MEP stock options granted to Mr. Sweet before he became an executive officer.

The time-based stock options granted to Messrs. Burton, Elias and Goulden in Fiscal 2017 fully vest upon any termination of employment other than a termination due to resignation without good reason (unless due to retirement) or a termination for cause.

Dell Technologies believes that the severance benefits it provides to the foregoing Named Executive Officers are appropriate in light of the severance protections available to similarly-situated executive officers at companies that compete with Dell Technologies for executive talent. Dell Technologies believes the severance benefits help to attract and retain key executives who may be presented with alternative employment opportunities that might appear to be more attractive absent these protections.

Under the severance agreements, “cause” is generally defined as any of the following events:

•	a violation of confidentiality obligations;

•	acts resulting in being charged with a criminal offense that constitutes a felony or involves moral turpitude or dishonesty;

•	conduct that constitutes gross neglect, insubordination, willful misconduct or breach of Dell Technologies’ code of conduct or the executive’s fiduciary duty; or

•	a determination that the executive violated laws relating to the workplace environment.

Under the severance agreements, “good reason” is generally defined as any of the following events, if in each case not timely cured:

•	a material reduction in base salary;

•	a material adverse change in title or reduction in authority, duties or responsibilities; or

•	a change in the executive’s principal place of work of more than 25 miles.

Under the severance agreements, “change in control” has the meaning set forth in the Dell Technologies Inc. 2013 Stock Incentive Plan, which generally defines the term to include any of the following events:

•	a sale or disposition of all or substantially all of the assets of the DHI Group (as defined in the Dell Technologies Certificate) to any person other than to Mr. Dell, Silver Lake Partners or certain related parties;

•	any person or group (other than Mr. Dell, Silver Lake Partners or certain related parties) becomes the beneficial owner of voting stock representing more than 50% of the total voting power of Dell Technologies’ outstanding voting stock, other than pursuant to a merger or consolidation of Dell Technologies with or into any other entity that does not constitute a “change in control” under the immediately following change-in-control event;

•	any merger or consolidation of Dell Technologies with or into any other entity unless the holders of Dell Technologies’ outstanding voting securities immediately before the closing directly or indirectly beneficially own a majority of the total voting power of the resulting entity; or

•	before an initial public offering of Dell Technologies’ common stock, Mr. Dell, Silver Lake Partners or certain related parties do not have the ability to cause the election of a majority of the members of the Board of Directors and any person or group (other than Mr. Dell, Silver Lake Partners or certain related parties) beneficially owns outstanding voting stock representing a greater percentage of voting power with respect to the general election of members of the Board of Directors than the shares of outstanding voting stock beneficially owned by Mr. Dell, Silver Lake Partners and certain related parties beneficially own.

For more information about potential payments to Mr. Dell under his employment agreement and to our other Named Executive Officers under their severance agreements, see “Compensation of Executive Officers – Potential Payments Upon Termination of Employment or Change in Control.”

Recoupment Policy for Performance-Based Compensation

If Dell Technologies restates its reported financial results, the Board of Directors will review the bonus and other cash or equity awards made to the executive officers, including the Named Executive Officers, based on financial results during the period subject to the restatement, and, to the extent practicable under applicable law, Dell Technologies will seek to recover or cancel any of these awards that were awarded as a result of achieving performance targets that would not have been met under the restated financial results.

Other Factors Affecting Compensation

Generally, Section 162(m) of the Internal Revenue Code prevents a company from receiving a federal income tax deduction for compensation paid to the chief executive officer and the next three most highly compensated officers (other than the chief financial officer) in excess of $1 million for any year, unless that compensation is performance-based. Dell Technologies was not subject to Section 162(m) during Fiscal 2017 and accordingly Dell Technologies’ compensation programs for executive officers were not designed with the goal of qualifying as “performance-based” compensation under Section 162(m). At such time as Dell Technologies becomes subject to Section 162(m), the Executive Committee intends to preserve deductibility to the extent practicable, but may choose to provide compensation that is not deductible if necessary or appropriate to attract, retain and reward high-performing executives.

COMPENSATION OF EXECUTIVE OFFICERS

Fiscal 2017 Summary Compensation Table

The following table summarizes the total compensation paid for the fiscal years indicated by Dell Technologies to the following persons, each of whom was serving as an executive officer of Dell Technologies as of February 3, 2017, which was the last day of Fiscal 2017:

•	Michael S. Dell, who served as our principal executive officer;

•	Thomas W. Sweet, who served as our principal financial officer; and

•	Jeremy Burton, Howard D. Elias and David I. Goulden, our three other most highly compensated employees, who began service with us upon the closing of the EMC merger and were serving as our executive officers at the end of Fiscal 2017.

We refer to these executive officers as our Named Executive Officers.

Name and principal position	Year	Salary (1) ($)	Bonus ($)		Stock awards (2) ($)	Option awards (3) ($)	Non-equity incentive plan compensation (4) ($)	All other compensation ($)	Total ($)
Michael S. Dell	2017	950,000	—		—	—	2,375,000	22,276	3,347,275
Chairman and Chief Executive Officer	2016	950,000	1,425,000		—	—	—	17,918	2,392,918
Thomas W. Sweet Chief Financial Officer	2017	686,539	2,170,832	(5)	—	—	1,029,808	42,892	3,930,071
	2016	650,000	2,707,082		—	—	—	35,053	3,392,135
Jeremy Burton Executive Vice President, Marketing & Corporate Development	2017	338,462	379,167	(6)	10,706,191	1,793,251	—	138,676	13,355,746
Howard D. Elias President, Global Services & IT	2017	338,462	379,167	(6)	10,706,191	1,653,424	—	19,139	13,096,381
David I. Goulden President, Infrastructure Solutions	2017	359,615	545,052	(7)	21,412,367	2,490,348	—	58,466	24,865,849

(1)	Salaries for Messrs. Burton, Elias and Goulden represent base salaries paid to these individuals by Dell Technologies for the period that began on September 7, 2016, which was the closing date of the EMC merger, and ended on February 3, 2017, which was the last day of Fiscal 2017.
(2)	Includes both time-based and performance-based grants of shares under the MEP. The assumptions used by us in calculating these amounts are incorporated herein by reference to Note 19 to our consolidated financial statements in our 2017 Form 10-K.
(3)	Amounts represent options granted to Messrs. Burton, Elias and Goulden by Dell Technologies which vest on the same schedule as certain equity awards previously granted to these individuals by EMC. Messrs. Burton, Elias and Goulden elected to receive for such equity awards, the vesting of which would have been accelerated upon the closing of the EMC merger, (a) a fixed cash award and (b) a new grant of unvested options to purchase our Class C common stock, which we refer to as rollover options. The assumptions we used to calculate these amounts are incorporated herein by reference to Note 19 to our consolidated financial statements in our 2017 Form 10-K.
(4)	Amounts represent payments under the IBP for Dell Technologies executive officers other than the three former EMC executive officers.
(5)	Amount represents award of $2,000,000 under the SIB in Fiscal 2017 and award of $170,831 under the long-term cash incentive award granted to Mr. Sweet on November 5, 2013.
(6)	Represents earnings for the second half of calendar year 2016 of $262,500 under the EMC II Corporate Incentive Plan and $116,667 under the EMC MBO plan.
(7)	Represents earnings for the second half of calendar year 2016 of $377,344 under the EMC II Corporate Incentive Plan and $167,708 under the EMC MBO plan.

All Other Compensation Table

The following table summarizes the information included in the All Other Compensation column in the Fiscal 2017 Summary Compensation Table.

Name	Retirement plans matching contribution (1) ($)	Benefit plans ($)	Annual physical ($)	Security ($)	Imputed income (2) ($)	Other ($)		Total ($)
Michael S. Dell	15,077	2,402	4,797	—	—	—		22,276
Thomas W. Sweet	14,788	3,168	3,784	5,086	4,516	11,550	(3)	42,892
Jeremy Burton	4,500	—	—	99	0	134,077	(4)	138,676
Howard D. Elias	4,500	—	—	99	8,121	6,419	(5)	19,139
David I. Goulden	4,500	—	—	99	10,095	43,772	(6)	58,466

(1)	Messrs. Dell and Sweet participate in the Dell Inc. 401(k) Plan. Messrs. Burton, Elias and Goulden participate in the 401(k) plan sponsored by EMC Corporation. For more information about these retirement plans and Dell Technologies’ matching contributions, see “– Other Benefit Plans – 401(k) Retirement Plans.”
(2)	Represents the value of spousal travel for Dell Technologies-sponsored events. For additional information, see “Compensation Discussion and Analysis – Individual Compensation Components – Other Compensation Components – Benefits and Perquisites.”
(3)	Represents contribution by Dell Technologies to match the executive officer’s contribution.
(4)	Represents relocation expenses of $60,000 and tax gross-ups on relocation expenses of $74,077.
(5)	Represents tax and financial planning expenses of $6,049 and fitness reimbursement of $370.
(6)	Represents personal air travel costs of $37,723 and tax and financial planning expenses of $6,049.

Grants of Plan-Based Awards in Fiscal 2017

The following table sets forth certain information about plan-based awards that Dell Technologies made to or modified for the Named Executive Officers during Fiscal 2017. For more information about the plans under which these awards were granted, see “Compensation Discussion and Analysis – Individual Compensation Components – Cash Bonus Plans,” “– EMC Corporate Incentive Plans,” “– Special Incentive Bonus Plan” and “– Equity Incentives.”

Name	Type of award (1)	Grant date	Estimated future payouts under non-equity incentive plan awards				Estimated future payouts under equity incentive plan awards				All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards (2) ($)
			Threshold ($)	Target ($)	Maximum ($)		Threshold (#)		Target (#)	Maximum (#)
Michael S. Dell	IBP	—	—	1,900,000	—		—		—	—	—	—	—	—
Thomas W. Sweet	IBP	—	—	686,539	—		—		—	—	—	—	—	—
Jeremy Burton	CIP	—	175,000	350,000	700,000	(3)	—		—	—	—	—	—	—
	MBO	—	—	116,667	116,667	(4)	—		—	—	—	—	—	—
	Rollover Option	9/14/2016	—	—	—		—		—	—	—	176,905	27.50	1,793,251
	DPA	9/14/2016	—	—	—		81,818	(5)	327,273	327,273	—	—	—	4,706,186
	DTA	9/14/2016	—	—	—		—		—	—	218,182	—	—	6,000,005
Howard D. Elias	CIP	—	175,000	350,000	700,000	(3)	—		—	—	—	—	—	—
	MBO	—	—	116,667	116,667	(4)	—		—	—	—	—	—	—
	Rollover Option	9/14/2016	—	—	—		—		—	—	—	163,111	27.50	1,653,424
	DPA	9/14/2016	—	—	—		81,818	(5)	327,273	327,273	—	—	—	4,706,186
	DTA	9/14/2016	—	—	—		—		—	—	218,182	—	—	6,000,005
David I. Goulden	CIP	—	251,563	503,125	1,006,250	(3)	—		—	—	—	—	—	—
	MBO	—	—	167,708	167,708	(4)	—		—	—	—	—	—	—
	Rollover Option	9/14/2016	—	—	—		—		—	—	—	245,674	27.50	2,490,348
	DPA	9/14/2016	—	—	—		163,636	(5)	654,545	654,545	—	—	—	9,412,357
	DTA	9/14/2016	—	—	—		—		—	—	436,364	—	—	12,000,010

(1)	Of the awards shown in the table:

•	“CIP” refers to the EMC II Corporate Incentive Plan. The award under this plan for the second half of calendar 2016 was funded at 75%.

•	“DPA” refers to a performance-based award of options to purchase shares of Class C common stock under the MEP. Each such option award vests and becomes exercisable based upon the level of return achieved on the initial Dell Technologies equity investment measured on specified measurement dates or upon the occurrence of specified events related to Dell Technologies. For more information on performance-based awards, see “Compensation Discussion and Analysis – Individual Compensation Components – Equity Incentives – Stock Options.”

•	“DTA” refers to a time-based award of options to purchase shares of Class C common stock under the MEP that vests on specified anniversaries of the grant date.

•	“IBP” refers to the Dell Inc. Incentive Bonus Plan. Awards under this plan were funded at 125% based on the corporate modifier. An individual modifier was applied for Mr. Sweet.

•	“MBO” refers to the 2016 EMC Executive Management by Objectives Plan. The award under this plan for the second half of calendar 2016 was funded at 100%.

•	“Rollover Option” refers to options granted to Messrs. Burton, Elias and Goulden by Dell Technologies in connection with a voluntary election by each individual to roll over an equity award that was previously granted by EMC, the vesting of which would have been accelerated upon the closing of the EMC merger, to (a) a fixed cash award and (b) a new grant of unvested options to purchase our Class C common stock.
(2)	Represents the grant date fair value of each of these awards calculated in accordance with FASB ASC Topic 718. Amount assumes the target number of shares is issued. The target number of shares and the maximum number of shares issuable under the award are the same.
(3)	The amounts shown in the threshold, target and maximum columns reflect the minimum, target and maximum amounts, respectively, payable under the CIP. The threshold payment is 50% of the target payment and the maximum payment is 200% of the target payment. The targets include the targets for which each executive was eligible in the second half of calendar year 2016 and the month of January 2017 (the period from July 2016 to January 2017) to align this incentive for the EMC executives based on the Dell Technologies fiscal year.
(4)	The amounts shown in the target and maximum columns reflect the amounts payable if all the performance goals under the MBO for the year are achieved. The targets include the targets for which each executive was eligible in the second half of calendar year 2016 and the month of January 2017 (the period from July 2016 to January 2017) to align this incentive for the EMC executives based on the Dell Technologies fiscal year.
(5)	The threshold number of performance stock units is 25% of the target number of performance stock units.

Outstanding Equity Awards at End of Fiscal 2017

The following table sets forth certain information about outstanding option awards held as of the end of Fiscal 2017 by the Named Executive Officers.

Name	Option Awards							Stock Awards
	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)		Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Michael S. Dell	6,545,454	(1)	4,363,637	(1)	13.75	(2)	11/25/2023	—		—	—		—
Thomas W. Sweet	96,000	(3)	96,000	(3)	13.75	(2)	11/25/2023	—		—	—		—
	328,362	(3)	510,547	(3)	13.75	(2)	2/6/2024
	—		290,909	(4)	13.75	(2)	11/25/2023
	—		800,000	(4)	13.75	(2)	2/6/2024
Jeremy Burton	—		27,918	(5)	27.50	(6)	9/14/2019	218,182	(9)	6,292,369	327,273	(10)	9,438,553
	94,222	(7)	—		27.50	(6)	9/14/2019
	31,407	(7)	—		27.50	(6)	9/14/2019
	23,358	(7)	—		27.50	(6)	9/14/2019
Howard D. Elias	—		37,482	(8)	27.50	(6)	9/14/2019	218,182	(9)	6,292,369	327,273	(10)	9,438,553
	94,222	(7)	—		27.50	(6)	9/14/2019
	31,407	(7)	—		27.50	(6)	9/14/2019
David I. Goulden	—		44,668	(5)	27.50	(6)	9/14/2019	436,364	(9)	12,584,738	654,545	(10)	18,877,078
	150,755	(7)	—		27.50	(6)	9/14/2019
	50,251	(7)	—		27.50	(6)	9/14/2019

(1)	Option award exercisable for Class A common stock that vests and becomes exercisable with respect to 20% of the shares subject to the option on each of the first, second, third, fourth and fifth anniversaries of the grant date.
(2)	In approving this option award, the Board of Directors determined that the fair market value as of the grant date of each share of Class C common stock (formerly Series C common stock) or (for Mr. Dell) Class A common stock (formerly Series A common stock) underlying the option award was equal to the merger consideration of $13.75 per share of Dell Inc. common stock paid to Dell Inc. public stockholders in the going-private transaction.
(3)	Option award exercisable for Class C common stock that vests and becomes exercisable with respect to 20% of the shares subject to the option on each of the first, second, third, fourth and fifth anniversaries of the grant date.
(4)	Option award exercisable for Class C common stock that vests and becomes exercisable based upon the level of return achieved on the initial equity investment in Dell Technologies measured on specified measurement dates or upon the occurrence of specified events related to Dell Technologies.
(5)	This option award was a voluntary rollover option award in connection with which Messrs. Burton and Goulden elected to receive for a specified portion of their EMC restricted stock units, which would have been accelerated in the EMC merger, (a) a fixed cash award and (b) a new grant of unvested options to purchase our Class C common stock. This option award vested and became exercisable with respect to 100% of the shares subject to the option on February 5, 2017.
(6)	In approving this option award, the Board of Directors determined that the fair market value as of the grant date of each share of Class C common stock underlying the option award was equal to $27.50 per share following the EMC merger.
(7)	This option award was a voluntary rollover option award in which Messrs. Burton, Elias and Goulden elected to receive for a specified portion of their EMC restricted stock units, which would have been accelerated in the EMC merger, (a) a fixed cash award and (b) a new grant of unvested options to purchase our Class C common stock. This option award vested and became exercisable with respect to 100% of the shares subject to the option on February 1, 2017.
(8)	This option award was a voluntary rollover option award in which Mr. Elias elected to receive for a specified portion of his EMC restricted stock units, which would have been accelerated in the EMC merger, (a) a fixed cash award and (b) a new grant of unvested options to purchase our Class C common stock. This option award vests and becomes exercisable with respect to 100% of the shares subject to the option on July 29, 2017.
(9)	Restricted stock award for our Class C common stock that vests in three equal annual installments on the first, second and third anniversaries of the grant date.
(10)	Restricted stock award for our Class C common stock that vests based upon the level of return achieved on the initial equity investment in Dell Technologies measured on specified measurement dates or upon the occurrence of specified events related to Dell Technologies.

Stock Incentive Plan

Dell Technologies Inc. 2013 Stock Incentive Plan

The purpose of the Dell Technologies Inc. 2013 Stock Incentive Plan, referred to as the 2013 Plan, is to aid Dell Technologies in recruiting and retaining employees, directors and other service providers of outstanding ability and to motivate these persons to exert their best efforts on behalf of the Company by providing incentives through granting stock-based awards with respect to shares of Class C common stock or Class V common stock, which we refer to as shares. Cash incentive awards also may be granted under the 2013 Plan.

A total of 75,000,000 shares of Class C common stock and a total of 500,000 shares of Class V common stock may be issued under the 2013 Plan, each subject to adjustment based on a change in the Company’s capitalization and other significant corporate events.

Employees, consultants, non-employee directors, and other service providers of the Company and its affiliates selected by the Executive Committee are eligible to receive stock awards under the 2013 Plan, subject to certain limits provided by law with respect to the granting of tax-advantaged incentive stock options. The Executive Committee has the full authority to determine who will be granted awards under the 2013 Plan.

The 2013 Plan provides for the grant of any of the following types of stock awards (or any combination thereof): options to purchase shares (incentive or nonqualified); stock appreciation rights to acquire shares; or other stock-based awards providing for the delivery of shares. Other stock-based awards which the Company may grant include restricted stock, restricted stock units, deferred stock units and dividend equivalent rights.

Shares of Class C common stock acquired pursuant to awards granted under the 2013 Plan are subject to certain transfer and repurchase rights set forth in the 2013 Plan, and for the Named Executive Officers and certain other senior members of Dell Technologies, certain liquidity and put restrictions, as set forth in a management stockholders agreement with Dell Technologies. For more information about the management stockholders agreement, see “Additional Information – Certain Relationships and Related Transactions – Certain Agreements Relating to Our Capital Stock – Management Stockholders Agreement.”

If Dell Technologies undergoes a change in control, as defined in the 2013 Plan, the Executive Committee may, at its discretion, accelerate the vesting or cause any restrictions to lapse with respect to outstanding awards, or may cancel such awards for fair value, or may provide for the issuance of substitute awards.

Subject to certain limitations specified in the 2013 Plan, the Board of Directors may amend or terminate the 2013 Plan. The 2013 Plan will terminate no later than ten years following its effective date, or October 29, 2023, but any awards outstanding under the 2013 Plan as of the termination date will remain outstanding in accordance with their terms.

Other Benefit Plans

401(k) Retirement Plans

During Fiscal 2017, our Named Executive Officers participated in one of two 401(k) retirement savings plans.

Eligible employees of EMC Corporation and certain of its subsidiaries, including Messrs. Burton, Elias and Goulden, may participate in the 401(k) plan sponsored by EMC Corporation. This plan provides for a matching contribution of up to 6% of the participant’s eligible compensation, with a maximum matching contribution of $6,000 per year. The matching contribution vests pro rata over the participant’s first three years of service. Messrs. Dell and Sweet are eligible to participate in the Dell Inc. 401(k) Plan, pursuant to which Dell Technologies matches 100% of each participant’s voluntary contributions up to 5% of the participant’s eligible compensation, and a participant vests immediately in the matching contributions.

Participants in each plan may invest their contributions and the matching contributions in a variety of investment choices.

Deferred Compensation Plans

Dell Technologies also maintains nonqualified deferred compensation plans pursuant to which designated managerial or highly compensated employees, including the Named Executive Officers, may elect to defer the receipt of a portion of the base salaries and/or cash bonuses they would otherwise have received when earned.

Messrs. Burton, Elias and Goulden were eligible to participate in the nonqualified deferred compensation plan maintained by EMC Corporation following the closing of the EMC merger. Messrs. Dell and Sweet were eligible to participate in a deferred compensation plan established by Dell Technologies effective January 1, 2018. Neither EMC nor Dell Technologies makes any matching or other contributions under either of these plans. The plans are intended to give participants the ability to defer receipt of certain income to a later date, which may be an attractive tax planning feature and the availability of which assists in the attraction and retention of executive talent. Participants’ account balances reflect gains and losses in the plan’s investment funds.

The following table shows the executive contributions, earnings and account balances in the deferred compensation plans for the Named Executive Officers for Fiscal 2017. For Messrs. Burton, Elias and Goulden, the amounts reflect activity after our acquisition of EMC.

Name	Executive contributions in last FY ($)	Registrant contributions in last FY ($)	Aggregate earnings in last FY ($)	Aggregate withdrawals/ distributions ($)		Aggregate balance at last FYE ($)
Michael S. Dell	—	—	—	—		—
Thomas W. Sweet	—	—	—	—		—
Jeremy Burton	—	—	—	—		—
Howard D. Elias	—	—	—	—		—
David I. Goulden	—	—	68,275	4,504,771	(1)	1,731,547

(1)	Distribution was related to funds in which Mr. Goulden elected to receive a distribution upon the change in control of EMC resulting from the EMC merger. Mr. Goulden’s election was made for funds contributed and earned in calendar years 2005 through 2015. The distribution election was made in December of the year preceding the payment date. The distribution value in the table reflects the pre-tax amount. The net value was $2,453,369.

Potential Payments Upon Termination of Employment or Change in Control

The following table sets forth the amount of compensation that would become payable to each Named Executive Officer under existing plans and arrangements if one of the events described in the table had occurred on February 3, 2017, given the Named Executive Officer’s compensation as of such date and, if applicable, based on the amount of outstanding stock-based awards held by the Named Executive Officer as of such date and the fair market value of the Class C common stock or (for Mr. Dell) the Class A common stock, as determined by the Board of Directors on that date. These benefits are in addition to benefits available before the occurrence of any termination of employment or change in control of Dell Technologies, including then-exercisable stock options, and benefits available generally to salaried employees, such as distributions under the 401(k) plans. In addition, in connection with any actual termination of employment or change-in-control transaction, the Company may determine to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or altering the terms of benefits described below, as the Board of Directors determines appropriate.

The actual amounts that would be paid upon a Named Executive Officer’s termination of employment or in connection with a change in control can be determined only at the time of any such event. Because of the number of factors that affect the nature and amount of any benefits, any actual amounts paid or distributed may be higher or lower than reported below. Factors that could affect these amounts include the timing during the year of any such event, the Named Executive Officer’s current position and salary, the amount of stock-based awards held by the Named Executive Officer and the fair market value of the Class C common stock or (for Mr. Dell) the Class A common stock, as determined by the Board of Directors.

For information about the events that constitute a “change in control” under Mr. Dell’s employment agreement, see “Compensation Discussion and Analysis – Other Compensation Matters – Employment Agreements; Severance and Change-in-Control Arrangements – Employment Agreement with Michael S. Dell.” For information about the events that constitute a “change in control” or a qualifying termination of employment under the severance agreements with the other Named Executive Officers, see “Compensation Discussion and Analysis – Other Compensation Matters – Employment Agreements; Severance and Change-in-Control Arrangements – Severance and Change-in-Control Arrangements with Other Named Executive Officers.”

Name	Severance payment ($)	Acceleration benefit upon death or disability (1) ($)	Acceleration upon change in control (2) ($)	Acceleration upon change in control and qualifying termination (3) ($)	Acceleration upon qualifying termination (4) ($)
Michael S. Dell	—	—	65,847,273	65,847,273	—
Thomas W. Sweet	2,175,000	7,704,154	—	7,704,154	2,568,031
Jeremy Burton (5)	2,400,000	12,140,797	—	8,807,464	4,612,541
Howard D. Elias (5)	2,400,000	12,431,447	—	9,098,113	4,903,191
David I. Goulden (5)	2,550,000	21,942,198	—	16,608,865	8,219,049

(1)	Represents the in-the-money value of unvested stock options to purchase Class C common stock that are subject to vesting acceleration in the event of death or permanent disability, assuming a share value of $28.84, based upon the good faith determination by the Board of Directors of the fair market value of a share of Class C common stock most immediately preceding the payment event.
(2)	Represents the in-the-money value of Mr. Dell’s unvested stock option to purchase Class A common stock that is subject to vesting acceleration in the event of a change in control, assuming a share value of $28.84, based upon the good faith determination by the Board of Directors of the fair market value of a share of Class A common stock most immediately preceding the payment event. For more information, see “Compensation Discussion and Analysis – Other Compensation Matters – Employment Agreements; Severance and Change-in-Control Arrangements – Employment Agreement with Michael S. Dell.”
(3)	Represents the in-the-money value of unvested stock options or the value of restricted shares of Class C common stock held by the applicable Named Executive Officer that are subject to vesting acceleration in the event of a qualifying termination during a change-in-control period, assuming a share value of $28.84, based upon the good faith determination by the Board of Directors of the fair market value of a share of Class C common stock most immediately preceding the payment event. For more information, see “Compensation Discussion and Analysis – Other Compensation Matters – Employment Agreements; Severance and Change-in-Control Arrangements – Severance and Change-in-Control Arrangements with Other Named Executive Officers.”
(4)	Represents the in-the-money value of unvested stock options and the value of restricted shares of Class C common stock that are subject to vesting acceleration in the event of a qualifying termination outside of a change-in-control period, assuming a share value of $28.84, based upon the good faith determination by the Board of Directors of the fair market value of a share of Class C common stock most immediately preceding the payment event. In the event of a qualifying termination outside of a change-in-control period, a portion of the executive’s unvested MEP performance-based awards would remain outstanding and eligible to vest in accordance with their terms.
(5)

If any of Messrs. Burton, Elias or Goulden is terminated by Dell Technologies in the absence of serious misconduct, due to death or disability, or such executive terminates his employment for good reason, the sign-on cash award he received in connection with the commencement of his employment with Dell Technologies will fully vest upon such termination. In addition, if any of Messrs. Burton, Elias or Goulden is terminated, other than as a result of a termination by the executive without good reason (unless due to retirement), the vesting of cash awards granted in connection with EMC equity awards that were not vested before the closing of our acquisition of EMC will be accelerated and will vest upon such termination.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information about our equity compensation plans as of the end of Fiscal 2017.

Plan Category		Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights (2)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column) (3)
Equity compensation plans approved by security holders	Class A: Class C: Class V:	— 44,573,029 122,922	$	— 15.02 48.35	— 26,068,600 377,078

Equity compensation plans not approved by security holders	Class A: Class C:	10,966,619 259,228		$13.75 17.64	— —	(4) (5)

Total:	Class A: Class C: Class V:	10,966,619 44,832,257 122,922		$13.75 15.04 48.35	— 26,068,600 377,078

(1)	The number of securities to be issued upon exercise of outstanding options, warrants and rights set forth in this column represents, as of the end of Fiscal 2017, (a) with respect to equity compensation plans approved by security holders, the aggregate number of shares of Class C common stock and Class V common stock, as applicable, that were issuable upon the exercise or settlement of outstanding time-based and performance-based options and time-based and performance-based restricted stock units, or RSUs, granted under the 2013 Plan and the Dell Technologies Inc. 2012 Long-Term Incentive Plan and (b) with respect to equity compensation plans not approved by security holders, the number of shares of Class A common stock and Class C common stock that were issuable upon the exercise of outstanding time-based options and performance-based RSUs granted under the Dell Inc. Amended and Restated 2002 Long-Term Incentive Plan and the Stock Option Agreement, dated as of November 25, 2013, between Michael S. Dell and the Company, respectively. The number of securities to be issued under equity compensation plans approved by security holders reported in this column consists of the aggregate number of securities that may be issued in connection with 17,771,415 time-based options to purchase Class C common stock, 19,056,591 performance-based options to purchase Class C common stock, 119,433 time-based options to purchase Class V common stock, 3,101,689 time-based RSUs that may be settled in Class C common stock, 4,643,334 performance-based RSUs that may be settled in Class C common stock and 3,489 time-based RSUs that may be settled in Class V common stock. The number of securities to be issued under equity compensation plans not approved by security holders reported in this column consists of the aggregate number of securities that may be issued in connection with 10,909,091 time-based options to purchase Class A common stock, 259,228 time-based options to purchase Class C common stock and 57,528 performance-based RSUs that may be settled in Class A common stock.
(2)	Weighted-average exercise prices do not reflect shares issuable in connection with the settlement of RSUs, as RSUs have no exercise price.
(3)

The number of securities remaining available for future issuance reported in this column with respect to equity compensation plans approved by security holders represents the aggregate number of shares of Class C common stock and Class V common stock that were available for issuance in connection with grants of options, time-based and performance-based restricted stock, service-based and performance-based RSUs and deferred stock units under the 2013 Plan. The maximum number of shares of Class C common stock and Class V common stock issuable under the 2013 Plan (subject to adjustment for stock dividends and splits and other specified events) is 75,000,000 and 500,000, respectively, which may be issued in the form of any such award. No further grants of stock or stock-based awards will be made under the Dell

Technologies Inc. 2012 Long-Term Incentive Plan and no shares remained available for future awards under that plan as of the end of Fiscal 2017. No shares of Class A common stock remained available for future awards under any of the Company’s equity compensation plans as of the end of Fiscal 2017.
(4)	No further grants will be made under the Stock Option Agreement, dated as of November 25, 2013, between Michael S. Dell and the Company and no shares remained available for future awards under that agreement as of the end of Fiscal 2017.
(5)	No further grants will be made under the Dell Inc. Amended and Restated 2002 Long-Term Incentive Plan and no shares remained available for future awards under that plan as of the end of Fiscal 2017.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents as of April 27, 2017, except as otherwise indicated below, certain information based on our records and filings with the SEC regarding the beneficial ownership of our common stock by:

•	each director and director nominee;

•	each executive officer named in the Fiscal 2017 Summary Compensation Table under “Compensation of Executive Officers”;

•	all of our directors and executive officers as a group; and

•	each person known by us to own beneficially more than 5% of the outstanding shares of any class of our common stock.

The Dell Technologies Certificate currently authorizes us to issue shares of the following classes of common stock:

•	600,00,000 shares of Class A common stock, of which 409,684,386 shares were issued and outstanding as of April 27, 2017;

•	200,000,000 shares of Class B common stock, of which 136,986,858 shares were issued and outstanding as of April 27, 2017;

•	900,000,000 shares of Class C common stock, of which 22,231,439 shares were issued and outstanding as of April 27, 2017;

•	100,000,000 shares of Class D common stock, of which no shares were issued and outstanding as of April 27, 2017; and

•	343,025,308 shares of Class V common stock, of which 204,523,201 shares were issued and outstanding as of April 27, 2017.

The Class V common stock is registered under the Exchange Act and listed on the NYSE. No other class of our common stock is registered under the Exchange Act or listed on any securities exchange.

The calculation of beneficial ownership is made in accordance with SEC rules. According to such rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. Under these rules, beneficial ownership as of any date includes any shares as to which a person has the right to acquire voting or investment power as of such date or within 60 days thereafter through the exercise of any stock option or other right or the vesting of any RSU, without regard to whether such right expires before the end of such 60-day period or continues thereafter. Under the Dell Technologies Certificate, at any time and from time to time, any holder of Class A common stock or Class B common stock has the right to convert all or any of the shares of Class A common stock or Class B common stock, as applicable, held by such holder into shares of Class C common stock on a one-to-one basis. The numbers of shares beneficially owned and applicable percentage ownership amounts set forth in the following table under the heading “Class C Common Stock” do not reflect conversion of any shares of Class A common stock or Class B common stock into shares of Class C common stock. If two or more persons share voting power or investment power with respect to specific securities, all of such persons may be deemed to be beneficial owners of such securities.

The percentage of beneficial ownership as to any person as of April 27, 2017 (except as otherwise indicated below) is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power as of or within 60 days after such date, by the sum of the number of shares outstanding as of April 27, 2017 plus the number of shares as to which such person has the right to acquire voting or investment power as of or within 60 days after such date. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, Dell Technologies believes that the beneficial owners of the common stock listed below, based on information furnished by such beneficial owners, have sole voting and investment power with respect to the shares shown.

Name of Beneficial Owner	Class A Common Stock		Class B Common Stock		Class C Common Stock		Class V Common Stock		Percentage Ownership of All Outstanding Dell Technologies Common Stock
	Number	Percent (1)	Number	Percent (1)	Number	Percent (1)	Number	Percent (1)
Executive Officers and Directors:
Michael S. Dell (2)	346,470,444	83%	—	—	326,734	1%	—	—	44%
Thomas W. Sweet (3)	14,653	*	—	—	654,543	3%	—	—	*
Jeremy Burton (4)	—	—	—	—	722,360	3%	—	—	*
David W. Dorman	—	—	—	—	—	—	—	—	—
Egon Durban	—	—	—	—	—	—	—	—	—
Howard D. Elias (5)	—	—	—	—	671,084	3%	65,769	*	*
David I. Goulden (6)	—	—	—	—	1,409,310	6%	64,955	*	*
William D. Green	—	—	—	—	—	—	3,013	*	*
Ellen J. Kullman	—	—	—	—	—	—	—	—	—
Simon Patterson	—	—	—	—	—	—	—	—	—
All directors and executive officers as a group (16 persons) (7)	346,511,216	83%	—	—	6,940,812	27%	133,737	*	45%
Other Stockholders:
SLD Trust (8)	32,890,896	8%	—	—	—	—	—	—	4%
MSD Partners Stockholders (9)	33,449,504	8%	—	—	—	—	—	—	4%
SLP Stockholders (10)	—	—	136,986,858	100%	—	—	—	—	18%
Temasek Entities (11)(12)	—	—	—	—	18,181,818	82%	1,569,662	1%	3%
Dodge & Cox (13)	—	—	—	—	—	—	13,098,825	6%	2%
The Vanguard Group (14)	—	—	—	—	—	—	17,246,581	8%	2%

*	Less than 1%.
(1)	Represents the percentage of Class A common stock, Class B common stock, Class C common stock or Class V common stock beneficially owned by each stockholder included in the table based on the number of shares of each such class outstanding as of April 27, 2017, as described in the introduction to this table.
(2)	The shares of Class A common stock shown as beneficially owned by Mr. Dell include 6,545,454 shares of Class A common stock that Mr. Dell either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of options vesting as of or within 60 days of April 27, 2017. Such shares do not include 32,890,896 shares of Class A common stock owned by the Susan Lieberman Dell Separate Property Trust, or SLD Trust. Mr. Dell may be deemed to beneficially own the shares held by the SLD Trust.
(3)	The shares of Class C common stock shown as beneficially owned by Mr. Sweet include 554,543 shares of Class C common stock that Mr. Sweet either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of options vesting as of or within 60 days of April 27, 2017.
(4)	The shares of Class C common stock shown as beneficially owned by Mr. Burton include 176,905 shares of Class C common stock that Mr. Burton either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of options vesting within as of or within 60 days of April 27, 2017.
(5)	The shares of Class C common stock shown as beneficially owned by Mr. Elias include 125,629 shares of Class C common stock that Mr. Elias either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of options vesting as of or within 60 days of April 27, 2017.
(6)	The shares of Class C common stock shown as beneficially owned by Mr. Goulden include 245,674 shares of Class C common stock that Mr. Goulden either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of options vesting as of or within 60 days of April 27, 2017.

(7)	The shares shown as beneficially owned by all directors and executive officers as a group include 6,545,454 shares of Class A common stock and 3,925,813 shares of Class C common stock that members of the group either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of options vesting as of or within 60 days of April 27, 2017.
(8)	The address of the SLD Trust is c/o Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682.
(9)	The MSD Partners Stockholders consist of certain investment funds affiliated with MSD Partners, L.P., an investment firm formed by principals of MSD Capital, L.P., the investment firm that manages the capital of Mr. Dell and his family. The shares of Class A common stock shown as beneficially owned by the MSD Partners Stockholders consist of 31,856,436 shares of Class A common stock owned of record by MSDC Denali Investors, L.P. and 1,593,068 shares of Class A common stock owned of record by MSDC Denali EIV, LLC. The address of each of the MSD Partners Stockholders is 645 Fifth Avenue, 21st Floor, New York, New York 10022.
(10)	The shares of Class B common stock shown as beneficially owned by the SLP Stockholders consist of 59,317,156 shares of Class B common stock owned of record by Silver Lake Partners III, L.P., 1,693,974 shares of Class B common stock owned of record by Silver Lake Technology Investors III, L.P., 40,084,313 shares of Class B common stock owned of record by Silver Lake Partners IV, L.P., 589,774 shares of Class B common stock owned of record by Silver Lake Technology Investors IV, L.P. and 35,301,641 shares of Class B common stock owned of record by SLP Denali Co-Invest, L.P. The general partner of each of Silver Lake Partners III, L.P. and Silver Lake Technology Investors III, L.P. is Silver Lake Technology Associates III, L.P., and the general partner of Silver Lake Technology Associates III, L.P. is SLTA III (GP), L.LC., referred to as SLTA III. The general partner of SLP Denali Co-Invest, L.P. is SLP Denali Co-Invest GP, L.L.C., and the managing member of SLP Denali Co-Invest GP, L.L.C. is Silver Lake Technology Associates III, L.P. The general partner of each of Silver Lake Partners IV, L.P. and Silver Lake Technology Investors IV, L.P. is Silver Lake Technology Associates IV, L.P., and the general partner of Silver Lake Technology Associates IV, L.P. is SLTA IV (GP), L.L.C., referred to as SLTA IV. The managing member of SLTA III and SLTA IV is Silver Lake Group, L.L.C. As such, Silver Lake Group, L.L.C. may be deemed to have beneficial ownership of the securities held by the SLP Stockholders. The managing members of Silver Lake Group, L.L.C. are Michael Bingle, James Davidson, Egon Durban, Kenneth Hao and Gregory Mondre. The address for each of the SLP Stockholders and entities named above is 2775 Sand Hill Road, Suite 100, Menlo Park, California 94025.
(11)	All 18,181,818 shares of Class C common stock are owned of record by Venezio Investments Pte. Ltd., an affiliate of Temasek Holdings (Private) Limited. The address of Venezio Investments Pte. Ltd. is 60B Orchard Road, #06-18 Tower 2, Singapore.
(12)	All 1,569,662 shares of Class V common stock are owned of record by Northbrooks Investments (Mauritius) Pte. Ltd., an affiliate of Temasek Holdings (Private) Limited. The address of Northbrooks Investments (Mauritius) Pte. Ltd. is 60B Orchard Road, #06-18 Tower 2, Singapore.
(13)	The information concerning Dodge & Cox is based on a Schedule 13G/A filed with the SEC on March 20, 2017. Dodge & Cox reports that, as of December 31, 2016, it had sole voting power over 12,406,496 shares of Class V common stock and sole dispositive power over 13,098,825 shares of Class V common stock. The address of Dodge & Cox is 555 California Street, 40th Floor, San Francisco, California 94104.
(14)	The information concerning The Vanguard Group is based on a Schedule 13G filed with the SEC on February 9, 2017. The Vanguard Group reports that, as of December 31, 2016, it had sole voting power over 176,375 shares of Class V common stock, shared voting power over 37,988 shares of Class V common stock, sole dispositive power over 17,029,228 shares of Class V common stock and shared dispositive power over 217,353 shares of Class V common stock. The Vanguard Group reports that Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 119,679 shares of Class V common stock as a result of its serving as investment manager of collective trust accounts and that Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 154,370 shares of Class V common stock as a result of its serving as investment manager of Australian investment offerings. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board of Directors in its oversight of the financial reporting process of Dell Technologies Inc. (the “Company”). The Audit Committee’s responsibilities are more fully described in its charter, which is accessible on the Company’s website.

Management has the primary responsibility for the preparation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures. The Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion thereon.

The Audit Committee reports that it has:

•	reviewed and discussed with the Company’s management the audited consolidated financial statements for the fiscal year ended February 3, 2017;

•	discussed with PwC the matters required to be discussed by the Statement on Auditing Standards No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, or the PCAOB;

•	received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence; and

•	based on the review and discussions referred to in the paragraphs above, recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended February 3, 2017, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Ellen J. Kullman, Chair

David W. Dorman

William D. Green

ADDITIONAL INFORMATION

Director Nomination Process

Director Qualifications – The Board of Directors has adopted guidelines for qualifications of director candidates, which are described above under “Proposal 1 – Election of Directors – Director Qualifications and Information.” In addition, all candidates must possess the aptitude or experience to understand fully the legal responsibilities of a director and the governance processes of a public company, as well as the personal qualities to be able to make a substantial active contribution to Board deliberations. Further, each candidate must be willing to commit sufficient time to discharge the duties of Board membership and should have sufficient years available for service to make a significant contribution to Dell Technologies over time.

Selection and Nomination Process – Whenever a vacancy occurs on the Board of Directors with respect to a Group I director, either because of a newly created director position or a serving director’s death, resignation, removal or retirement, the Board will select a person to fill the vacancy. The new director will serve as a Group I director until the annual meeting of stockholders at which the director’s term expires and until the director’s successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification or removal. Vacancies in the Board of Directors with respect to Group II directors or Group III directors under the Dell Technologies Certificate will be filled by vote of the applicable class of stockholders.

The Board of Directors may use any methods it deems appropriate to identify candidates for Board membership, including recommendations from current Board members and recommendations from stockholders. The Board of Directors also may engage outside search firms to identify suitable candidates.

The Board of Directors may engage in any investigation and evaluation processes it deems appropriate, including, in addition to a review of a candidate’s background, characteristics, qualities and qualifications, personal interviews with the candidate.

Stockholder Recommendations to the Board of Directors – Dell Technologies stockholders may recommend individuals to the Board of Directors for consideration as director candidates by submitting candidates’ names and appropriate background and biographical information to the Board of Directors, c/o Board Liaison, Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682. Assuming that the appropriate information is provided in a timely manner, the Board of Directors generally will consider these candidates in substantially the same manner as it considers other Board candidates. Dell Technologies stockholders also may nominate director candidates by following the advance notice provisions of the Dell Technologies Bylaws as described below under “– Stockholder Proposals for Next Year’s Annual Meeting – Proposal for Consideration at Next Year’s Annual Meeting – Bylaw Provisions.”

Stockholder Nominations – Stockholders who wish to nominate an individual for election as a director, rather than recommending a candidate for nomination by the Board of Directors, must follow the procedures described in the Dell Technologies Bylaws. Those procedures are described below under “– Stockholder Proposals for Next Year’s Annual Meeting – Proposal for Consideration at Next Year’s Annual Meeting – Bylaw Provisions.”

Re-Election of Existing Directors – In considering whether to recommend directors who are eligible to stand for re-election, the Board of Directors may consider a variety of factors, including a director’s past contributions to the Board and ability to continue to contribute productively, attendance at Board and committee meetings and compliance with Dell Technologies’ Corporate Governance Principles (including satisfying the expectations for individual directors), as well as whether the director continues to possess the attributes, capabilities and qualifications considered necessary or desirable for Board service, the results of the annual Board self-evaluation, the independence of the director and the nature and extent of the director’s activities on behalf of companies other than Dell Technologies. No candidate will be nominated for election to the Board if the candidate’s service for the new term would begin after his or her 72nd birthday.

Stockholder Proposals for Next Year’s Annual Meeting

Stockholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for the 2018 annual meeting of stockholders in accordance with Rule 14a-8 under the Exchange Act, or Rule 14a-8.

Further, in accordance with the Dell Technologies Bylaws, nominations of persons for election to the Board or other stockholder proposals will be eligible for consideration at the 2018 annual meeting without inclusion in the proxy materials.

Inclusion in Next Year’s Proxy Statement – A stockholder who wishes to present a proposal (other than a nomination of persons for election to the Board) for inclusion in next year’s proxy statement in accordance with Rule 14a-8 must deliver the proposal to Dell Technologies’ principal executive offices no later than the close of business on January 16, 2018. Submissions must be addressed to Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682, Attn: Corporate Secretary. The submission by a stockholder of a proposal for inclusion in the proxy statement is subject to regulation by the SEC under Rule 14a-8.

Proposal for Consideration at Next Year’s Annual Meeting

•	Bylaw Provisions – In accordance with the Dell Technologies Bylaws, a stockholder who desires to present a nomination of persons for election to the Board or other proposal for consideration at next year’s annual meeting, but not for inclusion in next year’s proxy statement, must deliver the proposal no earlier than February 26, 2018 and no later than the close of business on March 28, 2018 unless Dell Technologies publicly announces a different submission deadline in accordance with the Dell Technologies Bylaws.

The submission must contain the information specified in the Dell Technologies Bylaws, including a description of the proposal and a brief statement of the reasons for the proposal, the name and address of the stockholder (as they appear in Dell Technologies’ stock transfer records), the number of Dell Technologies shares beneficially owned by the stockholder, and a description of any material direct or indirect financial or other interest that the stockholder (or any affiliate or associate) may have in the proposal. For information about these requirements, see the Dell Technologies Bylaws, which we have filed with the SEC. Proposals must be addressed to Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682, Attn: Corporate Secretary.

The provisions of the Dell Technologies Bylaws concerning notice of proposals by stockholders are not intended to affect any rights of stockholders to seek inclusion of proposals in our proxy statement pursuant to Rule 14a-8.

•	Voting by Company’s Proxy Holders on Proposals Presented at Meeting – If a stockholder submitting a proposal does not also comply with specified requirements under SEC rules, the Company’s proxy holders may exercise discretionary voting authority under proxies that the Company solicits on behalf of the Board of Directors to vote in accordance with their discretion on any stockholder proposal that is sought to be presented by a stockholder directly at next year’s annual meeting in accordance with the advance notice provisions of the Dell Technologies Bylaws described above.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Dell Technologies’ directors, specified officers and persons who beneficially own more than 10% of a registered class of Dell Technologies’ common stock to file with the SEC initial reports of ownership and reports of changes in ownership of the common stock and other equity securities of Dell Technologies. The reporting persons are required by SEC rules to furnish Dell Technologies with copies of all Section 16(a) reports they file. Except as stated below, based solely on a review of Section 16(a) reports furnished to Dell Technologies for Fiscal 2017, or written representations that no other reports were required, Dell Technologies believes that Dell Technologies’ Section 16(a) reporting persons complied with all applicable filing requirements for Fiscal 2017. One report with respect to the exercise of options to acquire shares of

Class C common stock by Karen H. Quintos, an executive officer, and with respect to the withholding of shares by Dell Technologies in payment of the exercise price and for tax purposes, was filed late.

Certain Relationships and Related Transactions

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee, in accordance with its charter and with a written policy adopted by the Board of Directors as of September 7, 2016, is charged with the responsibility of reviewing and approving or ratifying any related person transactions. Under our policy, a related person transaction is any transaction, arrangement or relationship in which Dell Technologies or any of its subsidiaries is a participant and in which a related person has a direct or indirect material interest within the meaning of Item 404 of the SEC’s Regulation S-K and that would be required to be disclosed by Dell Technologies in its SEC filings pursuant to Item 404. For purposes of the policy, a related person is a director (including a director nominee) or executive officer of Dell Technologies, a person known by us to be the beneficial owner of more than 5% of any class of our voting securities at the time of the occurrence or existence of the transaction, or an immediate family member (as defined in Item 404) of any of the foregoing persons.

In determining whether to approve a related person transaction, the Audit Committee is required to consider, among other factors, the following factors to the extent relevant to the transaction:

•	whether the terms are fair to Dell Technologies or its subsidiary and on the same basis that would apply if the transaction did not involve a related person;

•	whether there are business reasons for Dell Technologies or its subsidiary to enter into the transaction;

•	whether a transaction in which a director has a direct or indirect material interest would impair the independence of a non-employee director under NYSE and SEC standards, the director’s status as an “outside director” under Section 162(m) of the Internal Revenue Code or the director’s status as a “non-employee director” pursuant to Rule 16b-3 under the Exchange Act; and

•	whether the transaction would present an improper conflict of interest for any director or executive officer.

Related persons referred to in the following description of certain transactions include Michael S. Dell, the MD stockholders, the MSD Partners stockholders and the SLP stockholders on the basis of their beneficial ownership of more than 5% of a class of our outstanding common stock. See “Security Ownership of Certain Beneficial Owners and Management” for information about the beneficial ownership of our outstanding common stock as of April 27, 2017 by each of these persons. Mr. Dell also serves as the Chairman and Chief Executive Officer of Dell Technologies.

The agreements and arrangements relating to the transactions described below under “– Certain Agreements Relating to Our Capital Stock” were entered into before or as of September 7, 2016, which was the date on which our Class V common stock was listed on the NYSE, the Audit Committee composed solely of independent directors was constituted, and the written policy summarized above became effective.

Transactions with Michael S. Dell and Other Related Persons

Pursuant to a long-standing Dell Technologies policy, Mr. Dell is required to fly privately when traveling. Mr. Dell owns a private aircraft through a wholly-owned limited liability company. For Mr. Dell’s business flights, Dell Technologies leases the plane from the limited liability company and engages a third-party flight services company to act as its agent, including operating the aircraft and providing flight personnel. Dell Technologies pays the flight services company a fee attributable to Mr. Dell’s business travel on the aircraft and also pays monthly rent to the limited liability company that owns the aircraft. During Fiscal 2017, Dell Technologies paid approximately $2.24 million for Mr. Dell’s business travel through these arrangements. Mr. Dell directly pays all of the costs of operating the aircraft for all personal flights.

Mr. Dell reimburses Dell Technologies for costs related to his or his family’s personal security protection. Reimbursements for this purpose in Fiscal 2017 totaled approximately $1.54 million.

Mr. Dell also holds a non-controlling equity interest in, and appoints a representative to serve on the board of directors of, a landscaping services company. During Fiscal 2017, Dell Technologies’ third-party facilities maintenance vendor subcontracted its landscaping obligations to the landscaping services company. The landscaping services company was paid approximately $580,000 in Fiscal 2017 for landscaping services to Dell Technologies. Future annual payments are expected to be a minimum of $580,000.

Entities affiliated with MSD Capital, L.P., the investment firm that exclusively manages the capital of Mr. Dell and his family, including portfolio companies of the MSD Partners stockholders, purchase services or products from Dell Technologies on standard commercial terms available to comparable unrelated customers. These entities paid Dell Technologies approximately $161,000 for services and products in Fiscal 2017. In addition, Dell Technologies paid these entities approximately $2.55 million (excluding payments disclosed above) for the purchase of products and services in the ordinary course of business in Fiscal 2017.

Entities affiliated with Silver Lake Partners, including portfolio companies of the SLP stockholders or their affiliates, purchase services or products from Dell Technologies on standard commercial terms available to comparable unrelated customers. These entities paid Dell Technologies approximately $1.05 million for services and products in Fiscal 2017. In addition, Dell Technologies paid these entities approximately $20.91 million for the purchase of products and services in the ordinary course of business in Fiscal 2017.

Indemnification

Under the Dell Technologies Certificate and the Dell Technologies Bylaws, Dell Technologies’ directors and executive officers, including the named executive officers, are entitled to indemnification and advancement of expenses from Dell Technologies to the fullest extent permitted by Delaware corporate law. Dell Technologies has entered into indemnification agreements with each of the named executive officers which establish processes for indemnification claims. We also have entered into indemnification agreements with each of our directors. For information regarding our indemnification agreements with our directors, see “Proposal 1 – Election of Directors – Director Compensation.”

Certain Agreements Relating to Our Capital Stock

Sponsor Stockholders Agreement

Dell Technologies is a party to an amended and restated stockholders agreement, dated as of September 7, 2016, with the MD stockholders, the MSD Partners stockholders and the SLP stockholders, referred to as the Sponsor Stockholders Agreement. The Sponsor Stockholders Agreement, as described below, contains specific rights, obligations and agreements of these parties as owners of Dell Technologies’ common stock. In addition, the Sponsor Stockholders Agreement contains provisions related to the composition of the Dell Technologies Board of Directors and its committees, which are further discussed under “– Nominees to the Board of Directors.”

MD Stockholder and SLP Stockholder Approvals

The Sponsor Stockholders Agreement provides that, subject to the Dell Technologies Certificate, the Dell Technologies Bylaws and applicable law, Dell Technologies and its subsidiaries (other than VMware) shall not take any of the following actions without the approval of the MD stockholders and the SLP stockholders:

•	amend the organizational documents of Dell Technologies or certain of Dell Technologies’ subsidiaries, subject to limited exceptions;

•	delegate to a committee the powers of the Dell Technologies Board of Directors or the board of directors of certain of Dell Technologies’ subsidiaries, subject to certain exceptions;

•	make acquisitions or investments or enter into joint ventures or create any non-wholly owned subsidiaries for aggregate consideration in excess of $500 million in any calendar year, subject to certain exceptions;

•	enter into a transaction, commercial agreement or capital investment involving consideration or commitments payable by Dell Technologies and its subsidiaries in excess of $500 million;

•	enter into any transaction involving a merger, consolidation or other business combination of Dell Technologies or its subsidiaries, a sale of Dell Technologies’ common stock or other securities representing a majority of the outstanding voting power of all Dell Technologies’ capital stock, or a sale of all or substantially all of the assets of Dell Technologies, other than a change in control of Dell Technologies in which the SLP stockholders receive consideration consisting entirely of cash and marketable securities for their shares of DHI Group common stock having an aggregate value that results in the SLP stockholders receiving a return on their investment in DHI Group common stock of at least both two times the amount invested by the SLP stockholders and a 20% internal rate of return;

•	sell, transfer or license assets or other rights for aggregate consideration in excess of $500 million in any calendar year, subject to certain exceptions;

•	incur, assume or guarantee additional indebtedness in excess of $500 million in the aggregate, subject to certain exceptions;

•	create any new class or series of, or sell or issue, any equity securities, debt securities exercisable or exchangeable for or convertible into equity securities, or any option, warrant or other right to acquire any such equity securities or debt securities, subject to certain exceptions, including issuances pursuant to the Dell Technologies management equity plan;

•	effect an initial public offering of DHI Group common stock except for an initial public offering of Class C common stock after October 29, 2013 involving the sale of more than 10% of the outstanding DHI Group common stock to the public after giving effect to such transaction and which results in the Class C common stock being listed on the NYSE or the Nasdaq Stock Market, or Nasdaq, or, effect any listing of equity securities on a national securities exchange or substantially equivalent market other than Class V common stock, subject to certain exceptions;

•	enter into, amend or terminate any transactions with the MD stockholders, the SLP stockholders or any of their respective affiliates, subject to certain exceptions;

•	redeem, acquire or reclassify any of Dell Technologies’ equity securities, subject to certain exceptions;

•	liquidate, dissolve or wind up the operations of Dell Technologies or any of its material subsidiaries;

•	adopt, terminate or amend any new employee equity plan or grant any equity award to any directors or members of the Dell Technologies executive leadership team, subject to certain exceptions;

•	settle or compromise any litigation, governmental investigation or proceeding that would result in a payment by Dell Technologies or its subsidiaries in excess of $500 million, that would impose materially adverse limitations on the operations of Dell Technologies or any of its subsidiaries or in which any MD stockholder or MSD Partners stockholder or any of their family members or affiliates has a material interest;

•	convert shares of VMware Class B common stock into shares of VMware Class A common stock;

•

vote to approve or consent to (1) any matter subject to EMC’s consent rights under the Amended and Restated Certificate of Incorporation of VMware, Inc., or the VMware Certificate, (2) any action under Article VI of the VMware Certificate, (3) any amendment to the VMware Certificate or the Amended and Restated Bylaws of VMware, (4) any sale of all or substantially all of the assets of VMware or

(5) any other action submitted to a vote of the VMware stockholders other than the ratification of the appointment of VMware’s independent auditors and the election of directors;

•	take any action as a stockholder of VMware to remove or appoint (other than to fill vacancies) any directors of VMware; and

•	take any other action by written consent as a stockholder of VMware.

The consent rights of the MD stockholders and the SLP stockholders will terminate on the earliest of (1) the consummation of an initial underwritten public offering of DHI Group common stock on the NYSE or Nasdaq involving the offering and sale of a number of shares of DHI Group common stock in excess of 10% of the outstanding DHI Group common stock after giving effect to such initial public offering, (2) an initial underwritten public offering of DHI Group common stock that is approved by the MD stockholders and the SLP stockholders and (3) such time as the aggregate number of shares of DHI Group common stock beneficially owned by the MD stockholders (with respect to their consent rights) or the SLP stockholders (with respect to their consent rights) is less than 50% of the Reference Number (as defined in Annex A).

The Sponsor Stockholders Agreement also provides that before an initial underwritten public offering of DHI Group common stock, as long as Michael S. Dell, Dell Technologies’ Chairman and Chief Executive Officer, has not died and is not disabled and the MD stockholders own more than 35% of the outstanding DHI Group common stock or, if less, the number of shares of DHI Group common stock beneficially owned by the SLP stockholders, then (1) removal of the Chief Executive Officer of Dell Technologies will require the approval of the holders of a majority of the outstanding shares of the Class A common stock, voting separately as a class, and (2) unless otherwise consented to by the holders of a majority of the outstanding Class A common stock, voting separately as a class, the Chief Executive Officer of Dell Technologies will also serve as chairman of the Board of Directors.

Nominees to the Board of Directors

Before an initial public offering of the DHI Group common stock, the Sponsor Stockholders Agreement provides the MD stockholders and the SLP stockholders the right to nominate for election individuals to serve as members of the Board of Directors. Before a Designation Rights Trigger Event with respect to the Class A common stock or Class B common stock, respectively, the MD stockholders and the SLP stockholders are jointly entitled to nominate for election as directors three directors who, if elected, will be designated the Group I directors. Additionally, before a Designation Rights Trigger Event with respect to the Class A common stock, the MD stockholders are entitled to nominate for election as directors up to three directors who, if elected, will be designated the Group II directors. Further, before a Designation Rights Trigger Event with respect to the Class B common stock, the SLP stockholders are entitled to nominate for election as directors up to three directors who, if elected, will be designated the Group III directors. For information about the rights of Dell Technologies’ stockholders to elect members of our Board of Directors, see “Proposal 1 – Election of Directors – Director Groups.”

Following an initial public offering of the DHI Group common stock, each of the MD stockholders and the SLP stockholders will have the right to nominate a number of individuals for election as directors which is equal to the percentage of the total voting power for the regular election of directors of Dell Technologies beneficially owned by the MD stockholders or by the SLP stockholders, as the case may be, multiplied by the number of directors then on the Board of Directors. Further, so long as the MD stockholders or the SLP stockholders each beneficially own at least 5% of all outstanding shares of Dell Technologies’ stock entitled to vote generally in the election of directors, each of the MD stockholders or the SLP stockholders, as the case may be, will be entitled to nominate at least one individual for election to the Board of Directors.

Transfer Restrictions and Registration Rights

The Sponsor Stockholders Agreement includes the following provisions relating to the transfer of the shares of DHI Group common stock held by the MD stockholders, the MSD Partners stockholders and the SLP stockholders:

•	The MD stockholders are generally prohibited from transferring shares of DHI Group common stock before an initial underwritten public offering of DHI Group common stock except (1) in connection with a change in control of Dell Technologies in which the SLP stockholders receive consideration consisting entirely of cash and marketable securities for their shares of DHI Group common stock having an aggregate value that results in the SLP stockholders receiving a minimum return on their investment in DHI Group common stock of at least both two times the amount invested by the SLP stockholders and a 20% internal rate of return, (2) to their permitted transferees specified in the Sponsor Stockholders Agreement, (3) after October 28, 2018, in any twelve-month period, a number of shares of DHI Group common stock equal to 5% of the number of shares of DHI Group common stock held by the MD stockholders on October 29, 2013, (4) following the death or disability of Michael S. Dell, so long as he or his power of attorney, guardian or comparable person has waived certain rights under the Sponsor Stockholders Agreement, or (5) with the consent of the SLP stockholders.

•	The MSD Partners stockholders are prohibited from transferring shares of DHI Group common stock before the earlier of October 29, 2018 or an initial underwritten public offering of DHI Group common stock, except (1) to their permitted transferees specified in the Sponsor Stockholders Agreement or (2) with the consent of the MD stockholders and the SLP stockholders.

•	The SLP stockholders are prohibited from transferring shares of DHI Group common stock before the earlier of October 29, 2018 or an initial underwritten public offering of DHI Group common stock, except (1) to their permitted transferees specified in the Sponsor Stockholders Agreement or (2) with the consent of the MD stockholders.

The SLP stockholders may require an initial underwritten public offering of DHI Group common stock to be consummated on the NYSE or Nasdaq before October 29, 2018, if the offering price implies a return on the SLP stockholders’ investment in DHI Group common stock that satisfies certain minimum thresholds, and at any time on or after October 29, 2018.

Other Provisions

The Dell Technologies Certificate and the Sponsor Stockholders Agreement provide for a renunciation of corporate opportunities presented to any director or officer of Dell Technologies or any of its subsidiaries who is also a director, officer, employee, managing director or other affiliate of MSD Partners or Silver Lake Partners (other than Michael S. Dell for so long as he is an executive officer of Dell Technologies or certain of its subsidiaries).

Under the Sponsor Stockholders Agreement, Dell Technologies agrees, subject to certain exceptions, to indemnify the MD stockholders, the MSD Partners stockholders, the SLP stockholders and various respective affiliated persons from certain losses arising out of the indemnified persons’ investment in, or actual, alleged or deemed control or ability to influence, Dell Technologies.

Management Stockholders Agreement

Dell Technologies is a party to an amended and restated management stockholders agreement, dated as of September 7, 2016, with the MD stockholders, the MSD Partners stockholders, the SLP stockholders and certain members of the Company’s management, referred to as the Management Stockholders Agreement.

Under the Management Stockholders Agreement, before an initial underwritten public offering of DHI Group common stock or a change in control of Dell Technologies, any shares of Class C common stock held by an executive officer (other than Michael S. Dell) are subject to post-termination repurchase (call) and sale (put) rights and to an in-service liquidity program. Selected employees of Dell Technologies in addition to its executive officers are subject to the call and put rights and are entitled to participate in the liquidity program.

Under the call rights, following the termination of any such executive officer’s employment for any reason, Mr. Dell has the right (but not the obligation) to repurchase any or all shares of Class C common stock then held by the executive (or any of the executive’s permitted transferees) or acquired by the executive as a result of the exercise of stock options or settlement of RSUs after the termination of employment. If Mr. Dell does not exercise his call right with respect to the executive’s shares within 30 days, Dell Technologies may exercise the call right. Dell Technologies’ call right expires on the nine-month anniversary of the later of (1) the date on which the executive’s employment was terminated and (2) the date after the employment termination on which the executive acquired shares upon the exercise of options or in settlement of RSUs. If Dell Technologies does not exercise its call right, the MD stockholders, the MSD Partners stockholders and the SLP stockholders will each have the right to exercise the call right (based on their respective pro rata ownership of DHI Group common stock at such time) within the 30-day period following the expiration of Dell Technologies’ call right. The price for any shares repurchased by any person under the call right will be equal to their fair market value on the date on which the call is exercised unless the executive is terminated for cause, in which case the purchase price for such shares will be equal to the lower of the executive’s cost to acquire the shares or their fair market value on the date on which the call right is exercised.

Under the put rights, any such executive officer may require Dell Technologies to repurchase any or all shares of Class C common stock held by the executive officer for at least six months. The put period begins on the 30th day following the later of (1) the termination of an executive’s employment for any reason other than for cause and (2) the date after the employment termination on which the executive acquired such shares upon the exercise of the options or in settlement of RSUs, and ends on the six-month anniversary of each such date. The purchase price for any such shares generally will be equal to their fair market value on the date on which the executive exercises the put right. The purchase price will be equal to 80% of such fair market value, however, if the executive resigns without good reason (a) with respect to shares issued before the closing of the EMC merger (or upon the exercise of stock options that were granted before the closing of the EMC merger), before the later of the fourth anniversary of (i) the closing of the going-private transaction and (ii) the date on which the executive began employment with Dell Technologies and its affiliates, and (b) with respect to shares issued after the closing of the EMC merger (or upon the exercise of stock options that were granted after the closing of the EMC merger), before the later of the third anniversary of (i) the closing of the EMC merger and (ii) the date on which the executive began employment with Dell Technologies and its affiliates.

Twice during each calendar year, Dell Technologies opens a 30-day liquidity program under which any such executive officer who remains employed in good standing may require that Dell Technologies repurchase, at fair market value, any shares of Class C common stock that have been held by the executive (and have been vested) for at least six months.

The amount payable by Dell Technologies during any fiscal year for repurchases of Class C common stock from any executive officer upon the exercise of put rights under the liquidity program is subject to an individual cap. In addition, the total amount payable by Dell Technologies during any fiscal year for all repurchases from all employees and for tax withholding upon the exercise of options and the vesting of RSUs is subject to an aggregate cap equal to the lesser of $300 million or the amount of all repurchases and tax withholdings permitted under Dell Technologies’ credit facilities to be made during such fiscal year.

Class A Stockholders Agreement

Dell Technologies is party to an amended and restated Class A stockholders agreement, dated as of September 7, 2016 and referred to as the Class A Stockholders Agreement, by and among Dell Technologies, the MD stockholders, the MSD Partners stockholders, the SLP stockholders and certain holders of Class A common stock representing less than 1% of the outstanding DHI Group common stock, referred to as the new Class A stockholders. The Class A Stockholders Agreement provides for certain rights and obligations of the new Class A stockholders with respect to DHI Group common stock and any equity or debt securities exercisable or exchangeable for, or convertible into, DHI Group common stock, referred to as the DHI Group securities, as owners of such securities.

Transfer Restrictions

The Class A Stockholders Agreement contains provisions restricting the transfer of DHI Group securities by the new Class A stockholders, subject to certain exceptions. Until the consummation of an initial underwritten public offering of Class C common stock (and subject to any applicable lock-up or no-transfer period in connection with such offering), the new Class A stockholders may not transfer any DHI Group securities without the prior written consent of the MD stockholders and the SLP stockholders, except for transfers of shares of Class A common stock or Class C common stock pursuant to the tag-along rights held by such new Class A stockholders under the Class A Stockholders Agreement or pursuant to the drag-along rights held by the MD stockholders and the SLP stockholders under the Class A Stockholders Agreement and transfers to permitted transferees. Following the consummation of such an initial underwritten public offering, the new Class A stockholders may transfer their DHI Group securities subject to certain offering-related black-out periods but may not transfer DHI Group securities pursuant to any liquidity or similar program established or offered for the benefit of employees of Dell Technologies or its subsidiaries.

Tag-Along Rights and Drag-Along Rights

The Class A Stockholders Agreement provides certain tag-along rights to the new Class A stockholders in the event that one or more of the MD stockholders, the MSD Partners stockholders and the SLP stockholders enter into a transaction or series of related transactions (including any merger or consolidation) involving the sale, transfer, exchange or conversion of a majority of their issued and outstanding DHI Group securities to any unaffiliated acquirer. In the event of such a transaction or transactions, a new Class A stockholder may elect to sell the same percentage of his or her DHI Group securities as the percentage of DHI Group securities to be sold by the MD stockholders, the MSD Partners stockholders or the SLP stockholders initiating such transaction.

The Class A Stockholders Agreement provides drag-along rights to the MD stockholders and the SLP stockholders, subject to certain limitations. In the event that the MD stockholders (for so long as the MD stockholders beneficially own at least a majority of the outstanding DHI Group common stock) or the MD stockholders and SLP stockholders acting jointly enter into one or a series of related transactions (including any merger or consolidation) involving the sale or transfer of a majority of the issued and outstanding shares of the DHI Group common stock to any person, such MD stockholders and/or the SLP stockholders may require the new Class A stockholders to sell or transfer, at the same price per share equivalent of DHI Group common stock, consideration, terms and conditions as the MD stockholders and/or the SLP stockholders, the same percentage of DHI Group securities to be sold or transferred by the MD stockholders and/or the SLP stockholders.

Termination

The Class A Stockholders Agreement will terminate (1) by written consent of the MD stockholders (for so long as the MD stockholders own DHI Group securities), the SLP stockholders (for so long as the SLP stockholders own DHI Group securities) and holders of a majority of the DHI Group securities held by the new Class A stockholders, (2) upon the consummation of a drag-along sale pursuant to the drag-along rights of the MD stockholders and the SLP stockholders or (3) upon the dissolution or liquidation of Dell Technologies.

Class C Stockholders Agreement

Dell Technologies is party to a Class C stockholders agreement, dated as of September 7, 2016 and referred to as the Class C Stockholders Agreement, by and among Dell Technologies, the MD stockholders, the MSD Partners stockholders, the SLP stockholders and Venezio Investments Pte. Ltd. (an affiliate of Temasek Holdings (Private) Limited), referred to as Temasek and, together with its permitted transferees, the new Class C stockholders. The Class C Stockholders Agreement provides for certain rights and obligations of the new Class C stockholders with respect to DHI Group common stock and DHI Group securities.

Transfer Restrictions

The Class C Stockholders Agreement includes provisions restricting the transfer of DHI Group securities by the new Class C stockholders, subject to certain exceptions. Until the earlier of (1) October 29, 2018 or (2) the consummation of an initial underwritten public offering of Class C common stock (and subject to any applicable lock-up or no-transfer period in connection with such an offering), the new Class C stockholders may not transfer any DHI Group securities without the prior written consent of the MD stockholders and the SLP stockholders, except for transfers of Class C common stock pursuant to the tag-along rights held by such new Class C stockholders under the Class C Stockholders Agreement or pursuant to the drag-along rights held by the MD stockholders and the SLP stockholders under the Class C Stockholders Agreement and transfers to permitted transferees.

From and after October 29, 2018 and prior to the consummation of an initial underwritten public offering of Class C common stock (and subject to any applicable lock-up or no-transfer period in connection with such an offering), the new Class C stockholders may transfer any DHI Group securities, subject to (1) the tag-along rights of certain other stockholders and (2) a right of first negotiation held by the MD stockholders, except that the new Class C stockholders may not transfer DHI Group securities pursuant to any liquidity or similar program established or offered for the benefit of employees of Dell Technologies or its subsidiaries. In addition, at any time prior an initial underwritten public offering of Class C common stock, the new Class C stockholders may not transfer DHI Group securities to certain specified competitors of Dell Technologies or to any person if such transfer would cause a violation of law or regulation with respect to foreign ownership controls or result in the termination of a material government contract of Dell Technologies or its subsidiaries due to such transferee being a non-U.S. person or having non-U.S. ownership.

Tag-Along Rights and Drag-Along Rights

The Class C Stockholders Agreement provides for certain tag-along rights in the event that one or more of the MD stockholders, the MSD Partners stockholders (solely prior to an initial underwritten public offering), the SLP stockholders or the new Class C stockholders (solely prior to an initial underwritten public offering) enter into a transaction or series of related transactions involving the sale, transfer, exchange or conversion of a majority of the issued and outstanding shares of DHI Group securities. In the event of such a transaction or transactions, the new Class C stockholders or the MSD Partners stockholders and SLP stockholders, as applicable, may elect to sell the same percentage of DHI Group securities in such sale or transfer as the percentage of DHI Group securities to be sold by the MD stockholders, the MSD Partners stockholders and/or the SLP stockholders or the new Class C stockholders, as applicable, initiating such transaction, subject to certain limitations and priorities. The tag-along rights shall survive an initial underwritten public offering for up to eighteen months thereafter in respect of a transfer of DHI Group securities by the MD stockholders of 10% or more of the then-outstanding DHI Group common stock.

The Class C Stockholders Agreement provides for drag-along rights to the MD stockholders and the SLP stockholders in the case of specified transactions, subject to certain limitations. In the event that the MD stockholders (for so long as the MD stockholders beneficially own at least a majority of the outstanding DHI Group common stock) or the MD stockholders and the SLP stockholders acting jointly enter into one or a series of related transactions involving the sale or transfer of more than 50% of the DHI Group common stock and other debt securities exercisable or exchangeable for, or convertible into, DHI Group common stock, or any option, warrant or other right to acquire any DHI Group common stock or such debt securities of Dell Technologies to a person that is not an MD Related Party (as defined in the Class C Stockholders Agreement) and is not Dell Technologies or its subsidiaries, subject to certain other limitations, such MD stockholders and/or SLP stockholders may require the new Class C stockholders to sell or transfer, on the same price per share equivalent of DHI Group common stock, consideration, terms and conditions as the MD stockholders and/or the SLP stockholders (subject to certain adjustments and priorities), the same percentage of DHI Group securities to be sold or transferred by the MD stockholders and/or the SLP stockholders.

Participation Rights

The Class C Stockholders Agreement provides the new Class C stockholders with certain participation rights in the event of certain issuances of specified securities after September 7, 2016. The new Class C stockholders have the right to purchase in any such issuance up to their pro rata portion of such issuance relative to all stockholders eligible to participate in such issuance pursuant to the Class C Stockholders Agreement and the Sponsor Stockholders Agreement on the same terms and at the same price per unit with respect to each security issued.

Termination

The Class C Stockholders Agreement will terminate (1) by written consent of the MD stockholders, the SLP stockholders and holders of a majority of the DHI Group securities held by the new Class C stockholders, (2) upon the consummation of a drag-along sale pursuant to the drag-along rights of the MD stockholders and the SLP stockholders or (3) upon the dissolution or liquidation of Dell Technologies.

Other Provisions

The Class C Stockholders Agreement restricts Dell Technologies from registering in an underwritten public offering or listing on any national exchange high-vote stock of Dell Technologies without the prior written consent of the majority in interest of the new Class C stockholders that then hold shares of DHI Group common stock, subject to certain exceptions.

Voting Agreement by Temasek

Dell Technologies also has separately agreed with Temasek in the common stock purchase agreement pursuant to which Temasek purchased its shares of Class C common stock that, prior to the completion of an underwritten initial public offering of any class of common stock of Dell Technologies (other than Class V common stock), in connection with an amendment to the Dell Technologies Certificate or the Dell Technologies Bylaws or a transaction involving Dell Technologies, if the shares of Class C common stock purchased by Temasek are entitled to a separate consent right or are part of a class or series entitled to a separate vote under Delaware law in connection with such amendment or transaction, and if the effect of such amendment or transaction on the rights, powers and privileges of the shares held by Temasek is not disproportionate and adverse compared to the effect of such amendment or transaction on the rights, powers and privileges of the shares held by the SLP stockholders, Temasek will vote such shares in favor of, and against, the amendment or transaction in the same proportion as all other votes cast in favor of and against the amendment or transaction.

Registration Rights Agreement

Dell Technologies is a party to an amended and restated registration rights agreement, dated as of September 7, 2016, with certain holders of DHI Group common stock (and other securities convertible into or exchangeable or exercisable for shares of DHI Group common stock), referred to as the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, certain of Dell Technologies’ security holders, their affiliates and certain of their transferees, have the right, under certain circumstances and subject to certain restrictions, to require Dell Technologies to register for resale the shares of our Class C common stock (including shares of Class C common stock issuable upon any conversion of our Class A common stock, Class B common stock and Class D common stock) to be sold by them.

Following an initial public offering of DHI Group common stock, certain holders each have the right to demand that Dell Technologies register shares of Class C common stock to be sold by them. Subject to certain exceptions, such registration demands are limited in number and each registration demand must be expected to result in aggregate net cash proceeds to the participating registration rights holders in excess of $100 million. In certain circumstances, Dell Technologies may postpone the filing of a registration statement for up to 90 days once in any twelve-month period.

In addition, following an initial public offering of DHI Group common stock, Dell Technologies will be required to use reasonable best efforts to register the sale of shares of Class C common stock on Form S-3 or Form F-3, or on Form S-1 or Form F-1, permitting sales of shares of Class C common stock into the market from time to time over an extended period, and certain holders will have the right to request that Dell Technologies do the same. Subject to certain limitations, at any time when Dell Technologies has an effective shelf registration statement, certain holders each will have the right to make no more than two marketed underwritten shelf takedowns during any twelve-month period.

Certain holders also will have the ability to exercise certain piggyback registration rights in respect of shares of Class C common stock to be sold by them in connection with registered offerings requested by certain other holders or initiated by Dell Technologies.

Code of Ethics for Senior Financial Officers

Dell Technologies maintains a Code of Ethics for Senior Financial Officers that is applicable to our Chief Executive Officer, our Chief Financial Officer and our Chief Accounting Officer and is available on our website at http://investors.delltechnologies.com under the Corporate Governance section. The Code of Ethics for Senior Financial Officers, which satisfies the requirements of a “code of ethics” under SEC rules, addresses matters specific to those senior financial positions in the Company, including responsibility for the disclosures made in our filings with the SEC, reporting obligations with respect to certain matters and a general obligation to promote honest and ethical conduct within the Company. The Chief Executive Officer, the Chief Financial Officer and the Chief Accounting Officer are also required to comply with our Code of Conduct. We will post any waivers of, or amendments to, the Code of Ethics for Senior Financial Officers on our website at http://investors.delltechnologies.com under the Corporate Governance section in the circumstances and within the time period required under SEC rules.

In addition, Dell Technologies maintains a Code of Conduct that is applicable to all of our employees and officers worldwide and to our Board of Directors. A copy of the Code of Conduct is available on our website at http://investors.delltechnologies.com under the Corporate Governance section.

Stockholders Sharing the Same Last Name and Address

Only one copy of the proxy statement and Annual Report on Form 10-K for Fiscal 2017 or Notice of Internet Availability of Proxy for this annual meeting is being sent to stockholders who share the same last name and address, unless they have notified Dell Technologies that they want to continue receiving multiple packages. This practice, known as “householding,” is intended to eliminate duplicate mailings, conserve natural resources and help reduce printing and mailing costs.

If you received a householded mailing this year and would like to receive a separate copy of the proxy materials, Dell Technologies will deliver a copy promptly upon your request submitted to Dell Technologies in one of the following ways:

•	E-mail Dell Technologies’ Investor Relations department at investor_relations@dell.com

•	Send your request by mail to Dell Technologies Inc., Investor Relations, One Dell Way, Round Rock, Texas 78682

•	Call Dell Technologies’ Investor Relations department at (512) 728-7800

You also may download a copy of any of these materials at http://investors.delltechnologies.com under the Financial Information section.

To opt out of householding for future distributions of proxy materials, you may notify Dell Technologies using the contacts for the Investor Relations department described above.

If you received multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may notify Dell Technologies of your preference using the contacts for the Investor Relations department provided above.

Householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing Dell Technologies stock at two different brokerage firms, your household will receive two copies of the annual meeting materials, one from each brokerage firm. If you are a beneficial owner, you may request information about householding from your bank, brokerage firm or other nominee.

Availability of Annual Report on Form 10-K

This proxy statement is accompanied by our Annual Report on Form 10-K for the fiscal year ended February 3, 2017. The Form 10-K is available without exhibits at http://investors.delltechnologies.com under the Financial Information section and with exhibits at the website maintained by the SEC at www.sec.gov. You may obtain free of charge a printed version of the report, without exhibits, upon request submitted to Dell Technologies in one of the following ways:

•	E-mail Dell Technologies’ Investor Relations department at investor_relations@dell.com

•	Send your request by mail to Dell Technologies Inc., Investor Relations, One Dell Way, Round Rock, Texas 78682

•	Call Dell Technologies’ Investor Relations department at (512) 728-7800

Other Matters

To the extent that this proxy statement is incorporated by reference into any other filing by Dell Technologies under the Securities Act of 1933 or the Exchange Act, the sections of this proxy statement entitled “Compensation Committee Report” and “Report of the Audit Committee,” to the extent permitted by the rules of the SEC, will not be deemed incorporated in such a filing, unless specifically provided otherwise in the filing. In addition, such sections will not be deemed to be soliciting material.

Except as stated otherwise, all website addresses contained in this proxy statement are intended to be inactive, textual references only. The information on, or accessible through, any website (including the Dell Technologies website) identified in this proxy statement is not a part of, and is not incorporated by reference into, this proxy statement.

Annex A

SELECTED DEFINITIONS

A reference in this proxy statement to:

•	“Applicable Conversion Percentage” means (1) from the first date the Class C common stock is Publicly Traded until the first anniversary thereof, 120%, (2) from and after the first anniversary of such date until the second anniversary of such date, 115% and (3) from and after the second anniversary of such date, 110%.

•	Class V Group and DHI Group: The assets and liabilities of Dell Technologies that are intended to be tracked by the authorized Class V common stock, which initially consists solely of Dell Technologies’ economic interest in the VMware business as of the completion of the EMC merger, are referred to as the “Class V Group,” and the remaining assets and liabilities of Dell Technologies that are intended to be tracked by the DHI Group common stock (including a retained interest in the Class V Group, or “inter-group interest”) are referred to as the “DHI Group.”

•	“Class V Group Conversion Date” means any date and time fixed by the Board of Directors for a conversion of shares of Class V common stock pursuant to Section 5.2 of the Dell Technologies Certificate.

•	“DHI Group common stock” means collectively the series of Dell Technologies common stock, each with a par value $0.01 per share, designated as Class A common stock, Class B common stock, Class C common stock and Class D common stock.

•	“MD stockholders” means Michael S. Dell and the Susan Lieberman Dell Separate Property Trust and any person to whom either of them would be permitted to transfer any equity securities of Dell Technologies under the Dell Technologies Certificate.

•	“MSD Partners stockholders” means MSDC Denali Investors, L.P., a Delaware limited partnership, and MSDC Denali EIV, LLC, a Delaware limited liability company, and any person to whom either of them would be permitted to transfer any equity securities of Dell Technologies under the Dell Technologies Certificate.

•	“Number of Retained Interest Shares” means the proportionate undivided interest, if any, that the DHI Group may be deemed to hold in the assets, liabilities and businesses of the Class V Group in accordance with the Dell Technologies Certificate.

•	“Publicly Traded” means with respect to shares of capital stock or other securities, such shares or other securities traded on a U.S. securities exchange.

•	Retained Interest Dividend Amount: If the DHI Group has an inter-group interest in the Class V Group on the record date for any dividend on the Class V common stock, then concurrently with the payment of any dividend on the outstanding shares of Class V common stock:

•	if such dividend consists of cash, U.S. Publicly Traded securities (other than shares of Class V common stock) or other assets, Dell Technologies will attribute to the DHI Group, referred to as a Retained Interest Dividend, an aggregate amount of cash, securities or other assets, or a combination thereof, at the election of the Dell Technologies Board of Directors (the “Retained Interest Dividend Amount”), with a fair value equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying the Number of Retained Interest Shares as of the record date for such dividend by the fair value of such dividend payable with respect to each outstanding share of Class V common stock, as determined in good faith by the Dell Technologies Board of Directors; or

•	if such dividend consists of shares of Class V common stock (including dividends of securities convertible or exchangeable or exercisable for shares of Class V common stock), the Number of

Retained Interest Shares will be increased by a number equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying the Number of Retained Interest Shares as of the record date for such dividend by the number of shares (including any fraction of a share) of Class V common stock issuable for each outstanding share of Class V common stock in such dividend.

•	“Retained Interest Redemption Amount” means an aggregate amount to be attributed to the DHI Group in the event of certain redemptions of a portion of the outstanding shares of Class V common stock in connection with a Class V Group Disposition (as defined in the Dell Technologies Certificate), consisting of cash, securities (other than securities of Dell Technologies) or other assets, or any combination thereof, subject to adjustment as described in the Dell Technologies Certificate, with an aggregate fair value equal to the difference between (x) the Class V Group Net Proceeds and (y) the portion of the Class V Group Allocable Net Proceeds (each as defined in the Dell Technologies Certificate) applied to such redemption as determined in accordance with the Dell Technologies Certificate.

•	“SLP stockholders” means Silver Lake Partners III, L.P., a Delaware limited partnership, Silver Lake Technology Investors III, L.P., a Delaware limited partnership, Silver Lake Partners IV, L.P., a Delaware limited partnership, Silver Lake Technology Investors IV, L.P., a Delaware limited partnership, and SLP Denali Co-Invest, L.P., a Delaware limited partnership, and any person to whom any of them would be permitted to transfer any equity securities of Dell Technologies under the Dell Technologies Certificate.

•	“Sponsor Stockholders Agreement” means Dell Technologies’ amended and restated stockholders agreement, dated as of September 7, 2016, with the MD stockholders, the MSD Partners stockholders and the SLP stockholders.

For purposes of the Dell Technologies Certificate and the Dell Technologies Bylaws, the following terms have the meanings set forth below:

•	“Aggregate Group II Director Votes” means, as of the date of measurement:

•	seven votes for all matters subject to the vote of the Dell Technologies Board of Directors (whether by a meeting or by written consent) for so long as the MD stockholders beneficially own an aggregate of more than 35% of the issued and outstanding DHI Group common stock; or, so long as the foregoing is not applicable:

•	three votes for all matters subject to the vote of the Dell Technologies Board of Directors (whether by a meeting or by written consent) for so long as the MD stockholders beneficially own an aggregate number of shares of DHI Group common stock equal to more than 66 2/3% of the Reference Number;

•	two votes for all matters subject to the vote of the Dell Technologies Board of Directors (whether by a meeting or by written consent) for so long as the MD stockholders beneficially own an aggregate number of shares of DHI Group common stock equal to more than 33 1/3% but less than or equal to 66 2/3% of the Reference Number;

•	one vote for all matters subject to the vote of the Dell Technologies Board of Directors (whether by a meeting or by written consent) for so long as the MD stockholders beneficially own an aggregate number of shares of DHI Group common stock equal to 10% or more but less than or equal to 33 1/3% of the Reference Number; and

•	zero votes for all matters subject to the vote of the Dell Technologies Board of Directors (whether by a meeting or by written consent) for so long as the MD stockholders beneficially own an aggregate number of shares of DHI Group common stock less than 10% of the Reference Number;

except that subject to the immediately succeeding sentence, at any time that the MD stockholders beneficially own a number of shares of DHI Group common stock equal to or greater than 1.5 times the number of shares of DHI Group common stock beneficially owned by the SLP stockholders, the Aggregate Group II Director Votes will equal seven votes. Notwithstanding anything in this definition of “Aggregate Group II Director Votes” to the contrary, on and after a Disabling Event and if at the commencement of such Disabling Event the SLP stockholders beneficially own an aggregate number of shares of DHI Group common stock equal to at least 50% of the Reference Number, then the aggregate number of votes that the Group II directors will be entitled to will be the lesser of (A) the number of votes that the Group II directors would be entitled to without regard to this sentence and (B) that number of votes that then constitutes the Aggregate Group III Director Votes, except that if the Disabling Event is a Disability of Michael S. Dell, then this sentence will cease to apply, and the number of votes of the Group II directors and the Group III directors will be calculated without regard to this sentence, upon the cessation of such Disabling Event, and except that following and during the continuance of a Disabling Event, if the MD stockholders beneficially own at least a majority of the outstanding DHI Group common stock and an MD stockholder enters into certain qualified sale transactions described in the Dell Technologies Certificate which require approval of the Dell Technologies Board of Directors, the number of votes of the Group II directors and the Group III directors with respect to the vote by the Dell Technologies Board of Directors on any such qualified sale transaction, definitive agreements and filings related thereto or the consummation thereof will be determined without giving effect to such Disabling Event.

•	“Aggregate Group III Director Votes” means, as of the date of measurement:

•	three votes for all matters subject to the vote of the Dell Technologies Board of Directors (whether by a meeting or by written consent) for so long as the SLP stockholders beneficially own a number of shares of DHI Group common stock (other than Class D common stock) equal to more than 66 2/3% of the Reference Number;

•	two votes for all matters subject to the vote of the Dell Technologies Board of Directors (whether by a meeting or by written consent) for so long as the SLP stockholders beneficially own a number of shares of DHI Group common stock (other than Class D common stock) representing more than 33 1/3% but less than or equal to 66 2/3% of the Reference Number;

•	one vote for all matters subject to the vote of the Dell Technologies Board of Directors (whether by a meeting or by written consent) for so long as the SLP stockholders beneficially own a number of shares of DHI Group common stock (other than Class D common stock) representing 10% or more but less than or equal to 33 1/3% of the Reference Number; and

•	zero votes for all matters subject to the vote of the Dell Technologies Board of Directors (whether by a meeting or by written consent) for so long as the SLP stockholders beneficially own a number of shares of DHI Group common stock (other than Class D common stock) representing less than 10% of the Reference Number.

•	“Designation Rights Trigger Event” means the earliest to occur of the following: (1) an initial underwritten public offering that is registered under the Securities Act of 1933 of DHI Group common stock, (2) with respect to the Class A common stock, the Aggregate Group II Director Votes equaling zero and (3) with respect to the Class B common stock, the Aggregate Group III Director Votes equaling zero.

•	“Disability” means any physical or mental disability or infirmity that prevents the performance of Michael S. Dell’s duties as a director or Chief Executive Officer of Dell Technologies or any Domestic Specified Subsidiary (as defined in the Dell Technologies Certificate) (if, in the case of a Domestic Specified Subsidiary, Michael S. Dell is at the time of such disability or infirmity serving as a director or the Chief Executive Officer of such Domestic Specified Subsidiary) for a period of 180 consecutive days.

•	“Disabling Event” means either the death, or the continuation of any Disability, of Michael S. Dell.

•	“Reference Number” means 98,181,818 shares of DHI Group common stock (as adjusted for any stock split, stock dividend, reverse stock split or similar event occurring after the EMC merger).

Annex B

PROPOSED AMENDMENT TO DELL TECHNOLOGIES’ CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

The Fourth Amended and Restated Certificate of Incorporation of Dell Technologies is amended by deleting ARTICLE IV thereof in its entirety and substituting the following in lieu thereof:

ARTICLE IV

The total authorized number of shares of capital stock of the Corporation shall be nine billion, one-hundred forty-four million, twenty-five thousand, three-hundred and eight (9,144,025,308) shares, which shall consist of (i) one million (1,000,000) shares of Preferred Stock, of the par value of $0.01 per share (the “Preferred Stock”); and (ii) nine billion, one-hundred forty-three million, twenty-five thousand, three-hundred and eight (9,143,025,308) shares of Common Stock, of the par value of $0.01 per share (the “Common Stock”).

The Fourth Amended and Restated Certificate of Incorporation of Dell Technologies is amended by deleting paragraph (a) of Section 5.2 of ARTICLE V thereof in its entirety and substituting the following in lieu thereof:

(a)     DHI Common Stock. One series of common stock of the Corporation is hereby created and designated as “Class A Common Stock” consisting of six-hundred million (600,000,000) shares, par value $0.01 per share (the “Class A Common Stock”); one series of common stock of the Corporation is hereby created and designated as “Class B Common Stock” consisting of two-hundred million (200,000,000) shares, par value $0.01 per share (the “Class B Common Stock”); one series of common stock of the Corporation is hereby created and designated as “Class C Common Stock” consisting of seven billion, nine-hundred million (7,900,000,000) shares, par value $0.01 per share (the “Class C Common Stock”); and one series of common stock of the Corporation is hereby created and designated as “Class D Common Stock” consisting of one-hundred million (100,000,000) shares, par value $0.01 per share (the “Class D Common Stock,” and together with the Class A Common Stock, the Class B Common Stock and the Class C Common Stock, the “DHI Common Stock”).

B-1

DELL TECHNOLOGIES INC. ONE DELL WAY ROUND ROCK, TX 78682	VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Sunday, June 25, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Alternatively, you may vote by scanning the QR code provided on page 1 of the proxy statement with your mobile device (you will need your 16-digit control number).

During The Meeting - Go to www.virtualshareholdermeeting.com/DVMT2017

You may attend the Meeting on Monday, June 26, 2017, at 11:00 a.m. Central Time via the Internet at www.virtualshareholdermeeting.com/DVMT2017 and vote during the Meeting using the 16-digit control number provided.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Sunday, June 25, 2017. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
E29849-P92908-Z70011	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

DELL TECHNOLOGIES INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR each of the Group I and Group II nominees listed under Proposal 1:
1. Election of Group I Directors		☐	☐	☐
Nominees:
01) David W. Dorman
02) William D. Green
03) Ellen J. Kullman
Election of Group II Director
Nominee:
04) Michael S. Dell					The Board of Directors recommends that you vote FOR “Every 1 year” for Proposal 4:	Every 1 year	Every 2 years	Every 3 years	Abstain
The Board of Directors recommends that you vote FOR Proposals 2 and 3:		For	Against	Abstain	4. Advisory vote on whether Dell Technologies should hold an advisory vote by stockholders to approve the compensation of Dell Technologies’ named executive officers every 1, 2 or 3 years.	☐	☐	☐	☐
2. Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.’s independent registered public accounting firm for fiscal year ending February 2, 2018.		☐	☐	☐
					The Board of Directors recommends that you vote FOR Proposal 5:		For	Against	Abstain

3. Approval, on an advisory basis, of the compensation of Dell Technologies’ named executive officers as disclosed in the proxy statement.		☐	☐	☐	5. Adoption of amendment to Dell Technologies’ certificate of incorporation to increase the authorized number of shares of common stock as described in the proxy statement.		☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.
For address changes and/or comments, please check this box and write them on the back where indicated.				☐

NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

V.1.2

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K

are available at www.proxyvote.com.

E29850-P92908-Z70011

CLASS A COMMON STOCK PROXY

Dell Technologies Inc.

Annual Meeting of Stockholders

June 26, 2017, 11:00 a.m. Central Time

To be held at www.virtualshareholdermeeting.com/DVMT2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF DELL TECHNOLOGIES INC.

The undersigned hereby appoints Richard J. Rothberg and Janet B. Wright, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side of this form, all the shares of Dell Technologies Inc. Class A Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 26, 2017 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL GROUP I AND GROUP II NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR EVERY 1 YEAR FOR PROPOSAL 4 AND FOR PROPOSAL 5 AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be marked, dated and signed, on the other side)

V.1.2

DELL TECHNOLOGIES INC. ONE DELL WAY ROUND ROCK, TX 78682	VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Sunday, June 25, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Alternatively, you may vote by scanning the QR code provided on page 1 of the proxy statement with your mobile device (you will need your 16-digit control number).

During The Meeting - Go to www.virtualshareholdermeeting.com/DVMT2017

You may attend the Meeting on Monday, June 26, 2017, at 11:00 a.m. Central Time via the Internet at www.virtualshareholdermeeting.com/DVMT2017 and vote during the Meeting using the 16-digit control number provided.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Sunday, June 25, 2017. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
E29851-P92908-Z70011	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

DELL TECHNOLOGIES INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR each of the Group I and Group III nominees listed under Proposal 1:
1. Election of Group I Directors		☐	☐	☐
Nominees:
01) David W. Dorman
02) William D. Green
03) Ellen J. Kullman
Election of Group III Directors
Nominees:
04) Egon Durban 05) Simon Patterson					The Board of Directors recommends that you vote FOR “Every 1 year” for Proposal 4:	Every 1 year	Every 2 years	Every 3 years	Abstain
The Board of Directors recommends that you vote FOR Proposals 2 and 3:		For	Against	Abstain	4. Advisory vote on whether Dell Technologies should hold an advisory vote by stockholders to approve the compensation of Dell Technologies’ named executive officers every 1, 2 or 3 years.	☐	☐	☐	☐
2. Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.’s independent registered public accounting firm for fiscal year ending February 2, 2018.		☐	☐	☐
					The Board of Directors recommends that you vote FOR Proposal 5:		For	Against	Abstain

3. Approval, on an advisory basis, of the compensation of Dell Technologies’ named executive officers as disclosed in the proxy statement.		☐	☐	☐	5. Adoption of amendment to Dell Technologies’ certificate of incorporation to increase the authorized number of shares of common stock as described in the proxy statement.		☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.
For address changes and/or comments, please check this box and write them on the back where indicated.				☐

NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

V.1.2

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K

are available at www.proxyvote.com.

E29852-P92908-Z70011

CLASS B COMMON STOCK PROXY

Dell Technologies Inc.

Annual Meeting of Stockholders

June 26, 2017, 11:00 a.m. Central Time

To be held at www.virtualshareholdermeeting.com/DVMT2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF DELL TECHNOLOGIES INC.

The undersigned hereby appoints Richard J. Rothberg and Janet B. Wright, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side of this form, all the shares of Dell Technologies Inc. Class B Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 26, 2017 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL GROUP I AND GROUP III NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR EVERY 1 YEAR FOR PROPOSAL 4 AND FOR PROPOSAL 5 AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be marked, dated and signed, on the other side)

V.1.2

DELL TECHNOLOGIES INC. ONE DELL WAY ROUND ROCK, TX 78682	VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Sunday, June 25, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Alternatively, you may vote by scanning the QR code provided on page 1 of the proxy statement with your mobile device (you will need your 16-digit control number).

During The Meeting - Go to www.virtualshareholdermeeting.com/DVMT2017

You may attend the Meeting on Monday, June 26, 2017, at 11:00 a.m. Central Time via the Internet at www.virtualshareholdermeeting.com/DVMT2017 and vote during the Meeting using the 16-digit control number provided.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Sunday, June 25, 2017. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
E29853-P92908-Z70011	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

DELL TECHNOLOGIES INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR each of the Group I nominees listed under Proposal 1:
1. Election of Group I Directors		☐	☐	☐
Nominees:
01) David W. Dorman
02) William D. Green
03) Ellen J. Kullman
The Board of Directors recommends that you vote FOR Proposals 2 and 3:		For	Against	Abstain	The Board of Directors recommends that you vote FOR “Every 1 year” for Proposal 4:	Every 1 year	Every 2 years	Every 3 years	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.’s independent registered public accounting firm for fiscal year ending February 2, 2018.		☐	☐	☐	4. Advisory vote on whether Dell Technologies should hold an advisory vote by stockholders to approve the compensation of Dell Technologies’ named executive officers every 1, 2 or 3 years.	☐	☐	☐	☐

3. Approval, on an advisory basis, of the compensation of Dell Technologies’ named executive officers as disclosed in the proxy statement.		☐	☐	☐	The Board of Directors recommends that you vote FOR Proposal 5:		For	Against	Abstain
					5. Adoption of amendment to Dell Technologies’ certificate of incorporation to increase the authorized number of shares of common stock as described in the proxy statement.		☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.
For address changes and/or comments, please check this box and write them on the back where indicated.				☐

NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

V.1.2

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K

are available at www.proxyvote.com.

E29854-P92908-Z70011

CLASS C COMMON STOCK PROXY

Dell Technologies Inc.

Annual Meeting of Stockholders

June 26, 2017, 11:00 a.m. Central Time

To be held at www.virtualshareholdermeeting.com/DVMT2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF DELL TECHNOLOGIES INC.

The undersigned hereby appoints Richard J. Rothberg and Janet B. Wright, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side of this form, all the shares of Dell Technologies Inc. Class C Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 26, 2017 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL GROUP I NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR EVERY 1 YEAR FOR PROPOSAL 4 AND FOR PROPOSAL 5 AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be marked, dated and signed, on the other side)

V.1.2

DELL TECHNOLOGIES INC. ONE DELL WAY ROUND ROCK, TX 78682	VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Sunday, June 25, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Alternatively, you may vote by scanning the QR code provided on page 1 of the proxy statement with your mobile device (you will need your 16-digit control number).

During The Meeting - Go to www.virtualshareholdermeeting.com/DVMT2017

You may attend the Meeting on Monday, June 26, 2017, at 11:00 a.m. Central Time via the Internet at www.virtualshareholdermeeting.com/DVMT2017 and vote during the Meeting using the 16-digit control number provided.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Sunday, June 25, 2017. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
E29855-P92908-Z70011	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

DELL TECHNOLOGIES INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR each of the Group I nominees listed under Proposal 1:
1. Election of Group I Directors		☐	☐	☐
Nominees:
01) David W. Dorman
02) William D. Green
03) Ellen J. Kullman
The Board of Directors recommends that you vote FOR Proposals 2 and 3:		For	Against	Abstain	The Board of Directors recommends that you vote FOR “Every 1 year” for Proposal 4:	Every 1 year	Every 2 years	Every 3 years	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.’s independent registered public accounting firm for fiscal year ending February 2, 2018.		☐	☐	☐	4. Advisory vote on whether Dell Technologies should hold an advisory vote by stockholders to approve the compensation of Dell Technologies’ named executive officers every 1, 2 or 3 years.	☐	☐	☐	☐
3. Approval, on an advisory basis, of the compensation of Dell Technologies’ named executive officers as disclosed in the proxy statement.		☐	☐	☐	The Board of Directors recommends that you vote FOR Proposal 5:		For	Against	Abstain
					5. Adoption of amendment to Dell Technologies’ certificate of incorporation to increase the authorized number of shares of common stock as described in the proxy statement.		☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.
For address changes and/or comments, please check this box and write them on the back where indicated.				☐

NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

V.1.2

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K

are available at www.proxyvote.com.

E29856-P92908-Z70011

CLASS V COMMON STOCK PROXY

Dell Technologies Inc.

Annual Meeting of Stockholders

June 26, 2017, 11:00 a.m. Central Time

To be held at www.virtualshareholdermeeting.com/DVMT2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF DELL TECHNOLOGIES INC.

The undersigned hereby appoints Richard J. Rothberg and Janet B. Wright, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side of this form, all the shares of Dell Technologies Inc. Class V Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 26, 2017 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL GROUP I NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR EVERY 1 YEAR FOR PROPOSAL 4 AND FOR PROPOSAL 5 AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be marked, dated and signed, on the other side)

V.1.2